Please read this Prospectus before investing, and keep it on file for future reference. It sets forth concisely the information about the Funds that you ought to know before investing.

Additional information has been filed with the Securities and Exchange Commission and is contained in a Statement of Additional Information ("SAI") dated July 31, 1997. The SAI is available free upon request to the Corporation or Waddell & Reed, Inc., its principal underwriter and distributor, at the address or telephone number below. The SAI is incorporated by reference into this Prospectus, and you will not be aware of all facts unless you read both this Prospectus and the SAI.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

HIGH INCOME FUND MAY INVEST UP TO ALL OF ITS ASSETS IN BONDS ISSUED BY DOMESTIC OR FOREIGN ISSUERS RATED BELOW INVESTMENT GRADE, COMMONLY KNOWN AS "JUNK BONDS," WHICH ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "ABOUT THE INVESTMENT PRINCIPLES OF THE FUNDS" INCLUDED IN THIS PROSPECTUS FOR A DISCUSSION OF THE RISKS ASSOCIATED WITH NON-INVESTMENT GRADE DEBT SECURITIES. SEE APPENDIX A FOR A DISCUSSION OF BOND RATINGS.

Waddell & Reed Funds, Inc.
Class B Shares

Waddell & Reed Funds, Inc. (the "Corporation") is a management investment company that has eight separate funds (the "Funds"), each of which is designed for investors with different goals. Total Return Fund seeks to provide current income while seeking capital growth. Growth Fund seeks capital appreciation. Limited-Term Bond Fund seeks to provide a high level of current income consistent with preservation of capital. Municipal Bond Fund seeks to provide income which is not subject to Federal income taxation. International Growth Fund seeks long-term appreciation as its primary goal and realization of income as its secondary goal. Asset Strategy Fund seeks high total return over the long term. Science and Technology Fund seeks long-term capital growth through investments primarily in science and technology securities. High Income Fund seeks high current income as a primary goal and capital growth as a secondary goal.

This Prospectus describes one class of shares of each of the Funds--Class B shares.


Prospectus
July 31, 1997


WADDELL & REED FUNDS, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
800-366-5465

Table of Contents

AN OVERVIEW OF THE FUNDS........................................3

EXPENSES........................................................6

FINANCIAL HIGHLIGHTS...........................................14

PERFORMANCE....................................................20
 Explanation of Terms .........................................20

ABOUT WADDELL & REED...........................................22

ABOUT THE INVESTMENT PRINCIPLES OF THE FUNDS...................23
 Investment Goals and Principles ..............................23
   Risk Considerations ........................................30
 Securities and Investment Practices ..........................30

ABOUT YOUR ACCOUNT.............................................49
 Ways to Set Up Your Account ..................................49
 Buying Shares ................................................50
 Minimum Investments ..........................................51
 Adding to Your Account .......................................52
 Selling Shares ...............................................52
 Shareholder Services .........................................56
   Personal Service ...........................................56
   Reports ....................................................57
   Exchanges ..................................................57
   Automatic Transactions .....................................57
 Distributions and Taxes ......................................58
   Distributions ..............................................58
   Taxes ......................................................58

ABOUT THE MANAGEMENT AND EXPENSES OF THE FUNDS.................62
 WRIMCO and Its Affiliates ....................................63
 Breakdown of Expenses ........................................66
   Management Fee .............................................66
   Other Expenses .............................................67
   Distribution ...............................................68

APPENDIX A.....................................................70

AN OVERVIEW OF THE FUNDS

The Funds: This Prospectus describes eight separate series (each a "Fund" and collectively the "Funds") of an open-end, management investment company. Each Fund has different investment goals and policies. Each of the Funds is a diversified fund.

Goals, Strategies and Risk Considerations:

Total Return Fund seeks to provide current income while seeking capital growth. This Fund invests primarily in common stocks, or securities convertible into common stocks, of companies that have a record of paying regular dividends on common stock or have the potential for capital appreciation. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

Growth Fund seeks capital appreciation. This Fund invests primarily in common stocks, or securities convertible into common stocks, of companies that offer, in the opinion of the Fund's investment manager, above-average growth potential, including relatively new or unseasoned companies. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

Limited-Term Bond Fund seeks a high level of current income consistent with preservation of capital. This Fund invests primarily in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Debt securities have varying levels of sensitivity to changes in interest rates. The Fund will maintain a dollar-weighted average maturity of its portfolio of two to five years.

Municipal Bond Fund seeks income not subject to Federal income taxation. This Fund invests primarily in municipal bonds. Municipal bonds vary widely as to their interest rates, degree of security and maturity. The Fund may invest up to 10% of its assets in taxable obligations (as defined herein).

International Growth Fund seeks long-term appreciation as its primary goal and realization of income as its secondary goal. The securities selected to attempt to achieve the Fund's primary goal will be issued by companies which the Fund's investment manager believes have the potential for long-term growth. This Fund invests in securities issued by companies or governments of any nation. There are certain risks associated with foreign securities not usually associated with U.S. securities.

Asset Strategy Fund seeks high total return over the long term. This Fund seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments, both in the United States and abroad. The Fund designates a mix which represents the way the Fund's investments will generally be allocated over the long term. This mix will vary over short-term periods as the Fund's investment manager adjusts the Fund's holdings -- within defined ranges -- based on the current outlook for the different markets. Because the Fund owns different types of investments, its performance will be affected by a variety of factors.

Science and Technology Fund seeks long-term capital growth through investment in a portfolio emphasizing science and technology securities. This Fund invests in common stock, preferred stock, debt securities and convertible securities.

High Income Fund seeks, as a primary goal, a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal. The Fund invests primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of the Fund's investment manager, consistent with the Fund's goals. Investments in high-yield, high-risk securities ("junk bonds") may entail risks that are different or more pronounced than those involved in higher-rated securities.

     As with any mutual fund, there can be no assurance that a Fund will be successful in meeting its investment goal. For a further description of the eight Funds, their investment techniques and risks which may be associated with certain investments, see "About the Investment Principles of the Funds."

Management: Waddell & Reed Investment Management Company ("WRIMCO") provides investment advice to each of the Funds and manages each Fund's investments. WRIMCO is a wholly-owned subsidiary of Waddell & Reed, Inc. WRIMCO, Waddell & Reed, Inc. and its predecessors have provided investment management services to registered investment companies since 1940. See "About the Management and Expenses of the Funds" for information about management fees.

Distributor: Waddell & Reed, Inc. acts as principal underwriter and distributor of the shares of the Funds. See "About the Management and Expenses of the Funds" for further information about distribution fees.

Purchases: You may buy Class B shares of each of the Funds through Waddell & Reed, Inc. and its account representatives. The price to buy a Class B share of a Fund is the net asset value of a Class B share of that Fund. A sales charge is not incurred upon purchase of shares of a Fund, but the Class B shares are subject to a contingent deferred sales charge if redeemed within a certain time period. See "About Your Account" for information on how to purchase Class B shares of each of the Funds.

Redemptions: You may redeem your Class B shares at net asset value less a deferred sales charge, if any. The deferred sales charge will vary with the length of time you have held your shares. When you sell your Class B shares, they may be worth more or less than what you paid for them. See "About Your Account" for a description of redemption and reinvestment procedures.

Risk Considerations: Because the Funds own different types of investments, their performance will be affected by a variety of factors. The value of each Fund's investments and the income generated will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments. See "About the Investment Principles of the Funds" for information about the risks associated with each Fund's investments.

Expenses

Total Return Fund

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
  on purchases            None

Maximum sales load
  on reinvested
  dividends               None

Maximum contingent
  deferred sales
  charge1                   3%

Redemption fees
  (other than con-
  tingent deferred
  sales charge)           None

Exchange fee              None

Annual fund operating expenses (as a percentage of average net assets).

Management fees         0.71%
12b-1 fees2             0.99%
Other expenses          0.26%
Total Fund operating
  expenses              1.96%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return:3

                          Assuming            Assuming
                         Redemption        No Redemption
                         at End of           at End of
                        Each Period         Each Period
                        -----------        -------------
 1 year                    $ 50                $ 20
 3 years                   $ 72                $ 62
 5 years                   $106                $106
10 years                   $229                $229

     The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


1The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. See "About Your Account" for further information about the contingent deferred sales charge.
2It is possible that long-term shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. See "Breakdown of Expenses."
3Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of a Fund's future performance, which may be greater or lesser.

Growth Fund

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
  on purchases            None

Maximum sales load
  on reinvested
  dividends               None

Maximum contingent
  deferred sales
  charge4                   3%

Redemption fees
  (other than con-
  tingent deferred
  sales charge)           None

Exchange fee              None

Annual fund operating expenses (as a percentage of average net assets).

Management fees5        0.81%
12b-1 fees6             0.99%
Other expenses          0.32%
Total Fund
  operating expenses    2.12%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return:7

                          Assuming            Assuming
                         Redemption        No Redemption
                         at End of           at End of
                        Each Period         Each Period
                        -----------        -------------
 1 year                    $ 52                $ 22
 3 years                   $ 76                $ 66
 5 years                   $114                $114
10 years                   $246                $246

     The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


4The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. See "About Your Account" for further information about the contingent deferred sales charge.
5The management fee for Growth Fund is higher than that of most funds.
6It is possible that long-term shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. See "Breakdown of Expenses."
7Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of a Fund's future performance, which may be greater or lesser.

Limited-Term Bond Fund

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
  on purchases            None

Maximum sales load
  on reinvested
  dividends               None

Maximum contingent
  deferred sales
  charge8                   3%

Redemption fees
  (other than con-
  tingent deferred
  sales charge)           None

Exchange fee              None

Annual fund operating expenses (as a percentage of average net assets).

Management fees         0.56%
12b-1 fees9             1.00%
Other expenses          0.52%
Total Fund
  operating expenses    2.08%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return:10

                          Assuming            Assuming
                         Redemption        No Redemption
                         at End of           at End of
                        Each Period         Each Period
                        -----------        -------------
 1 year                    $ 51                $ 21
 3 years                   $ 75                $ 65
 5 years                   $112                $112
10 years                   $241                $241

     The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


8The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. See "About Your Account" for further information about the contingent deferred sales charge.
9It is possible that long-term shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. See "Breakdown of Expenses."
10Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of a Fund's future performance, which may be greater or lesser.

Municipal Bond Fund

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
  on purchases            None

Maximum sales load
  on reinvested
  dividends               None

Maximum contingent
  deferred sales
  charge11                  3%

Redemption fees
  (other than con-
  tingent deferred
  sales charge)           None

Exchange fee              None

Annual fund operating expenses (as a percentage of average net assets).

Management fees         0.56%
12b-1 fees12            0.98%
Other expenses          0.38%
Total Fund
  operating expenses    1.92%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return:13

                          Assuming            Assuming
                         Redemption        No Redemption
                         at End of           at End of
                        Each Period         Each Period
                        -----------        -------------
 1 year                    $ 49                $ 19
 3 years                   $ 70                $ 60
 5 years                   $104                $104
10 years                   $224                $224

     The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


11The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. See "About Your Account" for further information about the contingent deferred sales charge.
12It is possible that long-term shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. See "Breakdown of Expenses."
13Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of a Fund's future performance, which may be greater or lesser.

International Growth Fund

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
  on purchases            None

Maximum sales load
  on reinvested
  dividends               None

Maximum contingent
  deferred sales
  charge14                  3%

Redemption fees
  (other than con-
  tingent deferred
  sales charge)           None

Exchange fee              None

Annual fund operating expenses (as a percentage of average net assets).

Management fees15       0.81%
12b-1 fees16            0.96%
Other expenses          0.69%
Total Fund
  operating expenses    2.46%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return:17:

                          Assuming            Assuming
                         Redemption        No Redemption
                         at End of           at End of
                        Each Period         Each Period
                        -----------        -------------
 1 year                    $ 55                $ 25
 3 years                   $ 87                $ 77
 5 years                   $131                $131
10 years                   $280                $280

     The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


14The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. See "About Your Account" for further information about the contingent deferred sales charge.
15The management fee for International Growth Fund is higher than that of most funds.
16It is possible that long-term shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. See "Breakdown of Expenses."
17Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of a Fund's future performance, which may be greater or lesser.

Asset Strategy Fund

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
  on purchases            None

Maximum sales load
  on reinvested
  dividends               None

Maximum contingent
  deferred sales
  charge18                  3%

Redemption fees
  (other than con-
  tingent deferred
  sales charge)           None

Exchange fee              None

Annual fund operating expenses (as a percentage of average net assets).

Management fees19       0.81%
12b-1 fees20            1.00%
Other expenses          0.72%
Total Fund
  operating expenses    2.53%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return:21

                          Assuming            Assuming
                         Redemption        No Redemption
                         at End of           at End of
                        Each Period         Each Period
                        -----------        -------------
 1 year                    $ 56                $ 26
 3 years                   $ 89                $ 79
 5 years                   $135                $135
10 years                   $287                $287

     The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


18The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. See "About Your Account" for further information about the contingent deferred sales charge.
19The management fee for Asset Strategy Fund is higher than that of most funds. 20It is possible that long-term shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. See "Breakdown of Expenses."
21Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of a Fund's future performance, which may be greater or lesser.

Science and Technology Fund

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
  on purchases            None

Maximum sales load
  on reinvested
  dividends               None

Maximum contingent
  deferred sales
  charge22                  3%

Redemption fees
  (other than contingent
  deferred sales
  charge)                 None

Exchange Fee              None

Annual fund operating expenses (as a percentage of average net assets).

Management fees         0.71%
12b-1 fees23            1.00%
Other expenses24        0.42%
Total Fund
  operating expenses    2.13%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return:25

                          Assuming            Assuming
                         Redemption        No Redemption
                         at End of           at End of
                        Each Period         Each Period
                        -----------        -------------
 1 year                     $52                 $22
 3 years                    $77                 $67

     Science and Technology Fund had not commenced operations prior to March 31, 1997. The expenses are pro forma and estimated for the first fiscal year of operations. The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


22The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. See "About Your Account" for further information about the contingent deferred sales charge.
23Expense information reflects the maximum 12b-1 fee. It is possible that long-term shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. See "Breakdown of Expenses."
24Estimated expenses for the first fiscal year of operation.  Actual expenses may be greater or lesser than those shown.
25Use of assumed annual return of 5% is for illustration purposes only and not a representation of a Fund's future performance, which may be greater or lesser.

High Income Fund

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
  on purchases            None

Maximum sales load
  on reinvested
  dividends               None

Maximum contingent
  deferred sales
  charge26                  3%

Redemption fees
  (other than contingent
  deferred sales
  charge)                 None

Exchange Fee              None

Annual fund operating expenses (as a percentage of average net assets).

Management fees         0.66%
12b-1 fees27            1.00%
Other expenses28        0.47%
Total Fund
  operating expenses    2.13%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return:29

                          Assuming            Assuming
                         Redemption        No Redemption
                         at End of           at End of
                        Each Period         Each Period
                        -----------        -------------
 1 year                     $52                 $22
 3 years                    $77                 $67

     High Income Fund had not commenced operations prior to March 31, 1997. The expenses are pro forma and estimated for the first fiscal year of operations. The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


26The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. See "About Your Account" for further information about the contingent deferred sales charge.
27Expense information reflects the maximum 12b-1 fee. It is possible that long-term shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. See "Breakdown of Expenses."
28Estimated expenses for the first fiscal year of operation.  Actual expenses may be greater or lesser than those shown.
29Use of assumed annual return of 5% is for illustration purposes only and not a representation of a Fund's future performance, which may be greater or lesser.

Financial Highlights

Total Return Fund

     The following information has been audited in conjunction with the annual audits of the Financial Statements of the Fund. Financial Statements for the fiscal year ended March 31, 1997, and the independent auditors' report of Deloitte & Touche LLP thereon, are included in the SAI and should be read in conjunction with the Financial Highlights.

For a Class B share outstanding throughout each period*:

                                                          For the
                       For the fiscal                      period
                       year ended March 31,                 ended
                      ---------------------------        March 31,
                       1997    1996   1995    1994         1993**
                     ------  ------ ------  ------         ------
Net asset value,
 beginning of
 period  ........... $16.34  $12.73 $11.99  $11.07         $10.00
                     ------  ------ ------  ------         ------
Income from investment
 operations:
 Net investment income
   (loss)...........  (0.02)  (0.01)  0.00   (0.01)           .02
 Net realized and
   unrealized gain
   on investments ..   1.97    3.67    .74     .93           1.07
                     ------  ------ ------  ------         ------
Total from investment
 operations  .......   1.95    3.66    .74     .92           1.09
                     ------  ------ ------  ------         ------
Less distributions:
 Dividends from net
   investment income  (0.00)  (0.00) (0.00)  (0.00)         (0.02)
 Distribution from
   capital gains ...  (0.11)  (0.05) (0.00)  (0.00)         (0.00)
                     ------  ------ ------  ------         ------
Total distributions.  (0.11)  (0.05) (0.00)  (0.00)         (0.02)
                     ------  ------ ------  ------         ------
Net asset value,
 end of period  .... $18.18  $16.34 $12.73  $11.99         $11.07
                     ======  ====== ======  ======         ======
Total return .......  11.93%  28.75%  6.17%   8.31%         10.91%
Net assets, end of
 period (000
 omitted) ..........$317,453$208,233$104,691$61,735       $12,460
Ratio of expenses
 to average net
 assets  ...........   1.95%   1.99%  2.05%   2.16%          2.21%***
Ratio of net investment
 income to average
 net assets  .......  -0.17%  -0.11% -0.04%  -0.12%          0.32%***
Portfolio turnover
 rate  .............  26.23%  16.78% 16.60%  17.31%         23.97%***
Average commission
 rate paid  ........  $0.0578

 *On December 2, 1995, Fund shares outstanding were designated Class B shares. **The Corporation's inception date is January 29, 1992; however, since the Fund did not have any investment activity or incur expenses prior to the date of initial public offering, the per share information is for a capital share outstanding for the period from September 21, 1992 (initial public offering) through March 31, 1993.
***Annualized.

Growth Fund

     The following information has been audited in conjunction with the annual audits of the Financial Statements of the Fund. Financial Statements for the fiscal year ended March 31, 1997, and the independent auditors' report of Deloitte & Touche LLP thereon, are included in the SAI and should be read in conjunction with the Financial Highlights.

For a Class B share outstanding throughout each period*:

                                                          For the
                       For the fiscal                      period
                       year ended March 31,                 ended
                      ---------------------------        March 31,
                       1997    1996   1995    1994         1993**
                     ------  ------ ------  ------         ------
Net asset value,
 beginning of
 period  ........... $21.00  $16.90 $14.08  $11.68         $10.00
                     ------  ------ ------  ------         ------
Income from investment
 operations:
 Net investment
   income (loss) ...  (0.06)  (0.02)  0.00   (0.04)         (0.02)
 Net realized and
   unrealized gain (loss)
   on investments ..  (2.18)   4.49   3.15    2.75           1.79
                     ------  ------ ------  ------         ------
Total from investment
 operations  .......  (2.24)   4.47   3.15    2.71           1.77
                     ------  ------ ------  ------         ------
Less distributions:
 Dividends from net
   investment
   income ..........  (0.00)  (0.00) (0.00)  (0.00)         (0.01)
 Distribution from
   capital gains ...  (0.60)  (0.37) (0.33)  (0.31)         (0.08)
                     ------  ------ ------  ------         ------
Total distributions   (0.60)  (0.37) (0.33)  (0.31)         (0.09)
                     ------  ------ ------  ------         ------
Net asset value,
 end of period  .... $18.16  $21.00 $16.90  $14.08         $11.68
                     ======  ====== ======  ======         ======
Total return ....... -10.97%  26.57% 22.61%  23.16%         17.71%
Net assets, end of
 period (000
 omitted)  .........$198,088$202,557$100,683$43,524           $7,976
Ratio of expenses
 to average net
 assets  ...........   2.12%   2.14%  2.23%   2.34%          2.50%***
Ratio of net investment
 income to average
 net assets  .......  -0.27%  -0.25%  0.01%  -0.97%         -0.68%***
Portfolio turnover
 rate ..............  37.20%  31.84% 56.30%  69.12%        124.44%***
Average commission
 rate paid  ........  $0.0516

 *On December 2, 1995, Fund shares outstanding were designated Class B shares. **The Corporation's inception date is January 29, 1992; however, since the Fund did not have any investment activity or incur expenses prior to the date of initial public offering, the per share information is for a capital share outstanding for the period from September 21, 1992 (initial public offering) through March 31, 1993.
***Annualized.

Limited-Term Bond Fund

     The following information has been audited in conjunction with the annual audits of the Financial Statements of the Fund. Financial Statements for the fiscal year ended December 31, 1996, and the independent auditors' report of Deloitte & Touche LLP thereon, are included in the SAI and should be read in conjunction with the Financial Highlights.

For a Class B share outstanding throughout each period*:
                                                          For the
                       For the fiscal                      period
                       year ended March 31,                 ended
                      ---------------------------        March 31,
                       1997    1996   1995    1994         1993**
                     ------  ------ ------  ------         ------
Net asset value,
 beginning of
 period  ........... $10.00  $ 9.70  $9.84  $10.06         $10.00
                     ------  ------  -----  ------         ------
Income from investment
 operations:
 Net investment
   income ..........   0.44     .41   0.39     .35            .18
 Net realized and
   unrealized gain
   (loss) on
   investments .....  (0.09)    .30  (0.13)  (0.20)           .06
                     ------  ------  -----  ------         ------
Total from investment
 operations  .......   0.35     .71    .26     .15            .24
                     ------  ------  -----  ------         ------
Less distributions:
 Dividends declared
   from net investment
   income ..........  (0.44)  (0.41) (0.39)  (0.35)         (0.18)
 Distribution from
   capital gains ...  (0.01)  (0.00) (0.01)  (0.02)         (0.00)
                     ------  ------  -----  ------         ------
Total distributions   (0.45)  (0.41) (0.40)  (0.37)         (0.18)
                     ------  ------  -----  ------         ------
Net asset value,
 end of period  ....  $9.90  $10.00  $9.70  $ 9.84         $10.06
                     ======  ======  =====  ======         ======
Total return .......   3.52%   7.41%  2.73%   1.41%          2.40%
Net assets, end of
 period (000
 omitted)  .........$17,770 $23,682$12,419 $11,671         $6,259
Ratio of expenses
 to average net
 assets  ...........   2.07%   2.10%  2.17%   2.14%          2.15%***
Ratio of net investment
 income to average
 net assets ........   4.40%   4.14%  4.05%   3.41%          3.48%***
Portfolio turnover
  rate                  23.05% 22.08%  29.20% 25.90%         39.64%

 *On December 2, 1995, Fund shares outstanding were designated Class B shares. **The Corporation's inception date is January 29, 1992; however, since the Fund did not have any investment activity or incur expenses prior to the date of initial public offering, the per share information is for a capital share outstanding for the period from September 21, 1992 (initial public offering) through March 31, 1993.
***Annualized.

Municipal Bond Fund

     The following information has been audited in conjunction with the annual audits of the Financial Statements of the Fund. Financial Statements for the fiscal year ended March 31, 1997, and the independent auditors' report of Deloitte & Touche LLP thereon, are included in the SAI and should be read in conjunction with the Financial Highlights.

For a Class B share outstanding throughout each period*:
                                                          For the
                       For the fiscal                      period
                       year ended March 31,                 ended
                      ---------------------------        March 31,
                       1997    1996   1995    1994         1993**
                     ------  ------ ------  ------         ------
Net asset value,
 beginning of
 period  ........... $10.63  $10.30 $10.12  $10.53         $10.00
                     ------  ------ ------  ------         ------
Income from investment
 operations:
 Net investment
   income ..........   0.45    0.43   0.44    0.39           0.21
 Net realized and
   unrealized gain
   (loss) on
   investments .....   0.11    0.33   0.18   (0.28)          0.53
                     ------  ------ ------  ------         ------
Total from investment
 operations  .......   0.56    0.76   0.62    0.11           0.74
                     ------  ------ ------  ------         ------
Less distributions:
 Dividends declared
   from net investment
   income ..........  (0.45)  (0.43) (0.44)  (0.39)         (0.21)
 Distribution from
   capital gains ...  (0.00)  (0.00) (0.00)  (0.13)         (0.00)
                     ------  ------ ------  ------         ------
Total distributions   (0.45)  (0.43) (0.44)  (0.52)         (0.21)
                     ------  ------ ------  ------         ------
Net asset value,
 end of period  .... $10.74  $10.63 $10.30  $10.12         $10.53
                     ======  ====== ======  ======         ======
Total return .......   5.32%   7.48%  6.37%   0.76%          7.37%
Net assets, end of
 period (000
 omitted)  .........$36,618 $33,869$27,434 $24,960         $8,557
Ratio of expenses
 to average net
 assets  ...........   1.92%   1.93%  1.94%   1.98%          1.94%***
Ratio of net investment
 income to average
 net assets  .......   4.18%   4.05%  4.41%   3.62%          3.99%***
Portfolio turnover
 rate  .............  34.72%  42.02% 56.92%  18.93%        140.02%***

 *On December 2, 1995, Fund shares outstanding were designated Class B shares. **The Corporation's inception date is January 29, 1992; however, since the Fund did not have any investment activity or incur expenses prior to the date of initial public offering, the per share information is for a capital share outstanding for the period from September 21, 1992 (initial public offering) through March 31, 1993.
***Annualized.

International Growth Fund*

     The following information has been audited in conjunction with the annual audits of the Financial Statements of the Fund. Financial Statements for the fiscal year ended March 31, 1997, and the independent auditors' report of Deloitte & Touche LLP thereon, are included in the SAI and should be read in conjunction with the Financial Highlights.

For a Class B share outstanding throughout each period**:
                                                          For the
                       For the fiscal                      period
                       year ended March 31,                 ended
                      ---------------------------        March 31,
                       1997    1996   1995    1994        1993***
                     ------  ------ ------  ------         ------
Net asset value,
 beginning of
 period  ...........  $9.94   $9.36  $9.37   $9.68         $10.00
                     ------  ------  -----   -----         ------
Income from investment
 operations:
 Net investment
   income (loss)....  (0.03)   0.08   0.36    0.34           0.20
 Net realized and
   unrealized gain (loss)
   on investments ..   2.50    0.63  (0.01)  (0.31)         (0.32)
                     ------  ------  -----   -----         ------
Total from investment
 operations  .......   2.47     .71    .35     .03          (0.12)
                     ------  ------  -----   -----         ------
Less distributions:
 Dividends declared
   from net investment
   income ..........  (0.01)  (0.11) (0.36)  (0.26)         (0.20)
 In excess of net
   investment income  (0.00)  (0.02) (0.00)  (0.00)         (0.00)
 Tax-basis return of
   capital..........  (0.00)  (0.00) (0.00)  (0.08)         (0.00)
                     ------  ------  -----   -----         ------
Total distributions.  (0.01)  (0.13) (0.36)  (0.34)         (0.20)
                     ------  ------  -----   -----         ------
Net asset value,
 end of period  .... $12.40   $9.94  $9.36   $9.37         $ 9.68
                     ======  ======  =====   =====         ======
Total return .......  24.85%   7.64%  3.84%   0.33%         -1.28%
Net assets, end of
 period (000
 omitted)  .........$50,472 $20,874$11,188 $10,282         $7,181
Ratio of expenses
 to average net
 assets  ...........   2.46%   2.50%  2.29%   2.24%          2.06%****
Ratio of net investment
 income (loss) to average
 net assets  .......  -0.52%   0.63%  3.87%   3.56%          3.88%****
Portfolio turnover
 rate  .............  94.76%  88.55% 13.33%  34.90%          8.35%****
Average commission
 rate paid  ........  $0.0124

   *International Growth Fund (formerly Global Income Fund) changed its name and investment objective effective April 20, 1995.
  **On December 2, 1995, Fund shares outstanding were designated Class B shares. ***The Corporation's inception date is January 29, 1992; however, since the
    Fund did not have any investment activity or incur expenses prior to the date of initial public offering, the per share information is for a capital share outstanding for the period from September 21, 1992 (initial public offering) through March 31, 1993.
****Annualized.

Asset Strategy Fund

     The following information has been audited in conjunction with the annual audits of the Financial Statements of the Fund. Financial Statements for the fiscal year ended March 31, 1997, and the independent auditors' report of Deloitte & Touche LLP thereon, are included in the SAI and should be read in conjunction with the Financial Highlights.

For a Class B share outstanding throughout each period*:

                                                  For the
                                                   period
                                                     from
                                                  April 20,
                           For the fiscal            1995
                           year ended March 31,   through
                           -------------------      March
                               1997               31, 1996**
                               ----               ---------
Net asset value,
 beginning of period         $10.15                $10.00
                             ------                ------
Income from investment
 operations:
 Net investment
   income ..........           0.23                   .16
 Net realized and
   unrealized gain (loss)
   on investments...          (0.30)                  .14
                             ------                ------
Total from investment
 operations ........          (0.07)                  .30
                             ------                ------
Less distributions:
 Dividends from
   net investment
   income...........          (0.21)                (0.15)
 Distributions from
   capital gains ...          (0.14)                (0.00)
                             ------                ------
Total distributions.          (0.35)                (0.15)
                             ------                ------
Net asset value,
 end of period .....          $9.73                $10.15
                             ======                ======
Total return .......          -0.86%                 3.00%
Net assets, end of
 period (000
 omitted)  .........        $13,398               $13,221
Ratio of expenses
 to average net
 assets ............           2.52%                 2.54%
Ratio of net investment
 income to average net
 assets ............           2.21%                 2.14%
Portfolio
 turnover rate .....         109.92%                75.02%
Average commission
 rate paid  ........          $0.0258               $0.0440

  *On December 2, 1995, Fund shares outstanding were designated Class B shares. **The Fund's inception date is January 31, 1995; however, since the Fund did not have investment activity or incur expenses prior to the date of initial public offering, the per share information is for a capital share outstanding for the period from April 20, 1995 (initial public offering) through March 31, 1996. Ratios have been annualized.

Science and Technology Fund and High Income Fund did not commence operations prior to March 31, 1997.

Performance

     Mutual fund performance is commonly measured as total return. The Funds may also advertise their performance by showing yield and performance rankings. Performance information is calculated and presented separately for each class of Fund shares.

Explanation of Terms

     Total Return is the overall change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and other distributions. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

     Standardized total return figures reflect payment of the maximum applicable contingent deferred sales charge. Non-standardized performance information does not reflect deduction of the sales charge or is for periods other than those required to be presented or differs otherwise from standardized performance information.

     Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. A Fund's yield is based on a 30-day period ending on a specific date and is computed by dividing the Fund's net investment income per share earned during the period by the Fund's maximum offering price per share on the last day of the period. Tax equivalent yield is calculated by applying the stated income tax rate to only the net investment income exempt from taxation, according to a standard formula.

     Performance Rankings are comparisons of a Fund's performance to the performance of other selected mutual funds, selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average, or non-market indices or averages of mutual fund industry groups. The Funds may quote their performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Funds may provide additional information, such as the particular category to which it relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All performance information that a Fund advertises or includes in information provided to present or prospective shareholders is historical in nature and is not intended to represent or guarantee future results. The value of any Fund's shares when redeemed may be more or less than their original cost.

     Each Fund's recent performance and holdings will be detailed twice a year in the Fund's annual and semiannual reports, which are sent to all shareholders.

About Waddell & Reed

     Since 1937, Waddell & Reed has been helping people make the most of their financial future by helping them take advantage of various financial services. Today, Waddell & Reed has over 2500 account representatives located throughout the United States. Your primary contact in your dealings with Waddell & Reed will be your local account representative. However, the Waddell & Reed shareholder services department, which is part of the Waddell & Reed headquarters operations in Overland Park, Kansas, is available to assist you and your Waddell & Reed account representative. You may speak with a customer service representative by calling the telephone number listed on the inside back cover of this Prospectus.

About the Investment Principles of the Funds

Investment Goals and Principles

     The goal(s) of each Fund are set forth below. There is no assurance that a Fund will achieve its goal.

     See "Securities and Investment Practices" for more detailed information about the types of instruments in which the Funds may invest, strategies WRIMCO may employ in pursuit of a Fund's goal(s) and a summary of risks associated with these instrument types and investment practices.

Total Return Fund

     The goal of Total Return Fund is to provide current income while seeking capital growth. The Fund seeks to achieve this goal by investing primarily in common stocks, or securities convertible into common stocks, of companies that have a record of paying regular dividends on common stock or have the potential for capital appreciation.

     When conditions are such that stocks with high yields are less attractive than other common stocks, Total Return Fund may hold lower yielding or non-dividend-paying common stocks because of their prospects for capital growth. At other times, Total Return Fund may seek to achieve its goal by investing in debt securities when the return on these securities is attractive relative to the return on common stocks.

     WRIMCO normally invests the Fund's assets according to its investment strategy; however, when WRIMCO believes that a full or partial defensive position is temporarily desirable due to present or anticipated market or economic conditions that are affecting or could affect the value of securities in the Fund's portfolio, WRIMCO may take certain steps with respect to up to all of Total Return Fund's assets, including, without limitation, the following:
(i) hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit); (ii) invest in debt securities (including commercial paper and securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities")); or (iii) invest in convertible preferred stock. A defensive posture may reduce the Fund's yield.

Growth Fund

     The goal of Growth Fund is capital appreciation. The Fund seeks to achieve this goal through a diversified holding of securities consisting primarily of common stocks, or securities convertible into common stocks, of companies that offer, in the opinion of WRIMCO, above-average growth potential, including relatively new or unseasoned companies. Growth Fund is not intended for investors who desire assured income and conservation of capital.

     Growth Fund ordinarily invests in securities whose market price can be subject to rapid and wide fluctuation. In selecting companies, WRIMCO usually looks for such characteristics as aggressive or creative management, technology or specialized expertise, new or unique products or services, entry into new or emerging industries and special situations arising out of governmental priorities and programs. During normal market conditions, the Fund will have at least 65% of its assets invested in growth securities.

     WRIMCO normally invests the Fund's assets according to its investment strategy; however, when WRIMCO believes that a full or partial defensive position is temporarily desirable due to present or anticipated market or economic conditions that are affecting or could affect the value of securities in the Fund's portfolio, WRIMCO may take certain steps with respect to up to all of Growth Fund's assets, including, without limitation, the following: (i) hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit); (ii) invest in debt securities (including commercial paper or short-term U.S. Government Securities); or (iii) invest in convertible preferred stock. A defensive posture may reduce the Fund's yield.

Limited-Term Bond Fund

     The goal of Limited-Term Bond Fund is to provide a high level of current income consistent with preservation of capital. The Fund seeks to achieve this goal by investing primarily in debt securities of investment grade, including U.S. Government Securities.

     "Limited-Term" means that the Fund will maintain a dollar-weighted average maturity of its portfolio of not less than two years and not more than five years. The maturity of collateralized mortgage obligations ("CMOs") and other asset-backed securities will be deemed to be the estimated average life of such securities, as determined in accordance with certain prescribed models or formulas, such as those provided by the Public Securities Association. The maturity of other debt securities will be deemed to be the earlier of the call date or the maturity date, whichever is appropriate.

     Among the U.S. Government Securities that Limited-Term Bond Fund may purchase are mortgage-backed securities of the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and Fannie Mae (formerly, the Federal National Mortgage Association). These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. The Fund will invest in U.S. Government Securities not backed by the full faith and credit of the United States only when WRIMCO is satisfied the credit risk is acceptable. The debt securities, other than U.S. Government Securities, in which Limited-Term Bond Fund invests include, without limitation, corporate bonds, medium-term notes, asset-backed securities (such as mortgage-backed securities) and other financial obligations that are commonly considered debt, all of which securities will be denominated in U.S. dollars.

     WRIMCO normally invests the Fund's assets according to its investment strategy; however, when WRIMCO believes that a full or partial defensive position is temporarily desirable due to present or anticipated market or economic conditions that are affecting or could affect the value of securities in the Fund's portfolio, WRIMCO may take certain steps with respect to up to all of Limited-Term Bond Fund's assets, including, without limitation, the following: (i) shorten the average maturity of the Fund's portfolio; (ii) hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit); (iii) emphasize debt securities of a higher quality than those the Fund would ordinarily hold; or (iv) invest in convertible preferred stock. A defensive posture may reduce the Fund's yield.

Municipal Bond Fund

     The goal of Municipal Bond Fund is to provide income that is not subject to Federal income taxation. The Fund seeks to achieve this goal by investing primarily in municipal bonds.

     As used in this Prospectus, "municipal bonds" means obligations the interest on which is not includable in gross income for Federal income tax purposes. See "Distributions and Taxes" for information concerning the alternative minimum tax. Municipal Bond Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds.

     The types of municipal bonds in which Municipal Bond Fund may invest include "general obligation" bonds, "revenue" bonds and certain "industrial development" bonds. Municipal obligations in which the Fund may invest also include municipal lease obligations of municipal authorities or entities and participations in these obligations. Municipal bonds vary as to their interest rates, degree of security and maturity. The bonds purchased by Municipal Bond Fund are selected primarily on the basis of quality, yield and diversification.

     The only taxable obligations that Municipal Bond Fund may purchase are (i) U.S. Government Securities, (ii) bank obligations of domestic banks or savings and loan associations that are subject to regulation by the U.S. Government (including, without limitation, certificates of deposit, letters of credit and acceptances), and (iii) commercial paper rated at least A by a recognized statistical rating organization. Municipal Bond Fund may also acquire these taxable obligations subject to repurchase agreements.

     The ability of the governments, agencies, companies or others to pay principal and interest on debt securities held by Municipal Bond Fund may change. Such changes, actual or expected, may also affect the value of these debt securities, and in turn the value of Municipal Bond Fund's shares. Dividends paid by Municipal Bond Fund that are derived from income from taxable obligations, options and futures contracts and other derivative instruments in which it may invest are subject to Federal income tax. See "Distributions and Taxes."

     WRIMCO normally invests the Fund's assets according to its investment strategy; however, when WRIMCO believes that a full or partial defensive position is temporarily desirable due to present or anticipated market or economic conditions that are affecting or could affect the value of securities in the Fund's portfolio, WRIMCO may take certain steps with respect to up to all of Municipal Bond Fund's assets, including, without limitation, the following:
(i) shorten the average maturity of the Fund's portfolio; (ii) hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit); (iii) hold taxable obligations, subject to the limitations stated above; or (iv) emphasize debt securities of a higher quality or higher coupon than those the Fund would ordinarily hold. A defensive posture may reduce the Fund's yield.

International Growth Fund

     The primary goal of International Growth Fund is the long-term appreciation of your investment. Realization of income is a secondary goal. The Fund seeks to achieve these goals by investing in securities issued by companies or governments of any nation. The securities WRIMCO selects to attempt to achieve the Fund's primary goal will be issued by companies that WRIMCO believes have the potential for long-term growth.

     There are three main kinds of securities that International Growth Fund will own: common stocks, preferred stocks and debt securities. During normal market conditions, the Fund will have at least 80% of its assets invested in foreign securities and at least 65% of its assets invested in growth securities. The securities that the Fund purchases because they may increase in value over the long term will usually be common stocks or securities that may be converted into common stocks or rights for the purchase of common stocks. All or a substantial amount of International Growth Fund's assets may be invested in foreign securities if, in WRIMCO's opinion, doing so might assist in achieving the Fund's goals.

     WRIMCO normally invests the Fund's assets according to its investment strategy; however, when WRIMCO believes that a full or partial defensive position is temporarily desirable due to present or anticipated market or economic conditions that are affecting or could affect the value of the securities in the Fund's portfolio, WRIMCO may take certain steps with respect to up to all of International Growth Fund's assets, including, without limitation, the following: (i) invest in either debt securities (including commercial paper or U.S. Government Securities) or preferred stocks or both; or
(ii) invest completely or substantially in U.S. securities. A defensive posture may reduce the Fund's yield.

Asset Strategy Fund

     The goal of Asset Strategy Fund is high total return over the long term. The Fund seeks to achieve this goal by allocating its assets among stocks, bonds and short-term instruments.

     Allocating assets among different types of investments allows Asset Strategy Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds and short-term instruments generally fluctuates based on changes in interest rates and in the credit quality of the issuer.

     WRIMCO regularly reviews Asset Strategy Fund's allocation of assets and makes changes to favor investments that it believes provide the most favorable outlook for achieving the Fund's goal. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO's decisions may not always be advantageous to the Fund.

     Asset Strategy Fund allocates its assets among the following classes, or types, of investments. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income instruments with maturities of more than three years (including adjustable-rate preferred stocks). The short-term class includes all types of short-term instruments with remaining maturities of three years or less. Within each of these classes, Asset Strategy Fund may invest in both domestic and foreign securities.

     Asset Strategy Fund's mix indicates the benchmark for its combination of investments in each class over time. WRIMCO may change the mix within the specified ranges from time to time. The range and approximate percentage of the mix for each asset class are shown below. Some types of investments, such as indexed securities, can fall into more than one asset class.

Mix         Range
---------   ------
Stock
class       0-100%
70%
Bond
class       0-100%
25%
Short-term
class       0-100%
5%

     WRIMCO seeks to balance the investment risks undertaken by Asset Strategy Fund against the higher total returns that may be available by reducing exposure to the stock market during down cycles and allowing a higher allocation in the stock class during periods of strongly positive market performance. The Fund has the ability to take a more defensive posture by increasing its holdings in the bond or short-term class when WRIMCO believes that there exists a potential bear market, prolonged downturn in stock prices or significant loss in value.
In pursuit of Asset Strategy Fund's goal, WRIMCO will not try to pinpoint the precise moment when a major reallocation should be made. Asset shifts among classes may be made gradually over time.

     WRIMCO normally invests the Fund's assets according to its investment strategy; however, as a temporary defensive measure at times when WRIMCO believes that a mix of stocks, bonds and certain short-term instruments does not offer a good investment opportunity, it may temporarily invest up to all of Asset Strategy Fund's assets in (i) money market instruments rated A-1 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Prime 1 by Moody's Investors Service, Inc. ("MIS"), or unrated securities judged by WRIMCO to be of equivalent quality, or (ii) precious metals. S&P and MIS ratings are described in Appendix A. A defensive posture may reduce the Fund's yield.

     Asset Strategy Fund diversifies across investment types more than most mutual funds. No one mutual fund, however, can provide an appropriate balanced investment plan for all investors.

Science and Technology Fund

     The goal of Science and Technology Fund is long-term capital growth. The Fund seeks to achieve this goal by concentrating its investments in science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the utilization or commercial application of scientific or technological discoveries or developments in such areas as aerospace, communications and electronic equipment, computer systems, computer software and services, electronics, electronic media, business machines, office equipment and supplies, biotechnology, medical and hospital supplies and services, medical devices and drugs. Certain risks are associated with science and technology securities, including the impact of governmental regulation and rapid obsolescence of issuers' products or processes.

     Under normal economic and market conditions, Science and Technology Fund will not invest in any securities other than science securities or technology securities if, after such investment, more than 20% of its total assets would be invested in such other securities. The Fund may own common stock, preferred stock, debt securities and convertible securities. At times, as a temporary defensive measure, the Fund may invest up to all of its assets in U.S. Government Securities or other debt securities.

High Income Fund

     The primary goal of High Income Fund is high current income; as a secondary goal, it seeks capital growth when consistent with the primary goal. The Fund attempts to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities. These include corporate bonds and notes, convertible securities and preferred stocks that are rated in the lower rating categories of the established rating services (Baa or lower by MIS or BBB or lower by S&P), or are unrated securities that are, in the opinion of WRIMCO, of similar quality to rated securities in these categories.

     Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested to seek a high level of current income, which securities may include high-yield, high-risk securities. A portion of the Fund's assets may be invested in common stocks; however, the Fund will not purchase any common stocks if, after such purchase, more than 20% of the value of its total assets would be invested in common stocks. This 20% limit includes common stocks acquired on conversion of convertible securities, on exercise of warrants or call options or in any other voluntary manner. The Fund will invest in common stocks in order to attempt to achieve either a combination of its primary and secondary goals, in which case the common stocks will be dividend-paying, or to achieve its secondary goal, in which case the common stocks may not pay dividends. The Fund does not anticipate investing more than 4% of its total assets in non-dividend-paying common stocks.

     When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take any one or more of the following steps with respect to up to all of the assets in the Fund's portfolio: (i) shortening the average maturity of the Fund's debt portfolio; (ii) holding cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit); and (iii) emphasizing higher-rated debt securities if WRIMCO believes that the risk of loss of income and principal may be reduced with a relatively small reduction in yield. A defensive posture may reduce the Fund's yield. As an alternative to taking a temporary defensive position or in order to more quickly participate in anticipated market changes or market conditions, the Fund may invest in options and futures.

Risk Considerations

     There are risks inherent in any investment. Each Fund is subject to varying degrees of market risk, financial risk, and, in some cases, prepayment risk. Market risk is the potential for fluctuations in the price of the security because of market factors. Because of market risk, you should anticipate that the share price of each Fund will fluctuate. Financial risk is based on the financial situation of the issuer. The financial risk of each Fund depends on the credit quality of the underlying securities. Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid prior to its expected maturity date.

     Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. With respect to Asset Strategy Fund, performance will also depend on WRIMCO's skill in allocating assets.

     The Funds may also invest in certain derivative instruments, including options, futures contracts, options on futures contracts, forward contracts, swaps, caps, collars, floors, indexed securities, stripped securities and mortgage-backed and other asset-backed securities. The use of derivative instruments involves special risks. See "Risks of Derivative Instruments" for further information on the risks of investing in these instruments.

Securities and Investment Practices

     The following pages contain more detailed information about types of instruments in which the Funds may invest, and strategies WRIMCO may employ in pursuit of the Funds' goals. A summary of risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques to the full extent permitted by a Fund's investment policies and restrictions unless it believes that doing so will help that Fund achieve its goal.

     Certain of the investment policies and restrictions of each Fund are also stated below. A fundamental policy of a Fund may not be changed without the approval of the shareholders of that Fund. Operating policies may be changed by the Board of Directors without the approval of the affected shareholders. The goal(s) of each Fund are fundamental policies. Unless otherwise indicated, the types of securities and other assets in which a Fund may invest and other policies are operating policies.

     Policies and limitations are typically considered at the time of purchase; the sale of instruments is usually not required in the event of a subsequent change in circumstances.

     Please see the SAI for further information concerning the following instruments and associated risks and the Funds' investment policies and restrictions.

     Equity Securities. Equity securities represent an ownership interest in an issuer. This ownership interest often gives an investor the right to vote on measures affecting the issuer's organization and operations. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Fund (other than Municipal Bond
Fund) invests may include preferred stock that converts to common stock either automatically or after a specified period of time or at the option of the issuer.

     Policies and Restrictions: High Income Fund will not purchase any common stocks if, after such purchase, more than 20% of the value of its total assets would be invested in common stocks.

     Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The debt securities in which a Fund (other than Municipal Bond Fund) invests may include debt securities whose performance is linked to a specified equity security or securities index.

     Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. The values of floating and adjustable-rate debt securities are not as sensitive to changes in interest rates as the values of fixed-rate debt securities. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

     U.S. Government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government ("U.S. Government Securities"). Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     A Fund may invest in zero coupon securities that are "stripped" U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount ("OID"). Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater fluctuations in response to changing interest rates than the prices of debt obligations of comparable maturities that make current distributions of interest in cash.

     The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund will receive no payments on its zero coupon bonds prior to their maturity or disposition, it will have current income attributable to those securities. Nevertheless, for income and excise tax purposes each Fund annually must distribute to its shareholders substantially all of its net investment income, including OID. Accordingly, each Fund will be required to include in its dividends an amount equal to the income attributable to its zero coupon and other OID bonds. See "Taxes" in the SAI. Those dividends will be paid from a Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so.

     Lower-quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. While the market for high-yield, high-risk corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield, high-risk bond market, especially during periods of economic recession. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly-traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by a Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in a Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

     Subject to its investment restrictions, a Fund may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest rating category (such as those rated D by S&P and C by MIS). In addition, Asset Strategy Fund and High Income Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security to be equivalent to securities having that rating. Debt securities rated at least BBB by S&P or Baa by MIS are considered to be investment grade debt securities. Securities rated BBB or Baa may have speculative characteristics. Debt securities rated D by S&P or C by MIS are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed.

     Municipal bonds are issued by a wide range of governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are "general obligation" bonds and "revenue" bonds. In "general obligation" bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. "Revenue" bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

     Industrial development bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately-operated facilities. Their credit quality is generally dependent on the credit standing of the company involved.

     Other municipal obligations include municipal lease obligations of municipal authorities or entities and participations in these obligations (collectively, "lease obligations"). WRIMCO determines liquidity of lease obligations in accordance with guidelines established by the Corporation's Board of Directors. Unrated municipal lease obligations will be considered to be illiquid. In determining the credit quality of unrated municipal lease obligations, one of the factors, among others, to be considered will be the likelihood that the lease will not be canceled. Certain "non-appropriation" lease obligations may present special risks because the municipality's obligation to make future lease or installment payments depends on money being appropriated each year for this purpose.

     Municipal bonds vary widely as to their interest rates, degree of security and maturity. Bonds are selected on the basis of quality, yield and diversification. Factors that affect the yield on municipal bonds include general money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the nature of the issue. Lower-rated bonds usually, but not always, have higher yields than similar but higher rated bonds.

     Policies and Restrictions: As a fundamental policy, at least 80% of Municipal Bond Fund's net assets will be invested during normal market conditions in municipal bonds.

     At least 80% of Municipal Bond Fund's assets will consist of municipal bonds of investment grade.

     Municipal Bond Fund does not intend to invest more than 50% of its assets in industrial development bonds.

     Debt Holdings, by Ratings. During the fiscal year ended March 31, 1997, the percentage of the assets of Asset Strategy Fund invested in debt securities in each of the rating categories of S&P and the corporate debt securities not rated by an established rating service, determined on a dollar-weighted average, were as follows:

        Percentage of
Rated  Assets of Asset
by S&P  Strategy Fund
------ ----------------
AAA          25.9%
AA            5.3
A            18.6
BBB           1.5
BB            7.2
B             3.6
CCC           0.0
CC            0.0
C             0.0
D             0.0
Unrated (equivalent to)
-------
AAA           0.5%
AA            0.0
A             0.3
BBB           0.0
BB            1.0
B             0.0
CCC           0.8
CC            0.0
C             0.0
D             0.0

     The percentage of assets in each category was calculated on the basis of a monthly dollar-weighted average. The monthly dollar-weighted average was calculated using the market value of the securities in Asset Strategy Fund's portfolio at the end of each month in the thirteen-month period ended with its last fiscal year, averaged over its last fiscal year. The rating used for each security is that security's rating as of the end of each month and, as ratings may change over time, does not necessarily indicate past or future ratings of any particular security or the ratings of securities in the Fund's portfolio in general. Asset composition of the Fund by rating categories at any particular time does not necessarily indicate future asset composition by rating categories.

     Preferred Stock is also rated by S&P and MIS, as described in Appendix A to the SAI. The Funds (other than Municipal Bond Fund) may invest in preferred stock rated in any rating category by an established rating service and unrated preferred stock judged by WRIMCO to be of equivalent quality.

     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

     Policies and Restrictions: At least 65% of the total assets of Limited-Term Bond Fund will be invested during normal market conditions in bonds.

     At least 65% of the total assets of Municipal Bond Fund will be invested during normal market conditions in bonds exclusive of other municipal debt obligations. Up to 10% of Municipal Bond Fund's assets may be invested in debt securities other than municipal bonds ("taxable obligations").

     High Income Fund may invest in debt securities rated in any category by the established rating services or determined by WRIMCO to be of equivalent quality. At least 65% of the total assets of High Income Fund will be invested during normal market conditions to seek a high level of current income.

     Limited-Term Bond Fund does not intend to invest more than 50% of its assets in securities rated in the lowest tier of investment grade debt securities (those rated BBB by S&P or Baa by MIS).

     Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund and Science and Technology Fund may not invest in non-investment grade debt securities if as a result of such investment more than 5% of that Fund's assets would consist of such investments.

     Asset Strategy Fund may not invest more than 35% of its total assets in debt securities rated below BBB by S&P or Baa by MIS and unrated securities judged by WRIMCO to be of equivalent quality.

     Money Market Instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government Securities, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits, and other financial institution obligations. These instruments may carry fixed or variable interest rates.

     Policies and Restrictions: Asset Strategy Fund does not currently intend to invest in money-market instruments rated below the highest rating category by S&P or MIS, or judged by WRIMCO to be of equivalent quality; provided, however, that the Fund may invest in money-market instruments rated below the highest rating category by S&P or MIS if such instrument is subject to a letter of credit or similar unconditional credit enhancement which is rated A-1 by S&P or Prime 1 by MIS.

     Foreign Securities and foreign currencies can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     Policies and Restrictions: Subject to the limitations set forth below, International Growth Fund, Total Return Fund and Growth Fund may purchase foreign securities only if they are (i) listed or admitted to trading on a domestic or foreign securities exchange or quoted on an automated quotations system, with the exception of warrants, rights or restricted securities, which need not be so listed or admitted, or (ii) represented by American Depositary Receipts (receipts issued against securities of foreign issuers deposited or to be deposited with an American depository) so listed or admitted on a domestic securities exchange or traded in the U.S. over-the-counter ("OTC") market, or
(iii) issued or guaranteed by any foreign government or any subdivision, agency or instrumentality thereof.

     Normally at least 80% of International Growth Fund's assets will be invested in foreign securities. Under normal market conditions, International Growth Fund will have at least 65% of its assets invested in at least three different countries outside the United States. International Growth Fund may not purchase a foreign security if as a result more than 75% of its assets would be invested in securities of any one foreign country. International Growth Fund will not invest more than 25% of its total assets in the securities issued by the government of any one foreign country.

     Under normal market conditions, Asset Strategy Fund intends to limit its investments in foreign securities to no more than 50% of total assets. Asset Strategy Fund currently intends to limit its investments in obligations of any single foreign government to less than 25% of its total assets.

     Total Return Fund and Growth Fund may invest up to 10% of their respective assets in foreign securities.

     Science and Technology Fund may not invest more than 20% of its net assets in foreign securities. High Income Fund may purchase an unlimited amount of foreign securities. High Income Fund will not invest more than 25% of its total assets in securities issued by the government of any one foreign country.

     Limited-Term Bond Fund and Municipal Bond Fund may not invest in foreign securities.

     Options, Futures and Other Strategies. A Fund may use certain options, futures contracts, forward currency contracts, swaps, caps, collars, floors, indexed securities, mortgage-backed and other asset-backed securities and certain other strategies described herein to attempt to enhance income or yield or to attempt to reduce the risk of its investments. The strategies described below may be used in an attempt to manage a Fund's foreign currency exposure as well as other risks of a Fund's investments that can affect fluctuation in its net asset value. A Fund may also use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values.

     A Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. A Fund might not use any of these strategies, and there can be no assurance that any strategy that is used will succeed. The risks associated with such strategies are described below. Also see the SAI for more information on these instruments and strategies and their risk considerations.

     Policies and Restrictions: Subject to the further limitations stated in the SAI, generally a Fund may purchase and sell any type of derivative instrument (including, without limitation, futures contracts, options, forward contracts, swaps, caps, collars, floors and (except for Municipal Bond Fund) indexed securities). However, a Fund will only purchase or sell a particular derivative instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the derivative instrument is primarily measured or, with respect to foreign currency derivatives, if the Fund is authorized to invest in foreign securities.

     Options. A Fund may engage in certain strategies involving options to attempt to enhance its income or yield or to attempt to reduce the overall risk of its investments. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the
agreed-upon exercise price during the option period.   Purchasers of options pay
an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     Options offer large amounts of leverage, which will result in a Fund's net asset value being more sensitive to changes in the value of the related investment. There is no assurance that a liquid secondary market will exist for exchange-listed options. The market for options that are not listed on an exchange may be less active than the market for exchange-listed options. A Fund will be able to close a position in an option it has written only if there is a market for the offsetting put or call. If a Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities, or cash in the case of an option on an index, subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into or the option expires. Because index options are settled in cash, a Fund cannot provide in advance for its potential settlement obligations on a call it has written on an index by holding the underlying securities. The Fund bears the risk that the value of the securities it holds will vary from the value of the index.

     Futures Contracts and Options on Futures Contracts. When a Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. When a Fund sells a futures contract, it incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed-upon price.

     When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put).

     Forward Currency Contracts and Foreign Currencies. Each Fund (other than Limited-Term Bond Fund and Municipal Bond Fund) may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and a foreign currency. For example, when WRIMCO anticipates purchasing or selling a security denominated in a foreign currency, a Fund may enter into a forward currency contract in order to set the exchange rate at which the transaction will be made. A Fund also may enter into a forward currency contract to sell an amount of a foreign currency approximating the value of some or all of the Fund's securities positions denominated in such currency. Each of these Funds may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if WRIMCO anticipates that there will be a correlation between the two currencies.

     Each of these Funds may also use forward currency contracts to shift the Fund's exposure to foreign currency exchange rate changes from one foreign currency to another. For example, if a Fund owns securities denominated in a foreign currency and WRIMCO believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the Fund's exposure to foreign currency exchange rate fluctuations. Each of these Funds may also purchase forward currency contracts to enhance income when WRIMCO anticipates that the foreign currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities.

     Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

     Each Fund (other than Limited-Term Bond Fund and Municipal Bond Fund) may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

     Indexed Securities. Each Fund (other than Municipal Bond Fund) may purchase indexed securities, which are securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.

     Swaps, Caps, Collars and Floors. A Fund may enter into swaps, caps, collars and floors as described below. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date or to attempt to enhance income or yield.

     Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling such floor. An interest rate collar combines elements of buying a cap and selling a floor.

     Depending on how they are used, the swap, cap, collar and floor agreements used by a Fund may also increase or decrease the overall volatility of its investments and its share price and yield. The most significant factor in the performance of these agreements is the change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund.

     A Fund usually will enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If, however, an agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. The creditworthiness of firms with which a Fund enters into swaps, caps, collars or floors will be monitored by WRIMCO in accordance with procedures adopted by the Board of Directors. If a firm's creditworthiness declines, the value of an agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The Funds understand that the position of the staff of the Securities and Exchange Commission is that assets involved in such transactions are illiquid securities and are, therefore, subject to the limitations on investment in illiquid securities as described in the SAI.

     Mortgage-Backed and Other Asset-Backed Securities are bonds backed by specific types of assets. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. Government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae, Freddie Mac or other government-sponsored enterprises. Other mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators.

     Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this Prospectus as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government guaranteed or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

     When interest rates decline and homeowners refinance their mortgages, mortgage-backed bonds may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

     Other asset-backed securities are similar to mortgage-backed securities, except that the underlying assets securing the debt are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.

     The yield characteristics of mortgage-backed and other asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed and other asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security.

     The market for privately issued mortgage-backed and other asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Policies and Restrictions: Each Fund may invest in mortgage-backed, asset-backed and stripped securities as long as WRIMCO determines that it is consistent with the Fund's goal(s) and investment policies.

     Municipal Bond Fund may only purchase mortgage-backed securities issued by government entities.

     Risks of Derivative Instruments. The use of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, collars and floors, and the investment in indexed securities, stripped securities and mortgage-backed and other asset-backed securities, involve special risks, including (i) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction,
(ii) possible lack of a liquid secondary market for any particular instrument at a particular time, (iii) the need for additional portfolio management skills and techniques, (iv) losses due to unanticipated market price movements, (v) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in investments involved in the transaction, (vi) incorrect forecasts by WRIMCO concerning interest or currency exchange rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective, (vii) loss of premiums paid by a Fund on options it purchases, and (viii) the possible inability of a Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with such transactions and the possible inability of a Fund to close out or liquidate its position.

     For a hedging strategy to be completely effective, the price change of the hedging instrument must equal the price change of the investment being hedged. The risk of imperfect correlation of these price changes increases as the composition of a Fund's portfolio diverges from instruments underlying a hedging instrument. Such equal price changes are not always possible because the investment underlying the hedging instruments may not be the same investment that is being hedged. WRIMCO will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation.

     WRIMCO may use derivative instruments for hedging purposes to adjust the risk characteristics of a Fund's portfolio of investments and may use these instruments to adjust the return characteristics of a Fund's portfolio of investments. The use of derivative techniques for speculative purposes can increase investment risk. If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that a Fund has entered into.

     The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest or currency exchange rate or stock market movements or the time span within which the movements take place.

     Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences.

     New financial products and risk management techniques continue to be developed. Each Fund may use these instruments and techniques to the extent consistent with its goal, investment policies and regulatory requirements applicable to investment companies.

     When-Issued and Delayed-Delivery Transactions are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect a Fund's yield.

     When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. When a Fund sells a security on a delayed-delivery basis, a Fund does not participate in further gains or losses with respect to the security.
If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Policies and Restrictions: Only International Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, Asset Strategy Fund, Science and Technology Fund and High Income Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis.

     Asset Strategy Fund, Municipal Bond Fund and Limited-Term Bond Fund do not currently intend to invest more than 5% of their respective total assets in when-issued and delayed-delivery transactions.

     Repurchase Agreements. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

     Restricted Securities and Illiquid Investments. Restricted securities are securities that are subject to legal or contractual restrictions on resale. Restricted securities may be illiquid due to restrictions on their resale. Certain restricted securities may be determined to be liquid in accordance with guidelines adopted by the Corporation's Board of Directors.

     Illiquid investments may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to a Fund.

     Policies and Restrictions: Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, Science and Technology Fund and High Income Fund each may not invest more than 10% of its net assets in illiquid investments. Asset Strategy Fund may not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

     Diversification. Diversifying a Fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.

     Policies and Restrictions: As a fundamental policy, no Fund may invest in a security if, as a result, it would own more than 10% of the outstanding voting securities of an issuer, or if more than 5% of the Fund's total assets would be invested in securities of that issuer, provided that U.S. Government Securities are not subject to this limitation and up to 25% of the Fund's total assets may be invested without regard to these restrictions.

     As a fundamental policy, no Fund, other than Science and Technology Fund, may buy a security if, as a result, 25% or more of the Fund's total assets would then be invested in securities of issuers having their principal business activities in the same industry, except for municipal bonds (other than industrial development bonds) and U.S. Government Securities.

     Municipal Bond Fund will have less than 25% of its assets in securities of issuers located in any single state.

     Borrowing. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

     Policies and Restrictions: As a fundamental policy, Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, Science and Technology Fund and High Income Fund may borrow money from banks for temporary, extraordinary or emergency purposes but only up to 5% of their respective assets. Borrowing for temporary measures may include borrowing to cover redemptions or settlements of securities transactions.

     Asset Strategy Fund may borrow from banks. As a fundamental policy, Asset Strategy Fund may borrow only for emergency or extraordinary purposes, but not in an amount exceeding 33 1/3% of its total assets.

     Lending. Securities loans may be made on a short-term or long-term basis for the purpose of increasing a Fund's income. This practice could result in a loss or a delay in recovering a Fund's securities. Loans will be made only to parties deemed by WRIMCO to be creditworthy.

     Policies and Restrictions: No more than 10% of the respective assets of Total Return Fund, Growth Fund, International Growth Fund, Science and Technology Fund or High Income Fund or 30% of the assets of Limited-Term Bond Fund, may be loaned at any one time. As a fundamental policy, Asset Strategy Fund may not lend more than 10% of its total assets at one time. As a fundamental policy, Municipal Bond Fund may not lend its securities.

     Precious Metals. The ability of Asset Strategy Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to a general decline.

     Precious metals prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to the Fund from such investments will be gains realized on sales; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. Asset Strategy Fund's direct investment in precious metals may be limited by tax considerations. See "Taxes" in the SAI.

     Other Instruments may include securities of closed-end investment companies. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

     Policies and Restrictions: As a fundamental policy, Municipal Bond Fund may not purchase warrants.

     No Fund (other than Growth Fund, Science and Technology Fund and High Income Fund) may invest more than 5% of its assets taken at market value at the time of investment in companies, including predecessors, with less than three years continuous operation. This restriction does not apply to U.S. Government Securities or obligations issued or guaranteed by a state or local government authority, or its agencies or instrumentalities, or to CMOs, other mortgage-related securities, asset-backed securities, indexed securities or over-the-counter derivative financial instruments.

     As a fundamental policy, Total Return Fund, Growth Fund, International Growth Fund, Science and Technology Fund and High Income Fund may buy shares of other investment companies that do not redeem their shares only if they do so in a regular transaction in the open market and in compliance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Each of these Funds may purchase such securities if, as a result of such purchase, no more than 10% of its total assets are invested in such securities. Science and Technology Fund and High Income Fund do not currently intend to invest more than 5% of their respective assets in the shares of other investment companies.
Asset Strategy Fund does not currently intend to purchase securities of other investment companies that do not redeem their shares except in the open market where no commission except the ordinary broker's commission is paid and if, as a result of such purchase, not more than 10% of its total assets are invested in such securities.

About Your Account

     The different ways to set up (register) your account are listed below.

Ways to Set Up Your Account
-------------------------------------------------

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

-------------------------------------------------

Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups

-------------------------------------------------

Retirement
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible.

  Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70 1/2 with earned income to invest up to $2,000 per tax year. For 1997, the maximum for an investor and his or her spouse is $4,000 ($2,000 per spouse) or, if less, the couple's combined earned income for the taxable year.

  Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

  Simplified Employee Pension Plans (SEP - IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

  Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to their employees' retirement accounts and involve fewer administrative requirements than 401(k) or other qualified plans generally.

  Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves up to 25% of their annual earned income, with a maximum of $30,000 per year.

  401(k) Programs allow employees of corporations and non-governmental tax-exempt organizations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

  403(b) Custodial Accounts are available to employees of public school systems or certain types of charitable organizations.

  457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

-----------------------------------------------------------------

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying Federal transfer tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

-------------------------------------------------

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed account representative for the form.

-------------------------------------------------

Buying Shares

     You may buy shares of each of the Funds through Waddell & Reed, Inc. and its account representatives. To open your account you must complete and sign an application. Your Waddell & Reed account representative can help you with any questions you might have.

     The price to buy a share of a Fund, called net asset value ("NAV"), is calculated every business day. The Funds' shares are sold without a sales charge.

     A Fund's Class B NAV is the value of a single Class B share of that Fund. A Fund's Class B NAV is computed by adding, with respect to that class, the value of that Fund's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of Class B shares outstanding.

     The securities in a Fund's portfolio that are listed or traded on an exchange are valued primarily using market quotations or, if market quotations are not available, at their fair value in a manner determined in good faith by or at the direction of the Board of Directors. Bonds are generally valued according to prices provided by a third-party pricing service. Short-term debt securities are valued at amortized cost, which approximates market value. Other assets are valued at their fair value by or at the direction of the Board of Directors.

     The Funds are open for business each day the New York Stock Exchange (the "NYSE") is open. Each Fund normally calculates its net asset value as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option or future held by the Fund is traded.

     Certain of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on customary U.S. national business holidays when the NYSE is closed. Consequently, the NAV of such Fund shares may be significantly affected on days when the Funds do not price their shares and when you have no access to the Funds.

     When you place an order to buy shares, your order will be processed at the next NAV calculated after your order is received and accepted. Note the following:

  Orders are accepted only at the home office of Waddell & Reed, Inc.
  All of your purchases must be made in U.S. dollars.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another Fund, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.
  The Funds do not issue certificates representing shares of a Fund.

     When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

     Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Corporation reserve the right to discontinue offering shares of the Funds for purchase.

Minimum Investments

To Open an Account$1,000

For certain exchanges$100

For certain retirement accounts and accounts opened through Automatic Investment
Service         $50

For certain retirement accounts and accounts opened through payroll deductions
for or by employees of WRIMCO, Waddell & Reed, Inc. and their affiliates   $25

To Add to an Account

For certain exchanges$100

For Automatic Investment Service   $25

     The minimum investment required to open an account may be waived or reduced for purchases by employees of Waddell & Reed, Inc. or its affiliates, certain pension and retirement plan accounts and participants in automatic investment plans.

Adding to Your Account

     Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

     To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check along with:

  the detachable form that accompanies the confirmation of a prior purchase by you or your year-to-date statement; or

  a letter stating your account number, the account registration, and that you wish to purchase Class B shares of the Fund.

Mail to Waddell & Reed, Inc. at the address printed on your confirmation or year-to-date statement.

Selling Shares

     You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares.

     The Corporation will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the contingent deferred sales charge discussed herein.

              Deferred
Date of          Sales
Redemption      Charge

any time during the calendar year of investment and the first full calendar
year after the calendar year of investment   3%

second full calendar year     2%

third full calendar year      1%

after third full calendar year     0%

     The deferred sales charge will be applied to the total amount invested during a calendar year to acquire shares or the value of the shares redeemed, whichever is less. All investments made during a calendar year are deemed a single investment during that calendar year for purposes of calculating the deferred sales charge.

     To sell shares, your request must be made in writing.

     Complete an Account Service Request form, available from your Waddell & Reed account representative, or write a letter of instruction with:

  the name on the account registration;
  the Fund's name;
  the Fund account number;
  the dollar amount or number of shares to be redeemed; and any other applicable requirements listed in the table below.

     Deliver the form or your letter to your Waddell & Reed account representative, or mail it to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

     Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

                    Special Requirements for Selling Shares

  Account Type         Special Requirements
Individual or    The written instructions must
Joint Tenant     be signed by all persons
                 required to sign for
                 transactions, exactly as their
                 names appear on the account.
Sole             The written instructions must
Proprietorship   be signed by the individual
                 owner of the business.
UGMA, UTMA       The custodian must sign the
                 written instructions
                 indicating capacity as
                 custodian.
Retirement       The written instructions must
Account          be signed by a properly
                 authorized person.
Trust            The trustee must sign the
                 written instructions
                 indicating capacity as
                 trustee.  If the trustee's
                 name is not in the account
                 registration, provide a
                 currently certified copy of
                 the trust document.
Business or      At least one person authorized
Organization     by corporate resolution to act
                 on the account must sign the
                 written instructions.
Conservator,     The written instructions must
Guardian or      be signed by the person
Other Fiduciary  properly authorized by court
                 order to act in the particular
                 fiduciary capacity.

     Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Corporation may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Corporation telephone or written assurance, satisfactory to the Corporation, that the check has cleared and been honored. If no such assurance is given, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Corporation is able to verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission. Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

     The Corporation reserves the right to require a signature guarantee on certain redemption requests. This requirement is designed to protect you and Waddell & Reed from fraud. The Corporation may require a signature guarantee in certain situations, such as:

  the request for redemption is made by a corporation, partnership or fiduciary;
  the request for redemption is made by someone other than the owner of record; or the check is being made payable to someone other than the owner of record.

     The Corporation will accept a signature guarantee from a national bank, a federally chartered savings and loan or a member firm of a national stock exchange or other eligible guarantor in accordance with procedures of the Corporation's transfer agent. A notary public cannot provide a signature guarantee.

     Contingent Deferred Sales Charge. A contingent deferred sales charge may be assessed against your redemption amount and paid to Waddell & Reed, Inc. (the "Distributor"), subject to the limitation described under "Distribution" and as further described below. The purpose of the deferred sales charge is to compensate the Distributor for the costs incurred by it in connection with the sale of a Fund's Class B shares. The deferred sales charge will not be imposed on Class B shares representing payment of dividends or distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for Class B shares purchased during the deferred sales charge period.

     For purposes of determining the applicability and rate of any deferred sales charge, it will be assumed that a redemption is made first of Class B shares purchased during the deferred sales charge period representing capital appreciation, next of Class B shares purchased during the deferred sales charge period representing payment of dividends and distributions and then of Class B shares held by the shareholder for the longest period of time.

     Unless instructed otherwise, the Corporation, when requested to redeem a specific dollar amount, will redeem additional Class B shares equal in value to the deferred sales charge. For example, should you request a $1,000 redemption and the applicable deferred sales charge is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions.

     The deferred sales charge will not apply in the following circumstances:

  in connection with redemptions of Class B shares requested within one year of the shareholder's death or disability, provided the Corporation is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.

  in connection with redemptions of Class B shares that are made to effect a distribution from a qualified retirement plan following retirement, a required minimum distribution from an individual retirement account, Keogh plan or Internal Revenue Code section 403(b)(7) custodial account, or a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.

  in connection with redemptions of Class B shares purchased by current or retired directors of the Corporation, or current or retired officers or employees of the Corporation, WRIMCO, the Distributor or their affiliated companies, registered representatives of Waddell & Reed, Inc., and by the members of immediate families of such persons.

  in connection with redemptions of Class B shares made pursuant to a shareholder's participation in any systematic withdrawal plan adopted for a Fund. (The Plan and this exclusion from the deferred sales charge do not apply to a one-time withdrawal.)

  in connection with redemptions the proceeds of which are reinvested in Class B shares of a Fund within thirty days after such redemption.

  in connection with the exercise of certain exchange privileges.

  on redemptions effected pursuant to the Corporation's right to liquidate a shareholder's Class B shares of a Fund if the aggregate NAV of those shares is less than $500.

  in connection with redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or by a former shareholder of such investment company of Class B shares of a Fund acquired pursuant to such reorganization.

     These exceptions may be modified or eliminated by the Corporation at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Corporation's right to liquidate a shareholder's shares, which requires certain notices.

     The Corporation reserves the right to redeem at NAV all Class B shares of a Fund owned or held by you having an aggregate NAV of less than $500. The Corporation will give you notice of its intention to redeem your shares and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares of that Fund to $500. These redemptions are not subject to the deferred sales charge. The Corporation will not apply its redemption right to individual retirement plan accounts, retirement accounts or accounts which have an aggregate NAV of less than $500 due to market forces.

     You may reinvest in any one of the eight Funds all or part of the amount you redeemed by sending to the Fund the amount you want to reinvest. If you reinvest within thirty days after the date of your redemption, the Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to shares of the Corporation. This privilege may be eliminated or modified at any time without prior notice to shareholders.

     Under the terms of the 401(k) prototype plan which the Distributor has available, the plan may have the right to make a loan to a plan participant by redeeming Corporation shares held by the plan. Principal and interest payments on the loan made in accordance with the terms of the plan may be reinvested by the plan in shares of any of the Funds in which the plan may invest.

Shareholder Services

     Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

     Your local Waddell & Reed account representative is available to provide personal service. Additionally, the Waddell & Reed Customer Services staff is available to respond promptly to your inquiries and requests.

Reports

     Statements and reports sent to you include the following:

  confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption) year-to-date statements (quarterly) annual and semiannual reports (every six months)

     To reduce expenses, only one copy of annual and semiannual reports will be mailed to your household, even if you have more than one account with the Funds. Call the telephone number listed on the inside back cover of this Prospectus if you need copies of annual or semiannual reports or historical account information.

Exchanges

     You may sell your Class B shares of any of the Funds and buy Class B shares of another Fund, or Class B shares of United Cash Management, Inc., a fund in the United Group of Mutual Funds, without payment of a deferred sales charge. The time period with respect to the deferred sales charge will continue to run. Subject to certain conditions stated in the SAI, automatic monthly exchanges of Class A shares of United Cash Management, Inc. may be made into the Funds.

     Exchanges may only be made into Funds which are legally registered for sale in the state of residence of the investor. Note that exchanges out of the Funds may have tax consequences for you. Before exchanging into a Fund, read its prospectus.

     The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions

     Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

     Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

     Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your Waddell & Reed account representative for more information.

               Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing account with Waddell & Reed Funds, Inc.

          Minimum        Frequency
          $25            Monthly

Funds Plus Service
To move money from United Cash Management, Inc. to a Fund in Waddell & Reed Funds, Inc., whether in the same or a different account

          Minimum        Frequency
          $100           Monthly

Distributions and Taxes

Distributions

     Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year. Ordinarily, dividends are distributed from a Fund's net investment income, which includes accrued interest, earned OID, dividends and other income earned on portfolio assets less expenses, at the following times: Total Return Fund, Growth Fund, International Growth Fund and Science and Technology Fund, annually in December; Asset Strategy Fund, quarterly in March, June, September and December; and Limited-Term Bond Fund, Municipal Bond Fund and High Income Fund declared daily and paid monthly. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed in December. Each Fund may make additional distributions if necessary to avoid Federal income or excise taxes on certain undistributed income and capital gains.

     Distribution Options. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers three options:

1. Share Payment Option. Your dividend and capital gains and other distributions will be automatically paid in additional Class B shares of the distributing Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions will be automatically paid in additional Class B shares of the distributing Fund, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividends and capital gains and other distributions.

     For retirement accounts, all distributions are automatically paid in additional Class B shares of the distributing Fund.

Taxes

     Science and Technology Fund and High Income Fund intend, and each of the other Funds intends to continue, to qualify for treatment as a regulated investment company under the Code, so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are distributed to its shareholders. In addition, Municipal Bond Fund intends to continue to qualify to pay "exempt-interest" dividends, which requires, among other things, that at the close of each calendar quarter at least 50% of the value of its total assets must consist of obligations the interest on which is excludable from gross income under section 103(a) of the Code.

     There are certain tax requirements that the Funds must follow in order to avoid Federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment activity in some types of instruments.

     As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

     Taxes on distributions. Dividends from a Fund's investment company taxable income generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions by Municipal Bond Fund that are designated by it as exempt-interest dividends generally may be excluded by you from your gross income. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

     A portion of the dividends paid by Total Return Fund, Growth Fund, Asset Strategy Fund, International Growth Fund and/or Science and Technology Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject
indirectly to the alternative minimum tax ("AMT").   No part of the dividends
paid by Limited-Term Bond Fund, Municipal Bond Fund and High Income Fund is expected to be eligible for this deduction.

     Exempt-interest dividends paid by Municipal Bond Fund may be subject to income taxation under state and local tax laws. In addition, a portion of those dividends is expected to be attributable to interest on certain bonds that must be treated by you as a "tax preference item" for purposes of calculating your liability, if any, for the AMT; that Fund anticipates such portion will be not more than 40% of the dividends it will pay to its shareholders. Municipal Bond Fund will provide you with information concerning the amount of distributions subject to the AMT after the end of each calendar year. Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in that Fund.

     Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

     Withholding. Each Fund is required to withhold 31% of all taxable dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.

     Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares. An exchange of shares of one Fund for shares of any other Fund generally will have similar tax consequences. In addition, if you purchase shares of a Fund within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly-purchased shares.

     Interest on indebtedness incurred or continued to purchase or carry shares of Municipal Bond Fund will not be deductible for Federal income tax purposes to the extent that Fund's distributions consist of exempt-interest dividends. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds.
If such a proposal were enacted, the availability of municipal bonds for investment by that Fund and the value of its portfolio would be affected. In that event, that Fund may decide to reevaluate its investment goal and policies.

     State income taxes. The portion of the dividends paid by Limited-Term Bond Fund (and, to a lesser extent, the other Funds) attributable to the interest earned on its U.S. Government Securities generally are not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the disposition of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.

     The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Funds and their shareholders; see the SAI for a more detailed discussion. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

About the Management and Expenses of the Funds

     Waddell & Reed Funds, Inc. is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, Waddell & Reed Funds, Inc. is an open-end, diversified management investment company organized as a corporation under Maryland law on January 29, 1992.

     The Corporation is governed by a Board of Directors, which has overall responsibility for the management of its affairs. The majority of directors are not affiliated with Waddell & Reed, Inc.

     The Corporation has eight series of shares (the "Funds"), each of which operates as a separate mutual fund with separate assets and liabilities. Each Fund is a diversified fund. An investor in one of the Funds has an interest only in that Fund.

     Each Fund has two classes of shares. In addition to the Class B shares offered by this Prospectus the Corporation has issued and outstanding Class Y shares which are offered by Waddell & Reed, Inc. through a separate prospectus. Class Y shares are designed for institutional investors. Class Y shares are not subject to a contingent deferred sales charge and are not subject to redemption fees. Class Y shares are subject to Rule 12b-1 fees and may have other expenses that differ in amount from those of the Class B shares. Additional information about Class Y shares may be obtained by calling or writing to Waddell & Reed, Inc. at the telephone number or address on the inside back cover of this Prospectus.

     The Corporation does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by a Fund of a request in writing signed by shareholders holding not less than 10% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws of the Corporation are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Corporation, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the outstanding shares.

     Each share (regardless of class) has one vote. All shares of a Fund (and classes thereof) vote together as a single class, except as to any matter for which a separate vote of any Fund or class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular Fund or class, in which case only the shareholders of the affected Fund or class is entitled to vote, each as a separate class. Shares are fully paid and nonassessable when purchased.

WRIMCO and Its Affiliates

     The Funds are managed by WRIMCO, subject to the authority of the Corporation's Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

     Russell E. Thompson and James D. Wineland are primarily responsible for the day-to-day management of the portfolio of Total Return Fund. Mr. Thompson has held his Fund responsibilities since September 1992. He is Senior Vice President of WRIMCO and Senior Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO. He is Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Thompson has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since January 1976 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since March 1971.

     Mr. Wineland has held his Fund responsibilities since July 1, 1997. He is Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Wineland has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since January 1988 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since November 1984.

     Mark G. Seferovich is primarily responsible for the day-to-day management of the portfolio of Growth Fund. Mr. Seferovich has held his Fund responsibilities since September 1992. He is Vice President of WRIMCO, Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO, Vice President of the Corporation and Vice President of another investment company for which WRIMCO serves as investment manager. Mr. Seferovich has served as the portfolio manager of investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since February 1989 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since February 1989.

     W. Patrick Sterner is primarily responsible for the day-to-day management of the portfolio of Limited-Term Bond Fund. Mr. Sterner has held his Fund responsibilities since September 1992. He is Vice President of WRIMCO and Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO. He is also Vice President of the Corporation and Vice President of another investment company for which WRIMCO serves as investment manager. He has been an employee of WRIMCO since August 1992. Mr. Sterner was Chief Investment Officer of The Merchants Bank from 1985 to August 1992.

     John M. Holliday is primarily responsible for the day-to-day management of the portfolio of Municipal Bond Fund. Mr. Holliday has held his Fund responsibilities since September 1992. He is Senior Vice President of WRIMCO and Senior Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO. He is Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager.
Mr. Holliday has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since August 1979 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since April 1978.

     Thomas A. Mengel is primarily responsible for the day-to-day management of the portfolio of International Growth Fund. Mr. Mengel has held his Fund responsibilities since May 1, 1996. Mr. Mengel is Vice President of WRIMCO, Vice President of the Corporation and Vice Presidend of other investment companies for which WRIMCO serves as investment manager. From 1993 to 1996, Mr. Mengel was the President of Sal. Oppenheim jr. & Cie. Securities, Inc.; from 1992 to 1993, Mr. Mengel was a Vice President at Hauck and Hope Securities.

     Michael L. Avery is primarily responsible for the day-to-day management of the equity portion of the portfolio of Asset Strategy Fund. Mr. Avery has held his Fund responsibilities since January 1997. He is Senior Vice President of WRIMCO, Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Avery has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since February 1, 1994, has served as the director of research of Waddell & Reed, Inc. and its successor, WRIMCO, since August 1987, and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since June 1981.

     Daniel J. Vrabac is primarily responsible for the day-to-day management of the fixed-income portion of the portfolio of Asset Strategy Fund. Mr. Vrabac has held his Fund responsibilities since January 1997. He is Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Vrabac has served as an investment analyst with WRIMCO since May 1994, and was a Vice President of Kansas City Life Insurance Company from May 1983 to May 1994.

     Abel Garcia is primarily responsible for the day-to-day management of the portfolio of Science and Technology Fund. Mr. Garcia has held his Fund responsibilities since July 31, 1997. He is Vice President of WRIMCO, Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO, Vice President of the Corporation, and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Garcia has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since August 1983.

     Louise D. Rieke is primarily responsible for the day-to-day management of the portfolio of High Income Fund. Ms. Rieke has held her Fund responsibilities since July 31, 1997. She is Vice President of WRIMCO and Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO. She is Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. Ms. Rieke has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since January 1990 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since May 1971.

     Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Funds' investments.

     Waddell & Reed, Inc. serves as the principal underwriter and sole distributor of the Corporation's shares. Waddell & Reed, Inc. also serves as underwriter for each of the funds in the United Group of Mutual Funds and acts as the principal underwriter and distributor for variable life insurance and variable annuity policies issued by United Investors Life Insurance Company, for which TMK/United Funds, Inc. is the underlying investment vehicle.

     Waddell & Reed Services Company acts as transfer agent ("Shareholder Servicing Agent") for the Corporation and processes the payments of dividends to shareholders. Waddell & Reed Services Company also acts as agent ("Accounting Services Agent") in providing bookkeeping and accounting services and assistance to the Corporation and pricing daily the value of shares of the Funds.

     WRIMCO and Waddell & Reed Services Company are subsidiaries of Waddell & Reed, Inc. Waddell & Reed, Inc. is a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company, and an indirect subsidiary of United Investors Management Company, a holding company, and Torchmark Corporation, a holding company.

     WRIMCO places transactions for the portfolio of each Fund and in doing so may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to best execution. For further information concerning Fund portfolio transactions, please see "Portfolio Transactions and Brokerage" in the SAI.

Breakdown of Expenses

     Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in the share price or dividends of that Fund; they are neither billed directly to shareholders nor deducted from shareholder accounts.

     Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained below.

Management Fee

     The management fee is computed on each Fund's net asset value as of the close of business each day at an annual rate as follows:

                 Annual
Fund              Rate
----             ------
Total Return
  Fund            0.71%
Growth Fund       0.81%
Limited-Term
  Bond Fund       0.56%
Municipal Bond
  Fund            0.56%
International
  Growth Fund     0.81%
Asset Strategy
  Fund            0.81%
Science and Technology
  Fund            0.71%
High Income
  Fund            0.66%

     The management fee is accrued and paid to WRIMCO daily. The management fee for Growth Fund, International Growth Fund and Asset Strategy Fund is higher than that of most funds.

     For the fiscal year ended March 31, 1997, management fees for each Fund then in existence as a percentage of each such Fund's net assets were as follows:

            Management
Fund           Fee
----           ---
Total Return
Fund           0.71%

Growth Fund    0.81%

Limited-Term
Bond Fund      0.56%

Municipal
Bond Fund      0.56%

International
Growth Fund    0.80%
(formerly Global
Income Fund)

Asset Strategy
Fund           0.76%

Other Expenses

     While the management fee is a significant component of each Fund's annual operating costs, each Fund has other expenses as well.

     Each Fund pays the Accounting Services Agent a monthly fee based on the average net assets of the Fund for accounting services. With respect to its Class B shares, each Fund pays the Shareholder Servicing Agent a monthly fee for each Class B shareholder account that was in existence at any time during the month, and a fee for each account on which a dividend or distribution had a record date during the month. Inquiries concerning your accounts should be sent to the Shareholder Servicing Agent at the address shown on the inside back cover of this Prospectus or to the Corporation.

     Each Fund also pays other expenses, such as fees and expenses of certain directors, audit and outside legal fees, costs of materials sent to shareholders, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by a Fund under Federal or other securities laws and to the Investment Company Institute, and extraordinary expenses including litigation and indemnification relative to litigation.

     The Funds may have a high portfolio turnover. See the Financial Highlights Table for past turnover rates of Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, and Asset Strategy Fund. Science and Technology Fund and High Income Fund cannot precisely predict what their respective portfolio turnover rates will be; however, it is anticipated that the annual turnover rate for each of these Funds will not exceed 100%. International Growth Fund's ability to invest all or a substantial amount of its assets in foreign securities may result in a higher turnover rate and higher commission costs. A high turnover rate will increase a Fund's transaction costs and commission costs and could generate taxable income or loss.

Distribution

     The Corporation, pursuant to Rule 12b-1 of the 1940 Act and as authorized under a Distribution and Service Plan (the "Plan"), may finance the distribution of the Class B shares of the Funds and/or the service and maintenance of Class B shareholder accounts.

     The Plan provides that the Corporation, with respect to each Fund, may compensate the Distributor in an amount calculated and payable daily up to 1% annually of the Fund's average net assets of its Class B shares. There are two parts to this fee: up to 0.75% may be paid to the Distributor for distribution services and distribution expenses including commissions paid by the Distributor to its sales representatives and managers (the "distribution fee") with respect to the distribution of the particular Fund's Class B shares, and up to 0.25% may be paid to the Distributor to finance the provision of certain personal services by the Distributor and Waddell & Reed Services Company to Class B shareholders and the provision of services to maintain Class B shareholder accounts (the "service fee").

     In addition to these fees, the Distributor may be compensated for distribution of the Class B shares of a Fund by a contingent deferred sales charge ("deferred sales charge") imposed at the time of redemption. See "About Your Account."

     The distribution fee and the deferred sales charge are designed to allow investors to purchase Class B shares without a front-end sales charge and at the same time to allow the Distributor to pay commissions to its field sales force and pay other expenses of distribution including the cost of prospectuses for prospective investors, sales literature, advertising, sales office expenses and overhead. In this respect, the distribution fee and deferred sales charge are comparable to a front-end sales charge. See "Expenses" for the amount of these charges and the service fee that may be paid over certain periods. The distribution fee would be the equivalent of a 6.25% and 7.25% front-end sales charge after 9 and 10.5 years respectively, assuming a 5% growth rate. These are the maximum sales charges permitted under Rules of the National Association of Securities Dealers, Inc. (the "NASD") for asset-based sales charges and front-end sales charges, respectively, were the Corporation's Class B shares offered with such charges.

     No payment of the distribution fee will be made, and no deferred sales charge will be paid, to the Distributor by any Fund if, and to the extent that, the aggregate of the distribution fees paid by the Fund and the deferred sales charges received by the Distributor would exceed the maximum amount of such charges that the Distributor is permitted to receive under NASD rules as then in effect.

                                   APPENDIX A

     The following are descriptions of some of the ratings of securities which the Corporation may use. The Corporation may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

                          DESCRIPTION OF BOND RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. A Standard & Poor's ("S&P") corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service ("MIS") rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     Description of Preferred Stock Ratings

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

1. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.   Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

     BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C -- A preferred stock rated C is a non-paying issue.

     D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Moody's Investors Service, Inc. Because of the fundamental differences between preferred stocks and bonds, a variation of MIS familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     Note: MIS applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Preferred stock rating symbols and their definitions are as follows:

     aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                          DESCRIPTION OF NOTE RATINGS

     Standard and Poor's, a division of The McGraw-Hill Companies, Inc. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

   --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note). --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

     The note rating symbols and definitions are as follows:

     SP-1 Strong capacity to pay principal and interest.  Issues determined to possess very strong characteristics are given a plus (+) designation. SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     SP-3 Speculative capacity to pay principal and interest.

     Moody's Investors Service, Inc. MIS Short-Term Loan Ratings -- MIS ratings for state and municipal short-term obligations will be designated MIS Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

     MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     Moody's Investors Service, Inc. commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. MIS employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) lending market positions in well established industries; (2) high rates of return on Funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

Waddell & Reed Funds, Inc.

Custodian                     Underwriter
  UMB Bank, n.a.                Waddell & Reed, Inc.
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Legal Counsel                   Shawnee Mission, Kansas
  Kirkpatrick & Lockhart LLP       66201-9217
  1800 Massachusetts Avenue, N. W.      (913) 236-2000
  Washington, D. C.  20036      (800) 366-5465

Independent Accountants       Shareholder Servicing Agent
  Deloitte & Touche LLP         Waddell & Reed
  1010 Grand Avenue                Services Company
  Kansas City, Missouri         6300 Lamar Avenue
     64106-2232                 P. O. Box 29217
                                Shawnee Mission, Kansas
Investment Manager                 66201-9217
  Waddell & Reed Investment     (913) 236-2000
     Management Company         (800) 366-5465
  6300 Lamar Avenue
  P. O. Box 29217             Accounting Services Agent
  Shawnee Mission, Kansas       Waddell & Reed
     66201-9217                    Services Company
  (913) 236-2000                6300 Lamar Avenue
  (800) 366-5465                P. O. Box 29217
                                Shawnee Mission, Kansas
                                    66201-9217
                                (913) 236-2000
                                (800) 366-5465


Our INTERNET address is:
  http://www.waddell.com

Waddell & Reed Funds, Inc.
Class B Shares
PROSPECTUS
July 31, 1997

Waddell & Reed Funds, Inc.
  Total Return Fund
  Growth Fund
  Limited-Term Bond Fund
  Municipal Bond Fund
  International Growth Fund
  Asset Strategy Fund
  Science and Technology Fund
  High Income Fund

WRP4000(7-97)

printed on recycled paper

Please read this Prospectus before investing, and keep it on file for future reference. It sets forth concisely the information about the Funds that you ought to know before investing.

Additional information has been filed with the Securities and Exchange Commission and is contained in a Statement of Additional Information ("SAI") dated July 31, 1997. The SAI is available free upon request to the Corporation or Waddell & Reed, Inc., its principal underwriter and distributor, at the address or telephone number below. The SAI is incorporated by reference into this Prospectus and you will not be aware of all facts unless you read both this Prospectus and the SAI.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

HIGH INCOME FUND MAY INVEST UP TO ALL OF ITS ASSETS IN BONDS ISSUED BY DOMESTIC OR FOREIGN ISSUERS RATED BELOW INVESTMENT GRADE, COMMONLY KNOWN AS "JUNK BONDS," WHICH ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "ABOUT THE INVESTMENT PRINCIPLES OF THE FUNDS" INCLUDED IN THIS PROSPECTUS FOR A DISCUSSION OF THE RISKS ASSOCIATED WITH NON-INVESTMENT GRADE DEBT SECURITIES. SEE APPENDIX A FOR A DISCUSSION OF BOND RATINGS.

Waddell & Reed Funds, Inc.
Class Y Shares

Waddell & Reed Funds, Inc. (the "Corporation") is a management investment company that has eight separate funds (the "Funds"), each of which is designed for investors with different goals. Total Return Fund seeks to provide current income while seeking capital growth. Growth Fund seeks capital appreciation. Limited-Term Bond Fund seeks to provide a high level of current income consistent with preservation of capital. Municipal Bond Fund seeks to provide income which is not subject to Federal income taxation. International Growth Fund seeks long-term appreciation as its primary goal and realization of income as its secondary goal. Asset Strategy Fund seeks high total return over the long term. Science and Technology Fund seeks long-term capital growth through investments primarily in science and technology securities. High Income Fund seeks high current income as a primary goal and capital growth as a secondary goal.

This Prospectus describes one class of shares of each of the Funds--Class Y shares.

Prospectus
July 31, 1997


WADDELL & REED FUNDS, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
800-366-5465

Table of Contents

AN OVERVIEW OF THE FUNDS........................................3

EXPENSES........................................................6

FINANCIAL HIGHLIGHTS...........................................14

PERFORMANCE....................................................20
 Explanation of Terms .........................................20

ABOUT WADDELL & REED...........................................22

ABOUT THE INVESTMENT PRINCIPLES OF THE FUNDS...................23
 Investment Goals and Principles ..............................23
   Risk Considerations ........................................30
 Securities and Investment Practices ..........................30

ABOUT YOUR ACCOUNT.............................................49
 Buying Shares ................................................49
 Minimum Investments ..........................................51
 Adding to Your Account .......................................51
 Selling Shares ...............................................51
 Telephone Transactions .......................................53
 Shareholder Services .........................................53
   Personal Service ...........................................53
   Reports ....................................................53
   Exchanges ..................................................54
 Distributions and Taxes ......................................54
   Distributions ..............................................54
   Taxes ......................................................55

ABOUT THE MANAGEMENT AND EXPENSES OF THE FUNDS.................58
 WRIMCO and Its Affiliates ....................................59
 Breakdown of Expenses ........................................62
   Management Fee .............................................63
   Other Expenses .............................................63
   Distribution ...............................................64

APPENDIX A.....................................................65

An Overview of the Funds

The Funds: This Prospectus describes the Class Y shares of each of the Funds of Waddell & Reed Funds, Inc. (the "Corporation"), an open-end, management investment company. Each Fund has different investment goals and policies.
Each of the Funds is a diversified fund.

Goals, Strategies and Risk Considerations:

Total Return Fund seeks to provide current income while seeking capital growth. This Fund invests primarily in common stocks, or securities convertible into common stocks, of companies that have a record of paying regular dividends on common stock or have the potential for capital appreciation. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

Growth Fund seeks capital appreciation. This Fund invests primarily in common stocks, or securities convertible into common stocks, of companies that offer, in the opinion of the Fund's investment manager, above-average growth potential, including relatively new or unseasoned companies. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

Limited-Term Bond Fund seeks a high level of current income consistent with preservation of capital. This Fund invests primarily in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Debt securities have varying levels of sensitivity to changes in interest rates. The Fund will maintain a dollar-weighted average maturity of its portfolio of two to five years.

Municipal Bond Fund seeks income not subject to Federal income taxation. This Fund invests primarily in municipal bonds. Municipal bonds vary widely as to their interest rates, degree of security and maturity. The Fund may invest up to 10% of its assets in taxable obligations (as defined herein).

International Growth Fund seeks long-term appreciation as its primary goal and realization of income as its secondary goal. The securities selected to attempt to achieve the Fund's primary goal will be issued by companies which the Fund's investment manager believes have the potential for long-term growth. This Fund invests in securities issued by companies or governments of any nation. There are certain risks associated with foreign securities not usually associated with U.S. securities.

Asset Strategy Fund seeks high total return over the long term. This Fund seeks to achieve this goal by allocating its assets among stocks, bonds and short-term instruments, both in the United States and abroad. The Fund designates a mix which represents the way the Fund's investments will generally be allocated over the long term. This mix will vary over short-term periods as the Fund's investment manager adjusts the Fund's holdings -- within defined ranges -- based on the current outlook for the different markets. Because the Fund owns different types of investments, its performance will be affected by a variety of factors.

Science and Technology Fund seeks long-term capital growth through investment in a portfolio emphasizing science and technology securities. This Fund invests in common stock, preferred stock, debt securities and convertible securities.

High Income Fund seeks, as a primary goal, a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal. The Fund invests primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of the Fund's investment manager, consistent with the Fund's goals. Investments in high-yield, high-risk securities ("junk bonds") may entail risks that are different or more pronounced than those involved in higher-rated securities.

     As with any mutual fund, there can be no assurance that a Fund will be successful in meeting its investment goal. For a further description of the eight Funds, their investment techniques and risks which may be associated with certain investments, see "About the Investment Principles of the Funds."

Management: Waddell & Reed Investment Management Company ("WRIMCO") provides investment advice to each of the Funds and manages each Fund's investments. WRIMCO is a wholly-owned subsidiary of Waddell & Reed, Inc. WRIMCO, Waddell & Reed, Inc. and its predecessors have provided investment management services to registered investment companies since 1940. See "About the Management and Expenses of the Funds" for information about management fees.

Distributor: Waddell & Reed, Inc. acts as principal underwriter and distributor of the shares of the Funds. See "About the Management and Expenses of the Funds" for further information about distribution fees.

Purchases: You may buy Class Y shares of each of the Funds through Waddell & Reed, Inc. and its account representatives. The price to buy a Class Y share of a Fund is the net asset value of a Class Y share of that Fund. A sales charge is not incurred upon purchase of Class Y shares of a Fund, nor are the Class Y shares subject to a contingent deferred sales charge. See "About Your Account" for information on how to purchase Class Y shares of each of the Funds.

Redemptions: You may redeem your shares at net asset value. When you sell your Class Y shares, they may be worth more or less than what you paid for them. See "About Your Account" for a description of redemption procedures.

Risk Considerations: Because the Funds own different types of investments, their performance will be affected by a variety of factors. The value of each Fund's investments and the income generated will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments. See "About the Investment Principles of the Funds" for information about the risks associated with each Fund's investments.

Expenses

Total Return Fund

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
  on purchases            None

Maximum sales load
  on reinvested
  dividends               None

Maximum contingent
  deferred sales
  charge                  None

Redemption fees
  (other than con-
  tingent deferred
  sales charge)           None

Exchange fee              None

Annual fund operating expenses (as a percentage of average net assets).

Management fees         0.71%
12b-1 fees              0.25%
Other expenses          0.24%
Total Fund
  operating expenses    1.20%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return30 and (2) redemption at the end of each time period:

 1 year                $ 12
 3 years               $ 38
 5 years               $ 66
10 years               $145

     The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


30Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of a Fund's future performance, which may be greater or lesser.

Growth Fund

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
  on purchases            None

Maximum sales load
  on reinvested
  dividends               None

Maximum contingent
  deferred sales
  charge                  None

Redemption fees
  (other than con-
  tingent deferred
  sales charge)           None

Exchange fee              None

Annual fund operating expenses (as a percentage of average net assets).

Management fees31       0.81%
12b-1 fees              0.25%
Other expenses          0.18%
Total Fund
  operating expenses    1.24%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return32 and (2) redemption at the end of each time period:

 1 year                $ 13
 3 years               $ 39
 5 years               $ 68
10 years               $150

     The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


31The management fee for Growth Fund is higher than that of most funds.
32Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of a Fund's future performance, which may be greater or lesser.

Limited-Term Bond Fund

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
  on purchases            None

Maximum sales load
  on reinvested
  dividends               None

Maximum contingent
  deferred sales
  charge                  None

Redemption fees
  (other than con-
  tingent deferred
  sales charge)           None

Exchange fee              None

Annual fund operating expenses (as a percentage of average net assets).

Management fees         0.56%
12b-1 fees              0.25%
Other expenses          0.42%
Total Fund
  operating expenses    1.23%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return33 and (2) redemption at the end of each time period:

 1 year                $ 13
 3 years               $ 39
 5 years               $ 68
10 years               $149

     The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


33Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of a Fund's future performance, which may be greater or lesser.

Municipal Bond Fund

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
  on purchases            None

Maximum sales load
  on reinvested
  dividends               None

Maximum contingent
  deferred sales
  charge                  None

Redemption fees
  (other than con-
  tingent deferred
  sales charge)           None

Exchange fee              None

Annual fund operating expenses (as a percentage of average net assets).

Management fees         0.56%
12b-1 fees              0.25%
Other expenses          0.42%
Total Fund
  operating expenses    1.23%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return34 and (2) redemption at the end of each time period:

 1 year                $ 13
 3 years               $ 39
 5 years               $ 68
10 years               $149

     The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


34Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of a Fund's future performance, which may be greater or lesser.

International Growth Fund

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
  on purchases            None

Maximum sales load
  on reinvested
  dividends               None

Maximum contingent
  deferred sales
  charge                  None

Redemption fees
  (other than con-
  tingent deferred
  sales charge)           None

Exchange fee              None

Annual fund operating expenses (as a percentage of average net assets).

Management fees35       0.81%
12b-1 fees              0.25%
Other expenses          0.55%
Total Fund
  operating expenses    1.61%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return36 and (2) redemption at the end of each time period:

 1 year                $ 16
 3 years               $ 51
 5 years               $ 88
10 years               $191

     The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


35The management fee for International Growth Fund is higher than that of most funds.
36Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of a Fund's future performance, which may be greater or lesser.

Asset Strategy Fund

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
  on purchases            None

Maximum sales load
  on reinvested
  dividends               None

Maximum contingent
  deferred sales
  charge                  None

Redemption fees
  (other than con-
  tingent deferred
  sales charge)           None

Exchange fee              None

Annual fund operating expenses (as a percentage of average net assets).

Management fees37       0.81%
12b-1 fees              0.25%
Other expenses          0.60%
Total Fund
  operating expenses    1.66%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return38 and (2) redemption at the end of each time period:

 1 year                $ 17
 3 years               $ 52
 5 years               $ 90
10 years               $197

     The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


37The management fee for Asset Strategy Fund is higher than that of most funds. 38Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of a Fund's future performance, which may be greater or lesser.

Science and Technology Fund

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
  on purchases            None

Maximum sales load
  on reinvested
  dividends               None

Maximum contingent
  deferred sales
  charge                  None

Redemption fees
  (other than contingent
  deferred sales
  charge)                 None

Exchange Fee              None

Annual fund operating expenses (as a percentage of average net assets).

Management fees         0.71%
12b-1 fees39            0.25%
Other expenses40        0.31%
Total Fund
  operating expenses    1.27%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return41 and (2) redemption at the end of each time period:

 1 year                 $43
 3 years                $50

     Science and Technology Fund had not commenced operations prior to March 31, 1997. The expenses are pro forma and estimated for the first fiscal year of operations. The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


39Expense information reflects the maximum 12b-1 fee.
40Estimated expenses for the first fiscal year of operation. Actual expenses may be greater or lesser than those shown.
41Use of assumed annual return of 5% is for illustration purposes only and not a representation of a Fund's future performance, which may be greater or lesser.

High Income Fund

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
  on purchases            None

Maximum sales load
  on reinvested
  dividends               None

Maximum contingent
  deferred sales
  charge                  None

Redemption fees
  (other than contingent
  deferred sales
  charge)                 None

Exchange Fee              None

Annual fund operating expenses (as a percentage of average net assets).

Management fees         0.66%
12b-1 fees42            0.25%
Other expenses43        0.31%
Total Fund
  operating expenses    1.22%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return44 and (2) redemption at the end of each time period:

 1 year                 $42
 3 years                $67

     High Income Fund had not commenced operations prior to March 31, 1997. The expenses are pro forma and estimated for the first fiscal year of operations. The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


42Expense information reflects the maximum 12b-1 fee.
43Estimated expenses for the first fiscal year of operation. Actual expenses may be greater or lesser than those shown.
44Use of assumed annual return of 5% is for illustration purposes only and not a representation of a Fund's future performance, which may be greater or lesser.

Financial Highlights
TOTAL RETURN FUND

     The following information has been audited in conjunction with the annual audits of the Financial Statements of the Fund. Financial Statements for the fiscal year ended March 31, 1997, and the independent auditors' report of Deloitte & Touche LLP thereon, are included in the SAI and should be read in conjunction with the Financial Highlights.

For a Class Y share outstanding throughout each period:

                        For the fiscal           For the
                    year ended March 31,       period from
                         -------------         December 29, 1995*
                            1997               to March 31, 1996
                            ----               -----------------
Net asset value,
 beginning of
 period  ...........         $16.38                $15.32
                             ------                ------
Income from investment
 operations:
 Net investment
   income...........           0.04                  0.03
 Net realized and
   unrealized gain
   on investments ..           2.04                  1.03
                             ------                ------
Total from investment
 operations  .......           2.08                  1.06
                             ------                ------
Less dividends from net
 investment income            (0.11)                (0.00)
                             ------                ------
Net asset value,
 end of period  ....         $18.35                $16.38
                             ======                ======
Total return .......          12.69%                 6.92%
Net assets, end of
 period (000
 omitted) ..........           $504                   $87
Ratio of expenses
 to average net
 assets  ...........           1.18%                 0.96%**
Ratio of net investment
 income to average
 net assets  .......           0.65%                 1.04%**
Portfolio turnover
 rate  .............          26.23%                16.78%**
Average commission
 rate paid  ........          $0.0578

 *Commencement of operations.

**Annualized.

GROWTH FUND

     The following information has been audited in conjunction with the annual audits of the Financial Statements of the Fund. Financial Statements for the fiscal year ended march 31, 1997, and the independent auditors' report of Deloitte & Touche LLP thereon, are included in the SAI and should be read in conjunction with the Financial Highlights.

For a Class Y share outstanding throughout each period:

                    For the fiscal               For the
                    year ended March 31,       period from
                    --------------------       December 29, 1995*
                            1997               to March 31, 1996
                            ----               ------------------
Net asset value,
 beginning of
 period  ...........         $21.04                $20.21
                             ------                ------
Income from investment
 operations:
 Net investment
   income...........           0.01                  0.04
 Net realized and
   unrealized gain (loss)
   on investments ..          (2.13)                  .79
                             ------                ------
Total from investment
 operations  .......          (2.12)                  .83
                             ------                ------
Less distributions:
 Dividends from net
   investment income          (0.00)                (0.00)
 Distributions from
   capital gains ...          (0.60)                (0.00)
                             ------                ------
Total distributions.          (0.60)                (0.00)
                             ------                ------
Net asset value,
 end of period  ....         $18.32                $21.04
                             ======                ======
Total return .......         -10.37%                 4.11%
Net assets, end of
 period (000
 omitted) ..........           $264                    $1
Ratio of expenses
 to average net
 assets  ...........           1.17%                 1.17%**
Ratio of net investment
 income to average
 net assets  .......           0.31%                 0.78%**
Portfolio turnover
 rate  .............          37.20%                31.84%**
Average commission
 rate paid  ........          $0.0516

 *Commencement of operations.

**Annualized.

LIMITED-TERM BOND FUND

     The following information has been audited in conjunction with the annual audits of the Financial Statements of the Fund. Financial Statements for the fiscal year ended March 31, 1997, and the independent auditors' report of Deloitte & Touche LLP thereon, are included in the SAI and should be read in conjunction with the Financial Statements.

For a Class Y share outstanding throughout each period:

                    For the fiscal             For the
                    year ended March 31,       period from
                    --------------------       December 29, 1995*
                            1997               to March 31, 1996
                            ----               ------------------
Net asset value,
 beginning of
 period  ...........         $10.00                $10.16
                             ------                ------
Income from investment
 operations:
 Net investment
   income...........           0.52                  0.11
 Net realized and
   unrealized loss
   on investments ..          (0.09)                (0.16)
                             ------                ------
Total from investment
 operations  .......           0.43                 (0.05)
                             ------                ------
Less distributions:
 Dividends from net
   investment income          (0.52)                (0.11)
 Distributions from
   capital gains....          (0.01)                (0.00)
                             ------                ------
Total distributions.          (0.53)                (0.11)
                             ------                ------
Net asset value,
 end of period  ....          $9.90                $10.00
                             ======                ======
Total return .......           4.33%                -0.49%
Net assets, end of
 period (000
 omitted) ..........           $105                    $1
Ratio of expenses
 to average net
 assets  ...........           1.04%                 1.18%**
Ratio of net investment
 income to average
 net assets  .......           5.62%                 4.70%**
Portfolio turnover
 rate  .............          23.05%                22.08%**

 *Commencement of operations.

**Annualized.

MUNICIPAL BOND FUND

     The following information has been audited in conjunction with the annual audits of the Financial Statements of the Fund. Financial Statements for the fiscal year ended March 31, 1997, and the independent auditors' report of Deloitte & Touche LLP thereon, are included in the SAI and should be read in conjunction with the Financial Highlights.

For a Class Y share outstanding throughout each period:

                    For the fiscal               For the
                    year ended March 31,       period from
                    --------------------       December 29, 1995*
                            1997               to March 31, 1996
                            ----               ------------------
Net asset value,
 beginning of
 period  ...........         $10.63                $10.94
                             ------                ------
Income from investment
 operations:
 Net investment
   income...........           0.52                  0.12
 Net realized and
   unrealized gain (loss)
   on investments ..           0.11                 (0.31)
                             ------                ------
Total from investment
 operations  .......           0.63                 (0.19)
                             ------                ------
Less dividends from net
 investment income            (0.52)                (0.12)
                             ------                ------
Net asset value,
 end of period  ....         $10.74                $10.63
                             ======                ======
Total return .......           5.96%                -1.80%
Net assets, end of
 period (000
 omitted) ..........             $1                    $1
Ratio of expenses
 to average net
 assets  ...........           1.28%                 1.18%**
Ratio of net investment
 income to average
 net assets  .......           4.83%                 4.33%**
Portfolio turnover
 rate  .............          34.72%                42.02%**

 *Commencement of operations.

**Annualized.

INTERNATIONAL GROWTH FUND*

     The following information has been audited in conjunction with the annual audits of the Financial Statements of the Fund. Financial Statements for the fiscal year ended March 31, 1997, and the independent auditors' report of Deloitte & Touche LLP thereon, are included in the SAI and should be read in conjunction with the Financial Highlights.

For a Class Y share outstanding throughout each period:

                    For the fiscal               For the
                    year ended March 31,       period from
                    ------------------------   December 29, 1995*
                            1997               to March 31, 1996
                            ----               ------------------
Net asset value,
 beginning of
 period  ...........          $9.95                 $9.70
                             ------                 -----
Income from investment
 operations:
 Net investment
   income...........           0.02                  0.02
 Net realized and
   unrealized gain
   on investments ..           2.56                  0.23
                             ------                ------
Total from investment
 operations  .......           2.58                  0.25
                             ------                ------
Less dividends from net
 investment income            (0.01)                (0.00)
                             ------                ------
Net asset value,
 end of period  ....         $12.52                 $9.95
                             ======                ======
Total return .......          25.93%                 2.58%
Net assets, end of
 period (000
 omitted) ..........           $227                    $7
Ratio of expenses
 to average net
 assets  ...........           1.59%                 1.84%**
Ratio of net investment
 income to average
 net assets  .......           0.05%                 1.07%**
Portfolio turnover
 rate  .............          94.76%                88.55%
Average commission
 rate paid  ........          $0.0124

 *Commencement of operations.

**Annualized.

ASSET STRATEGY FUND

     The following information has been audited in conjunction with the annual audits of the Financial Statements of the Fund. Financial Statements for the fiscal year ended March 31, 1997, and the independent auditors' report of Deloitte & Touche LLP thereon, are included in the SAI and should be read in conjunction with the Financial Highlights.

For a Class Y share outstanding throughout each period:

                    For the fiscal               For the
                    year ended March 31,       period from
                    --------------------       December 29, 1995*
                            1997               to March 31, 1996
                            ----               ------------------
Net asset value,
 beginning of
 period  ...........         $10.16                $10.23
                             ------                ------
Income from investment
 operations:
 Net investment
   income...........           0.27                  0.07
 Net realized and
   unrealized loss
   on investments ..          (0.26)                (0.08)
                             ------                ------
Total from investment
 operations  .......           0.01                 (0.01)
                             ------                ------
Less distributions:
 Dividends from net
   investment income          (0.30)                (0.06)
 Distributions from
   capital gains....          (0.14)                (0.00)
                             ------                ------
Total distributions           (0.44)                (0.06)
                             ------                ------
Net asset value,
 end of period  ....          $9.73                $10.16
                             ======                ======
Total return .......           0.05%                -0.25%
Net assets, end of
 period (000
 omitted) ..........           $116                    $1
Ratio of expenses
 to average net
 assets  ...........           1.61%                 1.95%**
Ratio of net investment
 income to average
 net assets  .......           2.97%                 2.34%**
Portfolio turnover
 rate  .............         109.92%                 5.02%**
Average commission
 rate paid  ........          $0.0375

 *Commencement of operations.

**Annualized.

Science and Technology Fund and High Income Fund did not commence operations prior to March 31, 1997.

Performance

     Mutual fund performance is commonly measured as total return. The Funds may also advertise their performance by showing yield and performance rankings. Performance information is calculated and presented separately for each class of Fund shares.

Explanation of Terms

     Total Return is the overall change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and other distributions. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

     Non-standardized performance information is for periods other than those required to be presented or differs otherwise from standardized performance information.

     Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. A Fund's yield is based on a 30-day period ending on a specific date and is computed by dividing the Fund's net investment income per share earned during the period by the Fund's maximum offering price per share on the last day of the period. Tax equivalent yield is calculated by applying the stated income tax rate to only the net investment income exempt from taxation, according to a standard formula.

     Performance Rankings are comparisons of a Fund's performance to the performance of other selected mutual funds, selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average, or non-market indices or averages of mutual fund industry groups. The Funds may quote their performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Funds may provide additional information, such as the particular category to which it relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All performance information that a Fund advertises or includes in information provided to present or prospective shareholders is historical in nature and is not intended to represent or guarantee future results. The value of any Fund's shares, when redeemed, may be more or less than their original cost.

     Each Fund's recent performance and holdings will be detailed twice a year in the Fund's annual and semiannual reports, which are sent to all shareholders.

About Waddell & Reed

     Since 1937, Waddell & Reed has been helping people make the most of their financial future by helping them take advantage of various financial services. Today, Waddell & Reed has over 2500 account representatives located throughout the United States. Your primary contact in your dealings with Waddell & Reed will be your local account representative. However, the Waddell & Reed shareholder services department, which is part of the Waddell & Reed headquarters operations in Overland Park, Kansas, is available to assist you and your Waddell & Reed account representative. You may speak with a customer service representative by calling the telephone number listed on the inside back cover of this Prospectus.

About the Investment Principles of the Funds

Investment Goals and Principles

     The goal(s) of each Fund are set forth below. There is no assurance that a Fund will achieve its goal.

     See "Securities and Investment Practices" for more detailed information about the types of instruments in which the Funds may invest, strategies WRIMCO may employ in pursuit of a Fund's goal(s) and a summary of risks associated with these instrument types and investment practices.

Total Return Fund

     The goal of Total Return Fund is to provide current income while seeking capital growth. The Fund seeks to achieve this goal by investing primarily in common stocks, or securities convertible into common stocks, of companies that have a record of paying regular dividends on common stock or have the potential for capital appreciation.

     When conditions are such that stocks with high yields are less attractive than other common stocks, Total Return Fund may hold lower yielding or non-dividend-paying common stocks because of their prospects for capital growth. At other times, Total Return Fund may seek to achieve its goal by investing in debt securities when the return on these securities is attractive relative to the return on common stocks.

     WRIMCO normally invests the Fund's assets according to its investment strategy; however, when WRIMCO believes that a full or partial defensive position is temporarily desirable due to present or anticipated market or economic conditions that are affecting or could affect the value of securities in the Fund's portfolio, WRIMCO may take certain steps with respect to up to all of Total Return Fund's assets, including, without limitation, the following:
(i) hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit); (ii) invest in debt securities (including commercial paper and securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities")); or (iii) invest in convertible preferred stock. A defensive posture may reduce the Fund's yield.

Growth Fund

     The goal of Growth Fund is capital appreciation. The Fund seeks to achieve this goal through a diversified holding of securities consisting primarily of common stocks, or securities convertible into common stocks, of companies that offer, in the opinion of WRIMCO, above-average growth potential, including relatively new or unseasoned companies. Growth Fund is not intended for investors who desire assured income and conservation of capital.

     Growth Fund ordinarily invests in securities whose market price can be subject to rapid and wide fluctuation. In selecting companies, WRIMCO usually looks for such characteristics as aggressive or creative management, technology or specialized expertise, new or unique products or services, entry into new or emerging industries and special situations arising out of governmental priorities and programs. During normal market conditions, the Fund will have at least 65% of its assets invested in growth securities.

     WRIMCO normally invests the Fund's assets according to its investment strategy; however, when WRIMCO believes that a full or partial defensive position is temporarily desirable due to present or anticipated market or economic conditions that are affecting or could affect the value of securities in the Fund's portfolio, WRIMCO may take certain steps with respect to up to all of Growth Fund's assets, including, without limitation, the following: (i) hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit); (ii) invest in debt securities (including commercial paper or short-term U.S. Government Securities); or (iii) invest in convertible preferred stock. A defensive posture may reduce the Fund's yield.

Limited-Term Bond Fund

     The goal of Limited-Term Bond Fund is to provide a high level of current income consistent with preservation of capital. The Fund seeks to achieve this goal by investing primarily in debt securities of investment grade, including U.S. Government Securities.

     "Limited-Term" means that the Fund will maintain a dollar-weighted average maturity of its portfolio of not less than two years and not more than five years. The maturity of collateralized mortgage obligations ("CMOs") and other asset-backed securities will be deemed to be the estimated average life of such securities, as determined in accordance with certain prescribed models or formulas, such as those provided by the Public Securities Association. The maturity of other debt securities will be deemed to be the earlier of the call date or the maturity date, whichever is appropriate.

     Among the U.S. Government Securities that Limited-Term Bond Fund may purchase are mortgage-backed securities of the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and Fannie Mae (formerly, the Federal National Mortgage Association). These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. The Fund will invest in U.S. Government Securities not backed by the full faith and credit of the United States only when WRIMCO is satisfied the credit risk is acceptable. The debt securities, other than U.S. Government Securities, in which Limited-Term Bond Fund invests include, without limitation, corporate bonds, medium-term notes, asset-backed securities (such as mortgage-backed securities) and other financial obligations that are commonly considered debt, all of which securities will be denominated in U.S. dollars.

     WRIMCO normally invests the Fund's assets according to its investment strategy; however, when WRIMCO believes that a full or partial defensive position is temporarily desirable due to present or anticipated market or economic conditions that are affecting or could affect the value of securities in the Fund's portfolio, WRIMCO may take certain steps with respect to up to all of Limited-Term Bond Fund's assets, including, without limitation, the following: (i) shorten the average maturity of the Fund's portfolio; (ii) hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit); (iii) emphasize debt securities of a higher quality than those the Fund would ordinarily hold; or (iv) invest in convertible preferred stock. A defensive posture may reduce the Fund's yield.

Municipal Bond Fund

     The goal of Municipal Bond Fund is to provide income that is not subject to Federal income taxation. The Fund seeks to achieve this goal by investing primarily in municipal bonds.

     As used in this Prospectus, "municipal bonds" means obligations the interest on which is not includable in gross income for Federal income tax purposes. See "Distributions and Taxes" for information concerning the alternative minimum tax. Municipal Bond Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds.

     The types of municipal bonds in which Municipal Bond Fund may invest include "general obligation" bonds, "revenue" bonds and certain "industrial development" bonds. Municipal obligations in which the Fund may invest also include municipal lease obligations of municipal authorities or entities and participations in these obligations. Municipal bonds vary as to their interest rates, degree of security and maturity. The bonds purchased by Municipal Bond Fund are selected primarily on the basis of quality, yield and diversification.

     The only taxable obligations that Municipal Bond Fund may purchase are (i) U.S. Government Securities, (ii) bank obligations of domestic banks or savings and loan associations that are subject to regulation by the U.S. Government (including, without limitation, certificates of deposit, letters of credit and acceptances), and (iii) commercial paper rated at least A by a recognized statistical rating organization. Municipal Bond Fund may also acquire these taxable obligations subject to repurchase agreements.

     The ability of the governments, agencies, companies or others to pay principal and interest on debt securities held by Municipal Bond Fund may change. Such changes, actual or expected, may also affect the value of these debt securities, and in turn the value of Municipal Bond Fund's shares. Dividends paid by Municipal Bond Fund that are derived from income from taxable obligations, options and futures contracts and other derivative instruments in which it may invest are subject to Federal income tax. See "Distributions and Taxes."

     WRIMCO normally invests the Fund's assets according to its investment strategy; however, when WRIMCO believes that a full or partial defensive position is temporarily desirable due to present or anticipated market or economic conditions that are affecting or could affect the value of securities in the Fund's portfolio, WRIMCO may take certain steps with respect to up to all of Municipal Bond Fund's assets, including, without limitation, the following:
(i) shorten the average maturity of the Fund's portfolio; (ii) hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit); (iii) hold taxable obligations, subject to the limitations stated above; or (iv) emphasize debt securities of a higher quality or higher coupon than those the Fund would ordinarily hold. A defensive posture may reduce the Fund's yield.

International Growth Fund

     The primary goal of International Growth Fund is the long-term appreciation of your investment. Realization of income is a secondary goal. The Fund seeks to achieve these goals by investing in securities issued by companies or governments of any nation. The securities WRIMCO selects to attempt to achieve the Fund's primary goal will be issued by companies that WRIMCO believes have the potential for long-term growth.

     There are three main kinds of securities that International Growth Fund will own: common stocks, preferred stocks and debt securities. During normal market conditions, the Fund will have at least 80% of its assets invested in foreign securities and at least 65% of its assets invested in growth securities. The securities that the Fund purchases because they may increase in value over the long term will usually be common stocks or securities that may be converted into common stocks or rights for the purchase of common stocks. All or a substantial amount of International Growth Fund's assets may be invested in foreign securities if, in WRIMCO's opinion, doing so might assist in achieving the Fund's goals.

     WRIMCO normally invests the Fund's assets according to its investment strategy; however, when WRIMCO believes that a full or partial defensive position is temporarily desirable due to present or anticipated market or economic conditions that are affecting or could affect the value of the securities in the Fund's portfolio, WRIMCO may take certain steps with respect to up to all of International Growth Fund's assets, including, without limitation, the following: (i) invest in either debt securities (including commercial paper or U.S. Government Securities) or preferred stocks or both; or
(ii) invest completely or substantially in U.S. securities. A defensive posture may reduce the Fund's yield.

Asset Strategy Fund

     The goal of Asset Strategy Fund is high total return over the long term. The Fund seeks to achieve this goal by allocating its assets among stocks, bonds and short-term instruments.

     Allocating assets among different types of investments allows Asset Strategy Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds and short-term instruments generally fluctuates based on changes in interest rates and in the credit quality of the issuer.

     WRIMCO regularly reviews Asset Strategy Fund's allocation of assets and makes changes to favor investments that it believes provide the most favorable outlook for achieving the Fund's goal. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO's decisions may not always be advantageous to the Fund.

     Asset Strategy Fund allocates its assets among the following classes, or types, of investments. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income instruments with maturities of more than three years (including adjustable-rate preferred stocks). The short-term class includes all types of short-term instruments with remaining maturities of three years or less. Within each of these classes, Asset Strategy Fund may invest in both domestic and foreign securities.

     Asset Strategy Fund's mix indicates the benchmark for its combination of investments in each class over time. WRIMCO may change the mix within the specified ranges from time to time. The range and approximate percentage of the mix for each asset class are shown below. Some types of investments, such as indexed securities, can fall into more than one asset class.

Mix         Range
---------   ------
Stock
class       0-100%
70%
Bond
class       0-100%
25%
Short-term
class       0-100%
5%

     WRIMCO seeks to balance the investment risks undertaken by Asset Strategy Fund against the higher total returns that may be available by reducing exposure to the stock market during down cycles and allowing a higher allocation in the stock class during periods of strongly positive market performance. The Fund has the ability to take a more defensive posture by increasing its holdings in the bond or short-term class when WRIMCO believes that there exists a potential bear market, prolonged downturn in stock prices or significant loss in value.
In pursuit of Asset Strategy Fund's goal, WRIMCO will not try to pinpoint the precise moment when a major reallocation should be made. Asset shifts among classes may be made gradually over time.

     WRIMCO normally invests the Fund's assets according to its investment strategy; however, as a temporary defensive measure at times when WRIMCO believes that a mix of stocks, bonds and certain short-term instruments does not offer a good investment opportunity, it may temporarily invest up to all of Asset Strategy Fund's assets in (i) money market instruments rated A-1 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Prime 1 by Moody's Investors Service, Inc. ("MIS"), or unrated securities judged by WRIMCO to be of equivalent quality, or (ii) precious metals. S&P and MIS ratings are described in Appendix A. A defensive posture may reduce the Fund's yield.

     Asset Strategy Fund diversifies across investment types more than most mutual funds. No one mutual fund, however, can provide an appropriate balanced investment plan for all investors.

Science and Technology Fund

     The goal of Science and Technology Fund is long-term capital growth. The Fund seeks to achieve this goal by concentrating its investments in science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the utilization or commercial application of scientific or technological discoveries or developments in such areas as aerospace, communications and electronic equipment, computer systems, computer software and services, electronics, electronic media, business machines, office equipment and supplies, biotechnology, medical and hospital supplies and services, medical devices and drugs. Certain risks are associated with science and technology securities, including the impact of governmental regulation and rapid obsolescence of issuers' products or processes.

     Under normal economic and market conditions, Science and Technology Fund will not invest in any securities other than science securities or technology securities if, after such investment, more than 20% of its total assets would be invested in such other securities. The Fund may own common stock, preferred stock, debt securities and convertible securities. At times, as a temporary defensive measure, the Fund may invest up to all of its assets in U.S. Government Securities or other debt securities.

High Income Fund

     The primary goal of High Income Fund is high current income; as a secondary goal, it seeks capital growth when consistent with the primary goal. The Fund attempts to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities. These include corporate bonds and notes, convertible securities and preferred stocks that are rated in the lower rating categories of the established rating services (Baa or lower by MIS or BBB or lower by S&P), or are unrated securities that are, in the opinion of WRIMCO, of similar quality to rated securities in these categories.

     Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested to seek a high level of current income, which securities may include high-yield, high-risk securities. A portion of the Fund's assets may be invested in common stocks; however, the Fund will not purchase any common stocks if, after such purchase, more than 20% of the value of its total assets would be invested in common stocks. This 20% limit includes common stocks acquired on conversion of convertible securities, on exercise of warrants or call options or in any other voluntary manner. The Fund will invest in common stocks in order to attempt to achieve either a combination of its primary and secondary goals, in which case the common stocks will be dividend-paying, or to achieve its secondary goal, in which case the common stocks may not pay dividends. The Fund does not anticipate investing more than 4% of its total assets in non-dividend-paying common stocks.

     When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take any one or more of the following steps with respect to up to all of the assets in the Fund's portfolio: (i) shortening the average maturity of the Fund's debt portfolio; (ii) holding cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit); and (iii) emphasizing higher-rated debt securities if WRIMCO believes that the risk of loss of income and principal may be reduced with a relatively small reduction in yield. A defensive posture may reduce the Fund's yield. As an alternative to taking a temporary defensive position or in order to more quickly participate in anticipated market changes or market conditions, the Fund may invest in options and futures.

Risk Considerations

     There are risks inherent in any investment. Each Fund is subject to varying degrees of market risk, financial risk, and, in some cases, prepayment risk. Market risk is the potential for fluctuations in the price of the security because of market factors. Because of market risk, you should anticipate that the share price of each Fund will fluctuate. Financial risk is based on the financial situation of the issuer. The financial risk of each Fund depends on the credit quality of the underlying securities. Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid prior to its expected maturity date.

     Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. With respect to Asset Strategy Fund, performance will also depend on WRIMCO's skill in allocating assets.

     The Funds may also invest in certain derivative instruments, including options, futures contracts, options on futures contracts, forward contracts, swaps, caps, collars, floors, indexed securities, stripped securities and mortgage-backed and other asset-backed securities. The use of derivative instruments involves special risks. See "Risks of Derivative Instruments" for further information on the risks of investing in these instruments.

Securities and Investment Practices

     The following pages contain more detailed information about types of instruments in which the Funds may invest, and strategies WRIMCO may employ in pursuit of the Funds' goals. A summary of risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques to the full extent permitted by a Fund's investment policies and restrictions unless it believes that doing so will help that Fund achieve its goal.

     Certain of the investment policies and restrictions of each Fund are also stated below. A fundamental policy of a Fund may not be changed without the approval of the shareholders of that Fund. Operating policies may be changed by the Board of Directors without the approval of the affected shareholders. The goal(s) of each Fund are fundamental policies. Unless otherwise indicated, the types of securities and other assets in which a Fund may invest and other policies are operating policies.

     Policies and limitations are typically considered at the time of purchase; the sale of instruments is usually not required in the event of a subsequent change in circumstances.

     Please see the SAI for further information concerning the following instruments and associated risks and the Funds' investment policies and restrictions.

     Equity Securities. Equity securities represent an ownership interest in an issuer. This ownership interest often gives an investor the right to vote on measures affecting the issuer's organization and operations. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Fund (other than Municipal Bond
Fund) invests may include preferred stock that converts to common stock either automatically or after a specified period of time or at the option of the issuer.

     Policies and Restrictions: High Income Fund will not purchase any common stocks if, after such purchase, more than 20% of the value of its total assets would be invested in common stocks.

     Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The debt securities in which a Fund (other than Municipal Bond Fund) invests may include debt securities whose performance is linked to a specified equity security or securities index.

     Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. The values of floating and adjustable-rate debt securities are not as sensitive to changes in interest rates as the values of fixed-rate debt securities. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

     U.S. Government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government ("U.S. Government Securities"). Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     A Fund may invest in zero coupon securities that are "stripped" U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount ("OID"). Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater fluctuations in response to changing interest rates than the prices of debt obligations of comparable maturities that make current distributions of interest in cash.

     The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund will receive no payments on its zero coupon bonds prior to their maturity or disposition, it will have current income attributable to those securities. Nevertheless, for income and excise tax purposes each Fund annually must distribute to its shareholders substantially all of its net investment income, including OID. Accordingly, each Fund will be required to include in its dividends an amount equal to the income attributable to its zero coupon and other OID bonds. See "Taxes" in the SAI. Those dividends will be paid from a Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so.

     Lower-quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. While the market for high-yield, high-risk corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield, high-risk bond market, especially during periods of economic recession. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly-traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by a Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in a Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

     Subject to its investment restrictions, a Fund may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest rating category (such as those rated D by S&P and C by MIS). In addition, Asset Strategy Fund and High Income Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security to be equivalent to securities having that rating. Debt securities rated at least BBB by S&P or Baa by MIS are considered to be investment grade debt securities. Securities rated BBB or Baa may have speculative characteristics. Debt securities rated D by S&P or C by MIS are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed.

     Municipal bonds are issued by a wide range of governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are "general obligation" bonds and "revenue" bonds. In "general obligation" bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. "Revenue" bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

     Industrial development bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately-operated facilities. Their credit quality is generally dependent on the credit standing of the company involved.

     Other municipal obligations include municipal lease obligations of municipal authorities or entities and participations in these obligations (collectively, "lease obligations"). WRIMCO determines liquidity of lease obligations in accordance with guidelines established by the Corporation's Board of Directors. Unrated municipal lease obligations will be considered to be illiquid. In determining the credit quality of unrated municipal lease obligations, one of the factors, among others, to be considered will be the likelihood that the lease will not be canceled. Certain "non-appropriation" lease obligations may present special risks because the municipality's obligation to make future lease or installment payments depends on money being appropriated each year for this purpose.

     Municipal bonds vary widely as to their interest rates, degree of security and maturity. Bonds are selected on the basis of quality, yield and diversification. Factors that affect the yield on municipal bonds include general money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the nature of the issue. Lower-rated bonds usually, but not always, have higher yields than similar but higher rated bonds.

     Policies and Restrictions: As a fundamental policy, at least 80% of Municipal Bond Fund's net assets will be invested during normal market conditions in municipal bonds.

     At least 80% of Municipal Bond Fund's assets will consist of municipal bonds of investment grade.

     Municipal Bond Fund does not intend to invest more than 50% of its assets in industrial development bonds.

     Debt Holdings, by Ratings. During the fiscal year ended March 31, 1997, the percentage of the assets of Asset Strategy Fund invested in debt securities in each of the rating categories of S&P and the corporate debt securities not rated by an established rating service, determined on a dollar-weighted average, were as follows:

        Percentage of
Rated  Assets of Asset
by S&P  Strategy Fund
------ ----------------
AAA          25.9%
AA            5.3
A            18.6
BBB           1.5
BB            7.2
B             3.6
CCC           0.0
CC            0.0
C             0.0
D             0.0
Unrated (equivalent to)
-------
AAA           0.5%
AA            0.0
A             0.3
BBB           0.0
BB            1.0
B             0.0
CCC           0.8
CC            0.0
C             0.0
D             0.0

     The percentage of assets in each category was calculated on the basis of a monthly dollar-weighted average. The monthly dollar-weighted average was calculated using the market value of the securities in Asset Strategy Fund's portfolio at the end of each month in the thirteen-month period ended with its last fiscal year, averaged over its last fiscal year. The rating used for each security is that security's rating as of the end of each month and, as ratings may change over time, does not necessarily indicate past or future ratings of any particular security or the ratings of securities in the Fund's portfolio in general. Asset composition of the Fund by rating categories at any particular time does not necessarily indicate future asset composition by rating categories.

     Preferred Stock is also rated by S&P and MIS, as described in Appendix A to the SAI. The Funds (other than Municipal Bond Fund) may invest in preferred stock rated in any rating category by an established rating service and unrated preferred stock judged by WRIMCO to be of equivalent quality.

     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

     Policies and Restrictions: At least 65% of the total assets of Limited-Term Bond Fund will be invested during normal market conditions in bonds.

     At least 65% of the total assets of Municipal Bond Fund will be invested during normal market conditions in bonds exclusive of other municipal debt obligations. Up to 10% of Municipal Bond Fund's assets may be invested in debt securities other than municipal bonds ("taxable obligations").

     High Income Fund may invest in debt securities rated in any category by the established rating services or determined by WRIMCO to be of equivalent quality. At least 65% of the total assets of High Income Fund will be invested during normal market conditions to seek a high level of current income.

     Limited-Term Bond Fund does not intend to invest more than 50% of its assets in securities rated in the lowest tier of investment grade debt securities (those rated BBB by S&P or Baa by MIS).

     Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund and Science and Technology Fund may not invest in non-investment grade debt securities if as a result of such investment more than 5% of that Fund's assets would consist of such investments.

     Asset Strategy Fund may not invest more than 35% of its total assets in debt securities rated below BBB by S&P or Baa by MIS and unrated securities judged by WRIMCO to be of equivalent quality.

     Money Market Instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government Securities, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits, and other financial institution obligations. These instruments may carry fixed or variable interest rates.

     Policies and Restrictions: Asset Strategy Fund does not currently intend to invest in money-market instruments rated below the highest rating category by S&P or MIS, or judged by WRIMCO to be of equivalent quality; provided, however, that the Fund may invest in money-market instruments rated below the highest rating category by S&P or MIS if such instrument is subject to a letter of credit or similar unconditional credit enhancement which is rated A-1 by S&P or Prime 1 by MIS.

     Foreign Securities and foreign currencies can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     Policies and Restrictions: Subject to the limitations set forth below, International Growth Fund, Total Return Fund and Growth Fund may purchase foreign securities only if they are (i) listed or admitted to trading on a domestic or foreign securities exchange or quoted on an automated quotations system, with the exception of warrants, rights or restricted securities, which need not be so listed or admitted, or (ii) represented by American Depositary Receipts (receipts issued against securities of foreign issuers deposited or to be deposited with an American depository) so listed or admitted on a domestic securities exchange or traded in the U.S. over-the-counter ("OTC") market, or
(iii) issued or guaranteed by any foreign government or any subdivision, agency or instrumentality thereof.

     Normally at least 80% of International Growth Fund's assets will be invested in foreign securities. Under normal market conditions, International Growth Fund will have at least 65% of its assets invested in at least three different countries outside the United States. International Growth Fund may not purchase a foreign security if as a result more than 75% of its assets would be invested in securities of any one foreign country. International Growth Fund will not invest more than 25% of its total assets in the securities issued by the government of any one foreign country.

     Under normal market conditions, Asset Strategy Fund intends to limit its investments in foreign securities to no more than 50% of total assets. Asset Strategy Fund currently intends to limit its investments in obligations of any single foreign government to less than 25% of its total assets.

     Total Return Fund and Growth Fund may invest up to 10% of their respective assets in foreign securities.

     Science and Technology Fund may not invest more than 20% of its net assets in foreign securities. High Income Fund may purchase an unlimited amount of foreign securities. High Income Fund will not invest more than 25% of its total assets in securities issued by the government of any one foreign country.

     Limited-Term Bond Fund and Municipal Bond Fund may not invest in foreign securities.

     Options, Futures and Other Strategies. A Fund may use certain options, futures contracts, forward currency contracts, swaps, caps, collars, floors, indexed securities, mortgage-backed and other asset-backed securities and certain other strategies described herein to attempt to enhance income or yield or to attempt to reduce the risk of its investments. The strategies described below may be used in an attempt to manage a Fund's foreign currency exposure as well as other risks of a Fund's investments that can affect fluctuation in its net asset value. A Fund may also use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values.

     A Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. A Fund might not use any of these strategies, and there can be no assurance that any strategy that is used will succeed. The risks associated with such strategies are described below. Also see the SAI for more information on these instruments and strategies and their risk considerations.

     Policies and Restrictions: Subject to the further limitations stated in the SAI, generally a Fund may purchase and sell any type of derivative instrument (including, without limitation, futures contracts, options, forward contracts, swaps, caps, collars, floors and (except for Municipal Bond Fund) indexed securities). However, a Fund will only purchase or sell a particular derivative instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the derivative instrument is primarily measured or, with respect to foreign currency derivatives, if the Fund is authorized to invest in foreign securities.

     Options. A Fund may engage in certain strategies involving options to attempt to enhance its income or yield or to attempt to reduce the overall risk of its investments. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the
agreed-upon exercise price during the option period.   Purchasers of options pay
an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     Options offer large amounts of leverage, which will result in a Fund's net asset value being more sensitive to changes in the value of the related investment. There is no assurance that a liquid secondary market will exist for exchange-listed options. The market for options that are not listed on an exchange may be less active than the market for exchange-listed options. A Fund will be able to close a position in an option it has written only if there is a market for the offsetting put or call. If a Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities, or cash in the case of an option on an index, subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into or the option expires. Because index options are settled in cash, a Fund cannot provide in advance for its potential settlement obligations on a call it has written on an index by holding the underlying securities. The Fund bears the risk that the value of the securities it holds will vary from the value of the index.

     Futures Contracts and Options on Futures Contracts. When a Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. When a Fund sells a futures contract, it incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed-upon price.

     When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put).

     Forward Currency Contracts and Foreign Currencies. Each Fund (other than Limited-Term Bond Fund and Municipal Bond Fund) may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and a foreign currency. For example, when WRIMCO anticipates purchasing or selling a security denominated in a foreign currency, a Fund may enter into a forward currency contract in order to set the exchange rate at which the transaction will be made. A Fund also may enter into a forward currency contract to sell an amount of a foreign currency approximating the value of some or all of the Fund's securities positions denominated in such currency. Each of these Funds may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if WRIMCO anticipates that there will be a correlation between the two currencies.

     Each of these Funds may also use forward currency contracts to shift the Fund's exposure to foreign currency exchange rate changes from one foreign currency to another. For example, if a Fund owns securities denominated in a foreign currency and WRIMCO believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the Fund's exposure to foreign currency exchange rate fluctuations. Each of these Funds may also purchase forward currency contracts to enhance income when WRIMCO anticipates that the foreign currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities.

     Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

     Each Fund (other than Limited-Term Bond Fund and Municipal Bond Fund) may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

     Indexed Securities. Each Fund (other than Municipal Bond Fund) may purchase indexed securities, which are securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.

     Swaps, Caps, Collars and Floors. A Fund may enter into swaps, caps, collars and floors as described below. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date or to attempt to enhance income or yield.

     Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling such floor. An interest rate collar combines elements of buying a cap and selling a floor.

     Depending on how they are used, the swap, cap, collar and floor agreements used by a Fund may also increase or decrease the overall volatility of its investments and its share price and yield. The most significant factor in the performance of these agreements is the change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund.

     A Fund usually will enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If, however, an agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. The creditworthiness of firms with which a Fund enters into swaps, caps, collars or floors will be monitored by WRIMCO in accordance with procedures adopted by the Board of Directors. If a firm's creditworthiness declines, the value of an agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The Funds understand that the position of the staff of the Securities and Exchange Commission is that assets involved in such transactions are illiquid securities and are, therefore, subject to the limitations on investment in illiquid securities as described in the SAI.

     Mortgage-Backed and Other Asset-Backed Securities are bonds backed by specific types of assets. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. Government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae, Freddie Mac or other government-sponsored enterprises. Other mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators.

     Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this Prospectus as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government guaranteed or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

     When interest rates decline and homeowners refinance their mortgages, mortgage-backed bonds may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

     Other asset-backed securities are similar to mortgage-backed securities, except that the underlying assets securing the debt are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.

     The yield characteristics of mortgage-backed and other asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed and other asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security.

     The market for privately issued mortgage-backed and other asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Policies and Restrictions: Each Fund may invest in mortgage-backed, asset-backed and stripped securities as long as WRIMCO determines that it is consistent with the Fund's goal(s) and investment policies.

     Municipal Bond Fund may only purchase mortgage-backed securities issued by government entities.

     Risks of Derivative Instruments. The use of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, collars and floors, and the investment in indexed securities, stripped securities and mortgage-backed and other asset-backed securities, involve special risks, including (i) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction,
(ii) possible lack of a liquid secondary market for any particular instrument at a particular time, (iii) the need for additional portfolio management skills and techniques, (iv) losses due to unanticipated market price movements, (v) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in investments involved in the transaction, (vi) incorrect forecasts by WRIMCO concerning interest or currency exchange rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective, (vii) loss of premiums paid by a Fund on options it purchases, and (viii) the possible inability of a Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with such transactions and the possible inability of a Fund to close out or liquidate its position.

     For a hedging strategy to be completely effective, the price change of the hedging instrument must equal the price change of the investment being hedged. The risk of imperfect correlation of these price changes increases as the composition of a Fund's portfolio diverges from instruments underlying a hedging instrument. Such equal price changes are not always possible because the investment underlying the hedging instruments may not be the same investment that is being hedged. WRIMCO will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation.

     WRIMCO may use derivative instruments for hedging purposes to adjust the risk characteristics of a Fund's portfolio of investments and may use these instruments to adjust the return characteristics of a Fund's portfolio of investments. The use of derivative techniques for speculative purposes can increase investment risk. If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that a Fund has entered into.

     The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest or currency exchange rate or stock market movements or the time span within which the movements take place.

     Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences.

     New financial products and risk management techniques continue to be developed. Each Fund may use these instruments and techniques to the extent consistent with its goal, investment policies and regulatory requirements applicable to investment companies.

     When-Issued and Delayed-Delivery Transactions are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect a Fund's yield.

     When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. When a Fund sells a security on a delayed-delivery basis, a Fund does not participate in further gains or losses with respect to the security.
If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Policies and Restrictions: Only International Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, Asset Strategy Fund, Science and Technology Fund and High Income Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis.

     Asset Strategy Fund, Municipal Bond Fund and Limited-Term Bond Fund do not currently intend to invest more than 5% of their respective total assets in when-issued and delayed-delivery transactions.

     Repurchase Agreements. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

     Restricted Securities and Illiquid Investments. Restricted securities are securities that are subject to legal or contractual restrictions on resale. Restricted securities may be illiquid due to restrictions on their resale. Certain restricted securities may be determined to be liquid in accordance with guidelines adopted by the Corporation's Board of Directors.

     Illiquid investments may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to a Fund.

     Policies and Restrictions: Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, Science and Technology Fund and High Income Fund each may not invest more than 10% of its net assets in illiquid investments. Asset Strategy Fund may not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

     Diversification. Diversifying a Fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.

     Policies and Restrictions: As a fundamental policy, no Fund may invest in a security if, as a result, it would own more than 10% of the outstanding voting securities of an issuer, or if more than 5% of the Fund's total assets would be invested in securities of that issuer, provided that U.S. Government Securities are not subject to this limitation and up to 25% of the Fund's total assets may be invested without regard to these restrictions.

     As a fundamental policy, no Fund, other than Science and Technology Fund, may buy a security if, as a result, 25% or more of the Fund's total assets would then be invested in securities of issuers having their principal business activities in the same industry, except for municipal bonds (other than industrial development bonds) and U.S. Government Securities.

     Municipal Bond Fund will have less than 25% of its assets in securities of issuers located in any single state.

     Borrowing. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

     Policies and Restrictions: As a fundamental policy, Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, Science and Technology Fund and High Income Fund may borrow money from banks for temporary, extraordinary or emergency purposes but only up to 5% of their respective assets. Borrowing for temporary measures may include borrowing to cover redemptions or settlements of securities transactions.

     Asset Strategy Fund may borrow from banks. As a fundamental policy, Asset Strategy Fund may borrow only for emergency or extraordinary purposes, but not in an amount exceeding 33 1/3% of its total assets.

     Lending. Securities loans may be made on a short-term or long-term basis for the purpose of increasing a Fund's income. This practice could result in a loss or a delay in recovering a Fund's securities. Loans will be made only to parties deemed by WRIMCO to be creditworthy.

     Policies and Restrictions: No more than 10% of the respective assets of Total Return Fund, Growth Fund, International Growth Fund, Science and Technology Fund or High Income Fund or 30% of the assets of Limited-Term Bond Fund, may be loaned at any one time. As a fundamental policy, Asset Strategy Fund may not lend more than 10% of its total assets at one time. As a fundamental policy, Municipal Bond Fund may not lend its securities.

     Precious Metals. The ability of Asset Strategy Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to a general decline.

     Precious metals prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to the Fund from such investments will be gains realized on sales; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. Asset Strategy Fund's direct investment in precious metals may be limited by tax considerations. See "Taxes" in the SAI.

     Other Instruments may include securities of closed-end investment companies. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

     Policies and Restrictions: As a fundamental policy, Municipal Bond Fund may not purchase warrants.

     No Fund (other than Growth Fund, Science and Technology Fund and High Income Fund) may invest more than 5% of its assets taken at market value at the time of investment in companies, including predecessors, with less than three years continuous operation. This restriction does not apply to U.S. Government Securities or obligations issued or guaranteed by a state or local government authority, or its agencies or instrumentalities, or to CMOs, other mortgage-related securities, asset-backed securities, indexed securities or over-the-counter derivative financial instruments.

     As a fundamental policy, Total Return Fund, Growth Fund, International Growth Fund, Science and Technology Fund and High Income Fund may buy shares of other investment companies that do not redeem their shares only if they do so in a regular transaction in the open market and in compliance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Each of these Funds may purchase such securities if, as a result of such purchase, no more than 10% of its total assets are invested in such securities. Science and Technology Fund and High Income Fund do not currently intend to invest more than 5% of their respective assets in the shares of other investment companies.
Asset Strategy Fund does not currently intend to purchase securities of other investment companies that do not redeem their shares except in the open market where no commission except the ordinary broker's commission is paid and if, as a result of such purchase, not more than 10% of its total assets are invested in such securities.

About Your Account

     Class Y shares are designed for institutional investors. Class Y shares are available for purchase by:

  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401, including 401(k) plans, of the Code, when an unaffiliated third party provides certain administrative, distribution, and/or other support services to the plan and the plan holds the shares in an omnibus account on the Fund's records;

  banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services; and

  government entities or authorities and corporations and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services where the investment is $1 million.

Buying Shares

     You may buy shares of each of the Funds through Waddell & Reed, Inc. and its account representatives. To open your account you must complete and sign an application. Your Waddell & Reed account representative can help you with any questions you might have.

     The price to buy a share of a Fund, called net asset value ("NAV"), is calculated every business day. The Funds' Class Y shares are sold without a sales charge.

     To purchase by wire, you must first obtain an account number by calling 1-800-366-2520, then mail a completed application to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

     To purchase by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     A Fund's Class Y NAV is the value of a single Class Y share of that Fund. A Fund's Class Y NAV is computed by adding, with respect to that class, the value of that Fund's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of Class Y shares outstanding.

     The securities in a Fund's portfolio that are listed or traded on an exchange are valued primarily using market quotations or, if market quotations are not available, at their fair value in a manner determined in good faith by or at the direction of the Board of Directors. Bonds are generally valued according to prices provided by a third-party pricing service. Short-term debt securities are valued at amortized cost, which approximates market value. Other assets are valued at their fair value by or at the direction of the Board of Directors.

     The Funds are open for business each day the New York Stock Exchange (the "NYSE") is open. Each Fund normally calculates its net asset value as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option or future held by the Fund is traded.

     Certain of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on customary U.S. national business holidays when the NYSE is closed. Consequently, the NAV of such Fund shares may be significantly affected on days when the Funds do not price their shares and when you have no access to the Funds.

     When you place an order to buy shares, your order will be processed at the next NAV calculated after your order is received and accepted. Note the following:

  Orders are accepted only at the home office of Waddell & Reed, Inc.
  All of your purchases must be made in U.S. dollars.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another Fund, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.
  The Funds do not issue certificates representing Class Y shares of a Fund.

     When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

     Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Corporation reserve the right to discontinue offering shares of the Funds for purchase.

Minimum Investments

To Open an Account

For a government entity or authority or for a corporation:
           $10 million
               (within
                 first
                twelve
               months)

For other
investors:  Any amount

Adding to Your Account

     You may make additional investments of any amount at any time.

     To add to your account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

     To add to your account by mail: Make your check payable to Waddell & Reed, Inc. Mail the check along with a letter stating your account number, the account registration, and that you wish to purchase Class Y shares of the Fund to:

Waddell & Reed, Inc.
P.O. Box 29217
Shawnee Mission,
Kansas 66201-9217

Selling Shares

     You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares.

     The redemption price (price to sell one Class Y share) is the Fund's Class Y NAV.

     To sell shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 1-800-366-5465 or fax your request to 913-236-5044 and give your instructions to redeem shares and make payment by wire to your pre-designated bank account or by check to you at the address on the account.

     To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed account representative, or write a letter of instruction with:

  the name on the account registration;
  the Fund's name;
  the Fund account number;
  the dollar amount or number of shares to be redeemed; and any other applicable requirements listed in the table below.

     Deliver the form or your letter to your Waddell & Reed account representative, or mail it to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

     Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

                    Special Requirements for Selling Shares

  Account Type         Special Requirements
Retirement       The written instructions must
Account          be signed by a properly
                 authorized person.
Trust            The trustee must sign the
                 written instructions
                 indicating capacity as
                 trustee.  If the trustee's
                 name is not in the account
                 registration, provide a
                 currently certified copy of
                 the trust document.
Business or      At least one person authorized
Organization     by corporate resolution to act
                 on the account must sign the
                 written instructions.

     When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at its home office. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Corporation may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Corporation telephone or written assurance, satisfactory to the Corporation, that the check has cleared and been honored. If no such assurance is given, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Corporation is able to verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission. Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

     The Corporation reserves the right to require a signature guarantee on certain redemption requests. This requirement is designed to protect you and Waddell & Reed from fraud. The Corporation may require a signature guarantee in certain situations, such as:

  the request for redemption is made by a corporation, partnership or fiduciary;
  the request for redemption is made by someone other than the owner of record; or the check is being made payable to someone other than the owner of record.

     The Corporation will accept a signature guarantee from a national bank, a federally chartered savings and loan or a member firm of a national stock exchange or other eligible guarantor in accordance with procedures of the Corporation's transfer agent. A notary public cannot provide a signature guarantee.

     The Corporation reserves the right to redeem at NAV all Class Y shares of a Fund owned or held by you having an aggregate NAV of less than $500. The Corporation will give you notice of its intention to redeem your shares and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares of that Fund to $500.

Telephone Transactions

     The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

     Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

     Your local Waddell & Reed account representative is available to provide personal service. Additionally, the Waddell & Reed Customer Services staff is available to respond promptly to your inquiries and requests.

Reports

     Statements and reports sent to you include the following:

  confirmation statements (after every purchase, exchange, transfer or redemption) year-to-date statements (quarterly) annual and semiannual reports (every six months)

     To reduce expenses, only one copy of most annual and semiannual reports will be mailed to your household, even if you have more than one account with the Funds. Call the telephone number listed on the inside back cover if you need copies of annual or semiannual reports or historical account information.

Exchanges

     You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund.

     Exchanges may only be made into Funds which are legally registered for sale in the state of residence of the investor. Note that exchanges out of the Funds may have tax consequences for you. Before exchanging into a Fund, read its prospectus.

     The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Distributions and Taxes

Distributions

     Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year. Ordinarily, dividends are distributed from a Fund's net investment income, which includes accrued interest, earned OID, dividends and other income earned on portfolio assets less expenses, at the following times: Total Return Fund, Growth Fund, International Growth Fund and Science and Technology Fund, annually in December; Asset Strategy Fund, quarterly in March, June, September and December; and Limited-Term Bond Fund, Municipal Bond Fund and High Income Fund, declared daily and paid monthly. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed in December. Each Fund may make additional distributions if necessary to avoid Federal income or excise taxes on certain undistributed income and capital gains.

     Distribution Options. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers three options:

1. Share Payment Option. Your dividend and capital gains and other distributions will be automatically paid in additional Class Y shares of the distributing Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions will be automatically paid in additional Class Y shares of the distributing Fund, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gains and other distributions.

     For retirement accounts, all distributions are automatically paid in additional Class Y shares of the distributing Fund.

Taxes

     Science and Technology Fund and High Income Fund intend, and each of the other Funds intends to continue, to qualify for treatment as a regulated investment company under the Code, so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are distributed to its shareholders. In addition, Municipal Bond Fund intends to continue to qualify to pay "exempt-interest" dividends, which requires, among other things, that at the close of each calendar quarter at least 50% of the value of its total assets must consist of obligations the interest on which is excludable from gross income under section 103(a) of the Code.

     There are certain tax requirements that the Funds must follow in order to avoid Federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment activity in some types of instruments.

     As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

     Taxes on distributions. Dividends from a Fund's investment company taxable income generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions by Municipal Bond Fund that are designated by it as exempt-interest dividends generally may be excluded by you from your gross income. Distributions of a Fund's realized net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

     A portion of the dividends paid by Total Return Fund, Growth Fund, Asset Strategy Fund, International Growth Fund and/or Science and Technology Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject
indirectly to the alternative minimum tax ("AMT").   No part of the dividends
paid by Limited-Term Bond Fund, Municipal Bond Fund and High Income Fund is expected to be eligible for this deduction.

     Exempt-interest dividends paid by Municipal Bond Fund may be subject to income taxation under state and local tax laws. In addition, a portion of those dividends is expected to be attributable to interest on certain bonds that must be treated by you as a "tax preference item" for purposes of calculating your liability, if any, for the AMT; that Fund anticipates such portion will be not more than 40% of the dividends it will pay to its shareholders. Municipal Bond Fund will provide you with information concerning the amount of distributions subject to the AMT after the end of each calendar year. Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in that Fund.

     Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

     Withholding. Each Fund is required to withhold 31% of all taxable dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.

     Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares. An exchange of shares of one Fund for shares of any other Fund generally will have similar tax consequences. In addition, if you purchase shares of a Fund within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly-purchased shares.

     Interest on indebtedness incurred or continued to purchase or carry shares of Municipal Bond Fund will not be deductible for Federal income tax purposes to the extent that Fund's distributions consist of exempt-interest dividends. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds.
If such a proposal were enacted, the availability of municipal bonds for investment by that Fund and the value of its portfolio would be affected. In that event, that Fund may decide to reevaluate its investment goal and policies.

     State income taxes. The portion of the dividends paid by Limited-Term Bond Fund (and, to a lesser extent, the other Funds) attributable to the interest earned on its U.S. Government Securities generally are not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the disposition of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.

     The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Funds and their shareholders. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

About the Management and Expenses of the Funds

     Waddell & Reed Funds, Inc. is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, Waddell & Reed Funds, Inc. is an open-end, diversified management investment company organized as a corporation under Maryland law on January 29, 1992.

     The Corporation is governed by a Board of Directors, which has overall responsibility for the management of its affairs. The majority of directors are not affiliated with Waddell & Reed, Inc.

     The Corporation has eight series of shares (the "Funds"), each of which operates as a separate mutual fund with separate assets and liabilities. Each Fund is a diversified fund. An investor in one of the Funds has an interest only in that Fund.

     Each Fund has two classes of shares. In addition to the Class Y shares offered by this Prospectus, the Corporation has issued and outstanding Class B shares which are offered by Waddell & Reed, Inc. through a separate prospectus. Class B shares are not subject to a sales charge on purchases but are subject to a contingent deferred sales charge if redeemed within a certain period of time. Class B shares are subject to a Rule 12b-1 fee at an annual rate of up to 1% of the Fund's average net assets attributable to Class B shares and may have other expenses that differ in amount from those of the Class Y shares. Additional information about Class B shares may be obtained by calling or writing to Waddell & Reed, Inc. at the telephone number or address on the inside back cover of this Prospectus.

     The Corporation does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by a Fund of a request in writing signed by shareholders holding not less than 10% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws of the Corporation are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Corporation, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the outstanding shares.

     Each share (regardless of class) has one vote. All shares of a Fund (and classes thereof) vote together as a single class, except as to any matter for which a separate vote of any Fund or class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular Fund or class, in which case only the shareholders of the affected Fund or class is entitled to vote, each as a separate class. Shares are fully paid and nonassessable when purchased.

WRIMCO and Its Affiliates

     The Funds are managed by WRIMCO, subject to the authority of the Corporation's Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

     Russell E. Thompson and James D. Wineland are primarily responsible for the day-to-day management of the portfolio of Total Return Fund. Mr. Thompson has held his Fund responsibilities since September 1992. He is Senior Vice President of WRIMCO and Senior Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO. He is Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Thompson has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since January 1976 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since March 1971.

     Mr. Wineland has held his Fund responsibilities since July 1, 1997. He is Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Wineland has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since January 1988 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since November 1984.

     Mark G. Seferovich is primarily responsible for the day-to-day management of the portfolio of Growth Fund. Mr. Seferovich has held his Fund responsibilities since September 1992. He is Vice President of WRIMCO, Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO, Vice President of the Corporation and Vice President of another investment company for which WRIMCO serves as investment manager. Mr. Seferovich has served as the portfolio manager of investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since February 1989 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since February 1989.

     W. Patrick Sterner is primarily responsible for the day-to-day management of the portfolio of Limited-Term Bond Fund. Mr. Sterner has held his Fund responsibilities since September 1992. He is Vice President of WRIMCO and Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO. He is also Vice President of the Corporation and Vice President of another investment company for which WRIMCO serves as investment manager. He has been an employee of WRIMCO since August 1992. Mr. Sterner was Chief Investment Officer of The Merchants Bank from 1985 through August 1992.

     John M. Holliday is primarily responsible for the day-to-day management of the portfolio of Municipal Bond Fund. Mr. Holliday has held his Fund responsibilities since September 1992. He is Senior Vice President of WRIMCO and Senior Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO. He is Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager.
Mr. Holliday has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since August 1979 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since April 1978.

     Thomas A. Mengel is primarily responsible for the day-to-day management of the portfolio of International Growth Fund. Mr. Mengel has held his Fund responsibilities since May 1, 1996. Mr. Mengel is Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From 1993 to 1996, Mr. Mengel was the President of Sal. Oppenheim jr. & Cie. Securities, Inc.; from 1992 to 1993, Mr. Mengel was a Vice President at Hauck and Hope Securities

     Michael L. Avery is primarily responsible for the day-to-day management of the equity portion of the portfolio of Asset Strategy Fund. Mr. Avery has held his Fund responsibilities since January 1997. He is Senior Vice President of WRIMCO, Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Avery has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since February 1, 1994, has served as the director of research of Waddell & Reed, Inc. and its successor, WRIMCO, since August 1987, and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since June 1981.

     Daniel J. Vrabac is primarily responsible for the day-to-day management of the fixed-income portion of the portfolio of Asset Strategy Fund. Mr. Vrabac has held his Fund responsibilities since January 1997. He is Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Vrabac has served as an investment analyst with WRIMCO since May 1994, and was a Vice President of Kansas City Life Insurance Company from May 1983 to May 1994.

     Abel Garcia is primarily responsible for the day-to-day management of the portfolio of Science and Technology Fund. Mr. Garcia has held his Fund responsibilities since July 31, 1997. He is Vice President of WRIMCO, Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO, Vice President of the Corporation, and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Garcia has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since August 1983.

     Louise D. Rieke is primarily responsible for the day-to-day management of the portfolio of High Income Fund. Ms. Rieke has held her Fund responsibilities since July 31, 1997. She is Vice President of WRIMCO and Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO. She is Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. Ms. Rieke has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since January 1990 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since May 1971.

     Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Funds' investments.

     Waddell & Reed, Inc. serves as the principal underwriter and sole distributor of the Corporation's shares. Waddell & Reed, Inc. also serves as underwriter for each of the funds in the United Group of Mutual Funds and acts as the principal underwriter and distributor for variable life insurance and variable annuity policies issued by United Investors Life Insurance Company for which TMK/United Funds, Inc. is the underlying investment vehicle.

     Waddell & Reed Services Company acts as transfer agent ("Shareholder Servicing Agent") for the Corporation and processes the payments of dividends to shareholders. Waddell & Reed Services Company also acts as agent ("Accounting Services Agent") in providing bookkeeping and accounting services and assistance to the Corporation and pricing daily the value of shares of the Funds.

     WRIMCO and Waddell & Reed Services Company are subsidiaries of Waddell & Reed, Inc. Waddell & Reed, Inc. is a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company, and an indirect subsidiary of United Investors Management Company, a holding company, and Torchmark Corporation, a holding company.

     WRIMCO places transactions for the portfolio of each Fund and in doing so may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to best execution. For further information concerning Fund portfolio transactions, please see "Portfolio Transactions and Brokerage" in the SAI.

Breakdown of Expenses

     Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in the share price or dividends of that Fund; they are neither billed directly to shareholders nor deducted from shareholder accounts.

     Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained below.

Management Fee

The management fee is computed on each Fund's net asset value as of the close of business each day at an annual rate as follows:

                 Annual
Fund              Rate
----             ------
Total Return
  Fund            0.71%
Growth Fund       0.81%
Limited-Term
  Bond Fund       0.56%
Municipal Bond
  Fund            0.56%
International
  Growth Fund     0.81%
Asset Strategy
  Fund            0.81%
Science and Technology
  Fund            0.71%
High Income
  Fund            0.66%

     The management fee is accrued and paid to WRIMCO daily. The management fee for Growth Fund, International Growth Fund and Asset Strategy Fund is higher than that of most funds.

     For the fiscal year ended March 31, 1997, management fees for each Fund then in existence as a percentage of each such Fund's net assets were as follows:

               Management
Fund              Fee
----              ---
Total Return
Fund             0.71%

Growth Fund      0.81%

Limited-Term
Bond Fund        0.56%

Municipal
Bond Fund        0.56%

International
Growth Fund      0.80%

Asset Strategy
Fund             0.76%

Other Expenses

     While the management fee is a significant component of each Fund's annual operating costs, each Fund has other expenses as well.

     Each Fund pays the Accounting Services Agent a monthly fee based on the average net assets of the Fund for accounting services. With respect to its Class Y shares, each Fund pays the Shareholder Servicing Agent a monthly fee based on the average daily net assets of the class for the preceding month.

     Each Fund also pays other expenses, such as fees and expenses of certain directors, audit and outside legal fees, costs of materials sent to shareholders, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by a Fund under Federal or other securities laws and to the Investment Company Institute, and extraordinary expenses including litigation and indemnification relative to litigation.

     The Funds may have a high portfolio turnover. See the Financial Highlights Table for past turnover rates of Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund and Asset Strategy Fund. Science and Technology Fund and High Income Fund cannot precisely predict what their respective portfolio turnover rates will be; however, it is anticipated that the annual turnover rate for each of these Funds will not exceed 100%. International Growth Fund's ability to invest all or a substantial amount of its assets in foreign securities may result in a higher turnover rate and higher commission costs. A high turnover rate will increase a Fund's transaction costs and commission costs and could generate taxable income or loss.

Distribution

     The Corporation, pursuant to Rule 12b-1 of the 1940 Act and as authorized under a Distribution and Service Plan (the "Plan"), may finance the distribution of the Class Y shares of the Funds and/or the service and maintenance of Class Y shareholder accounts.

     The Plan provides that the Corporation, with respect to each Fund, may compensate the Distributor in an amount calculated and payable daily up to 0.25% of the Fund's average net assets of its Class Y shares. There are two parts to this fee: all or a portion of the fee may be paid to the Distributor for distribution services and distribution expenses including commissions paid by the Distributor to its account representatives and account managers (the "distribution fee") with respect to a particular Fund's Class Y shares; and all or a portion of the fee may be paid to the Distributor to finance the provision of certain personal services by the Distributor and Waddell & Reed Services Company to Class Y shareholders and the provision of services to maintain Class Y shareholder accounts (the "service fee"). However, the total amount of the distribution fee and service fee paid by a Fund pursuant to the Plan will not exceed, on an annual basis, 0.25% of the average net assets of that Fund's Class Y shares.

                                   APPENDIX A

     The following are descriptions of some of the ratings of securities which the Corporation may use. The Corporation may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

                          DESCRIPTION OF BOND RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. A Standard & Poor's ("S&P") corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service ("MIS") rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     Description of Preferred Stock Ratings

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

1. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.   Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

     BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C -- A preferred stock rated C is a non-paying issue.

     D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Moody's Investors Service, Inc. Because of the fundamental differences between preferred stocks and bonds, a variation of MIS familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     Note: MIS applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Preferred stock rating symbols and their definitions are as follows:

     aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                          DESCRIPTION OF NOTE RATINGS

     Standard and Poor's, a division of The McGraw-Hill Companies, Inc. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

   --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note). --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

     The note rating symbols and definitions are as follows:

     SP-1 Strong capacity to pay principal and interest.  Issues determined to possess very strong characteristics are given a plus (+) designation. SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     SP-3 Speculative capacity to pay principal and interest.

     Moody's Investors Service, Inc. MIS Short-Term Loan Ratings -- MIS ratings for state and municipal short-term obligations will be designated MIS Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

     MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     Moody's Investors Service, Inc. commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. MIS employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) lending market positions in well established industries; (2) high rates of return on Funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

Waddell & Reed Funds, Inc.

Custodian                     Underwriter
  UMB Bank, n.a.                Waddell & Reed, Inc.
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Legal Counsel                   Shawnee Mission, Kansas
  Kirkpatrick & Lockhart LLP       66201-9217
  1800 Massachusetts Avenue, N. W.      (913) 236-2000
  Washington, D. C.  20036      (800) 366-5465

Independent Accountants       Shareholder Servicing Agent
  Deloitte & Touche LLP         Waddell & Reed
  1010 Grand Avenue                Services Company
  Kansas City, Missouri         6300 Lamar Avenue
     64106-2232                 P. O. Box 29217
                                Shawnee Mission, Kansas
Investment Manager                 66201-9217
  Waddell & Reed Investment     (913) 236-2000
     Management Company         (800) 366-5465
  6300 Lamar Avenue
  P. O. Box 29217             Accounting Services Agent
  Shawnee Mission, Kansas       Waddell & Reed
     66201-9217                    Services Company
  (913) 236-2000                6300 Lamar Avenue
  (800) 366-5465                P. O. Box 29217
                                Shawnee Mission, Kansas
                                    66201-9217
                                (913) 236-2000
                                (800) 366-5465


Our INTERNET address is:
  http://www.waddell.com

Waddell & Reed Funds, Inc.
Class Y Shares
PROSPECTUS
July 31, 1997

Waddell & Reed Funds, Inc.
  Total Return Fund
  Growth Fund
  Limited-Term Bond Fund
  Municipal Bond Fund
  International Growth Fund
  Asset Strategy Fund
  Science and Technology Fund
  High Income Fund

























WRP4000-Y(7-97)

printed on recycled paper

                           WADDELL & REED FUNDS, INC.

                               6300 Lamar Avenue

                                P. O. Box 29217

                      Shawnee Mission, Kansas  66201-9217

                                 (913) 236-2000

                                 July 31, 1997



                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with a prospectus (the "Prospectus") for the Class B shares or the Class Y shares, as applicable, of Waddell & Reed Funds, Inc. (the "Corporation") dated July 31, 1997, which may be obtained from the Corporation or its principal underwriter and distributor, Waddell & Reed, Inc., at the address or telephone number shown above.


                               TABLE OF CONTENTS

     Performance Information ..........................    2

     Goals and Investment Policies ....................    6

     Investment Management and Other Services .........   44

     Purchase, Redemption and Pricing of Shares .......   50

     Directors and Officers ...........................   58

     Payments to Shareholders .........................   66

     Taxes ............................................   67

     Portfolio Transactions and Brokerage .............   73

     Other Information ................................   77

     Financial Statements .............................   79

                            PERFORMANCE INFORMATION

     Waddell & Reed, Inc., the Corporation's principal underwriter and distributor (the "Distributor"), or the Corporation may, from time to time, publish for one or more of the eight Funds (each a "Fund" and collectively the "Funds") total return information, yield information and/or performance rankings in advertisements and sales materials.

Total Return

     An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Total return is calculated by assuming an initial $1,000 investment. Class B shares redeemed during the first four years after their purchase may be subject to a contingent deferred sales charge (the "deferred sales charge") in a maximum amount equal to 3%. See "Purchase, Redemption and Pricing of Shares." The average annual total return quotations for Class B shares reflect the imposition of the maximum applicable deferred sales charge. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class B shares. The formula used to calculate the average annual total return for a particular class of the Funds is:

                n
        P(1 + T)  = ERV

       Where :  P = $1,000 initial payment
                T = Average annual total return
                n = Number of years
              ERV = Ending redeemable value of the $1,000 investment for the periods shown.

     Non-standardized performance information may also be presented that may not reflect the deferred sales charge.

     The average annual total return quotations for Class B shares of each Fund with the maximum deferred sales charge deducted as of March 31, 1997, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                      One Year Period  Period from
                        From 4-1-96    9-21-92* to
                         to 3-31-97      3-31-97
                      ---------------  -----------

Total Return Fund            8.93%         14.39%
Growth Fund                -13.57%         16.59%
Limited-Term Bond Fund       0.55%          3.84%
Municipal Bond Fund          2.32%          6.02%
International Growth Fund   21.85%          7.41%
Asset Strategy Fund         -3.73%          0.09%**

 *Date of initial public offering
**For the period from April 20, 1995, the date of initial public offering, to March 31, 1997.

     High Income Fund and Science and Technology Fund did not commence operations prior to March 31, 1997.

     The average annual total return quotations for the Class B shares of each fund without the maximum deferred sales charge deducted as of March 31, 1997, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                      One Year Period  Period from
                        From 4-1-96    9/21/92* to
                         to 3-31-97      3-31-97
                      --------------- --------------

Total Return Fund           11.93%         14.39%
Growth Fund                -10.97%         16.59%
Limited-Term Bond Fund       3.52%          3.84%
Municipal Bond Fund          5.32%          6.02%
International Growth Fund   24.85%          7.41%
Asset Strategy Fund         -0.86%          1.08%**

 *Date of initial public offering
**For the period from April 20, 1995, the date of initial public offering, to March 31, 1997.

     High Income Fund and Science and Technology Fund did not commence operations prior to March 31, 1997.

     International Growth Fund (formerly Global Income Fund) changed its name and investment objective effective April 20, 1995. Prior to this change, this Fund's policies related to providing a high level of current income rather than long-term appreciation.

     Prior to December 2, 1995, the Funds offered only one class of shares to the public. Shares of each Fund outstanding on that date were designated as Class B shares. Since that date, Class Y shares of each of the Funds have been available to certain institutional investors.

     The average annual total return quotations for Class Y shares as of March 31, 1997, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                      One Year Period  Period from
                        From 4/1/96   inception* to
                         to 3-31-97      3-31-97
                      --------------- --------------

Total Return Fund           12.69%         15.90%
Growth Fund                -10.37%         -5.33%
Limited-Term Bond Fund       4.33%          3.07%
Municipal Bond Fund          5.96%          3.23%
International Growth Fund   25.93%         22.46%
Asset Strategy Fund          0.05%         -0.16%

*Each of the Funds commenced selling Class Y shares on December 29, 1995.

     High Income Fund and Science and Technology Fund did not commence operations prior to March 31, 1997.

Yield

     A yield quoted for a Fund is computed by dividing the net investment income per share earned during the period for which the yield is shown by the maximum offering price per share on the last day of that period according to the following formula:

                                   6
         Yield = 2((((a - b)/cd)+1)  -1)

     Where: a =  dividends and interest earned during the period.
            b =  expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.

     The yields computed according to the formula for the 30-day period ended on March 31, 1997, the date of the most recent balance sheet included in this SAI, for Class B shares of each of Limited-Term Bond Fund and Municipal Bond Fund are:

          Limited-Term Bond Fund                 4.89%
          Municipal Bond Fund                    4.48%

     The yields computed according to the formula for the 30-day period ended on March 31, 1997, the date of the most recent balance sheet included in this SAI, for Class Y shares of each of Limited-Term Bond Fund and Municipal Bond Fund are:

          Limited-Term Bond Fund                 5.84%
          Municipal Bond Fund                    4.59%

     Municipal Bond Fund may also advertise or include in sales materials its tax equivalent yield, which is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula which provides for computation of tax equivalent yield by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

     The tax equivalent yield for Class B shares of Municipal Bond Fund computed according to the formula for the 30-day period ended on March 31, 1997, the date of the most recent balance sheet included in this SAI, is 5.26%, 6.20%, 6.46%, 6.96% and 7.38% for marginal tax brackets of 15%, 28%, 31%, 36% and 39.6%, respectively. The tax equivalent yield computed for Class Y shares of Municipal Bond Fund according to the formula for the 30-day period ended on March 31, 1997, the date of the most recent balance sheet included in this SAI, is 5.39%, 6.35%, 6.62%, 7.14% and 7.56% for marginal tax brackets of 15%, 28%, 31%, 36%
and 39.6%, respectively.

     Changes in yields primarily reflect different interest rates received by a Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses. Yield quotations do not reflect the imposition of the deferred sales charge described above. If such deferred sales charge imposed at the time of redemption was reflected, it would reduce the performance quoted.

     Non-standardized performance information may also be presented.

Performance Rankings

     The Distributor or the Corporation also may from time to time publish for one or more of the eight Funds in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of a Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration.

     All performance information that a Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.

                         GOALS AND INVESTMENT POLICIES

     The goals and investment policies of the Funds are described in the Prospectus, which refers to the following investment methods and practices.

Asset Allocation

     Asset Strategy Fund allocates its assets among the following classes, or types, of investments:

     The short-term class includes all types of domestic and foreign securities and money market instruments with remaining maturities of three years or less. Waddell & Reed Investment Management Company, investment manager to the Funds ("WRIMCO"), will seek to maximize total return within the short-term asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term instruments may include corporate debt securities, such as commercial paper and notes; government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.

     The bond class includes all varieties of domestic and foreign fixed-income securities with maturities greater than three years. WRIMCO seeks to maximize total return within the bond class by adjusting Asset Strategy Fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. As with the short-term class, these securities may be denominated in U.S. dollars or foreign currency. Asset Strategy Fund may not invest more than 35% of its total assets in lower quality, high-yielding debt securities.

     The stock class includes domestic and foreign equity securities of all types (other than adjustable rate preferred stocks, which are included in the bond class). WRIMCO seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that WRIMCO believes to have superior growth potential. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

     WRIMCO seeks to take advantage of yield differentials by considering the purchase or sale of instruments when differentials on spreads between various grades and maturities of such instruments approach extreme levels relative to long-term norms.

     In making asset allocation decisions, WRIMCO typically evaluates projections of risk, market conditions, economic conditions, volatility, yields, and returns.

Securities - General

     The main types of securities in which the Funds may invest include common stock, preferred stock, debt securities and convertible securities, as described in the Prospectus. These securities may include the following described securities from time to time.

     All of the Funds (other than Municipal Bond Fund) may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

     All of the Funds (other than Municipal Bond Fund) may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

U.S. Government Securities

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (formerly, the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation, and the Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. Limited-Term Bond Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

     U.S. Government Securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include "pass-through" securities, "participation certificates" and collateralized mortgage obligations. See "Mortgage-Backed Securities" and "Asset-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

Zero Coupon Bonds

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

     A Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

Municipal Bonds

     Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are "general obligation" bonds and "revenue" bonds. In "general obligation" bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. "Revenue" bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

     A special class of bonds issued by state and local government authorities and agencies are "industrial development bonds." Only those industrial development bonds the interest on which is free from Federal income taxation (although it may be an item of tax preference for purposes of the alternative minimum tax) will be considered "municipal bonds." In general, industrial development bonds are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. They generally depend for their credit quality on the credit standing of the company involved. Such entities and persons should consult with their tax advisers before investing in Municipal Bond Fund. Municipal Bond Fund does not intend to invest 25% or more of its assets in industrial development bonds.

     Municipal leases and participation interests therein are another specific type of municipal bond. The factors that WRIMCO considers in determining whether or not any rated municipal lease obligations are liquid include the following: (i) the frequency of trades and quotes for the obligations; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the securities; (iv) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer; (v) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held; (vi) the credit quality of the issuer and the lessee; and (vii) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The Funds have not held and do not intend to hold such obligations directly as a lessor of the property, but may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

     Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as a means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. In determining the liquidity of a municipal lease obligation, WRIMCO will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security or any other investment structure using a municipal lease-purchased agreement as its base. While the former may present liquidity issues, the latter are based on a well established method of securing payment of a municipal lease obligation.

     WRIMCO and the Funds rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. If a court should hold that an obligation held by Municipal Bond Fund is not a municipal bond (i.e., that the interest thereon is taxable), Municipal Bond Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.

     With respect to ratings of municipal bonds (see Appendix A to the Prospectus), now or in the future, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("MIS") may use different rating designations for municipal bonds depending on their maturities on issuance or other characteristics. For example, MIS currently rates the top four categories of "municipal notes" (i.e., municipal bonds generally with a maturity at the time of issuance ranging from six months to three years) as MIG 1, MIG 2, MIG 3 and MIG 4. Subject to the particular Fund's goal and investment policies, municipal bonds purchased by a Fund (other than Asset Strategy Fund) will be considered investment grade for purposes of the percentage limits in the Prospectus if they are within the top four rating designations of S&P or MIS for the type of municipal bond in question. A Fund is not required to dispose of any municipal bond if its rating falls below the rating required for its purchase, nor does such a fall in rating affect the amount of unrated municipal bonds that a Fund may buy.

Mortgage-Backed Securities

     Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." The U.S. Government mortgage-backed securities in which the Funds may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

Asset-Backed Securities

     Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities

     The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value. Each Fund may invest in variable and floating rate instruments as long as WRIMCO determines that it is consistent with the Fund's goal(s) and investment policies.

Bank Deposits

     Among the debt securities in which the Funds may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit Insurance Corporation insures the principal of certain such deposits ("Insured Deposits"), currently to the extent of $100,000 per bank. Bank deposits are not marketable, and a Fund may invest in them only within the limit mentioned under "Illiquid Investments" unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Indexed Securities

     Each Fund (other than Municipal Bond Fund) may purchase securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. WRIMCO will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of Asset Strategy Fund's investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Loans and Other Direct Debt Instruments

     Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a Fund's policies regarding the quality of debt securities.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on WRIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Investments in direct debt instruments may entail less legal protection for a Fund. Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. A Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution's interest with respect to a loan, may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

     For purposes of the limitations on the amount of total assets that a Fund will invest in any one issuer or in issuers within the same industry, a Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, Securities and Exchange Commission ("SEC") interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Foreign Securities and Currency

     International Growth Fund, Asset Strategy Fund, Total Return Fund, Growth Fund, Science and Technology Fund and High Income Fund may purchase securities of foreign issuers, subject to the restrictions described in the Prospectus. Limited-Term Bond Fund and Municipal Bond Fund may not invest in foreign securities.

     In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts, in registered form, are dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are more recently developed receipts designed to facilitate the trading of foreign issuers by U.S. and non-U.S. investors and traders.

     WRIMCO believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. WRIMCO believes that ability to invest assets abroad might enable a Fund to take advantage of these differences and strengths where they are favorable.

     Further, an investment in foreign securities may be affected by changes in currency rates and in exchange control regulations (i.e., currency blockage). A Fund may bear a transaction charge in connection with the exchange of currency. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Most foreign stock markets have substantially less volume than the New York Stock Exchange (the "NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers located in those countries. If it should become necessary, a Fund would normally encounter greater difficulties in commencing a lawsuit against the issuer of a foreign security than it would against a U.S. issuer.

Restricted Securities

     Restricted securities are subject to legal or contractual restrictions on resale because they are not registered under the Securities Act of 1933, as amended (the "1933 Act"). Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent a Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which a Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. See "Illiquid Investments."

Lending Securities

     One of the ways in which each of the Funds (except Municipal Bond Fund) may try to realize income is by lending its portfolio securities. If a Fund does this, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not loaned the securities. The Fund also receives additional compensation.

     Any securities loan that a Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). Under the present Guidelines, the collateral must consist of cash, U.S. Government Securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. If the market value of the loaned securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities loaned. If the market value of the securities decreases, the borrower is entitled to the return of the excess collateral.

     There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government Securities used as collateral. Part of the interest received in either case may be shared with the borrower.

     The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Fund.
Under the Funds' current securities lending procedures, a Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO. A Fund will make loans only under rules of the NYSE, which presently require the borrower to return the securities to the Fund within five business days after the Fund gives notice to do so. If a Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. A Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

     No more than 10% of the respective assets of Total Return Fund, Growth Fund, International Growth Fund, Science and Technology Fund or High Income Fund, or 30% of the assets of Limited-Term Bond Fund, may be loaned at any one time. As a fundamental policy, Asset Strategy Fund may not lend more than 10% of its total assets at one time.

     There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

     Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to (i) whom securities may be loaned, (ii) the investment of cash collateral, or
(iii) voting rights.

Repurchase Agreements

     Each of the Funds may purchase securities subject to repurchase agreements subject to its limitation on investment in illiquid investments. See "Illiquid Investments." A repurchase agreement is an instrument under which a Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which a Fund would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that a Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Funds' repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO on the basis of criteria established by the Board of Directors.

Warrants and Rights

     Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying shares.

When-Issued and Delayed-Delivery Transactions

     Each Fund may purchase any securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. The securities so purchased or sold by a Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. For example, delivery to a Fund and payment by a Fund in the case of a purchase by it, or delivery by a Fund and payment to it in the case of a sale by a Fund, may take place a month or more after the date of the transaction.
The purchase or sale price is fixed on the transaction date. A Fund will enter into when-issued or delayed-delivery transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. No interest accrues to a Fund until delivery and payment is completed. When a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its net asset value per share. The securities sold by a Fund on a delayed-delivery basis are also subject to market fluctuation; their value when a Fund delivers them may be more than the purchase price the Fund receives. When a Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sales price in determining the Fund's net asset value per share.

     Ordinarily a Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities.
However, before the securities are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the securities if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

Precious Metals

     The ownership of precious metals such as gold, silver or platinum may allow Asset Strategy Fund to take a temporary, defensive position. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to a general decline. Under these or similar circumstances, the ability of Asset Strategy Fund to purchase and hold gold, silver or platinum will allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining.

     Asset Strategy Fund anticipates that gold, silver or platinum will be purchased in the form of bullion. The Fund may incur expenses for the shipping, storage and insurance of precious metals it purchases.

     Precious metals prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to the Fund from such investments will be gains realized on sales; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield.

     Asset Strategy Fund's direct investment in precious metals may be limited by tax considerations. See "Taxes."

Illiquid Investments

     Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, High Income Fund and Science and Technology Fund may not invest more than 10% of their respective net assets in illiquid investments. Asset Strategy Fund does not currently intend to purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid investments. Investments currently considered to be illiquid include:
(i) repurchase agreements not terminable within seven days; (ii) securities for which market quotations are not readily available; (iii) over-the-counter ("OTC") options and their underlying collateral; (iv) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (v) restricted securities not determined to be liquid pursuant to guidelines established by the Board of Directors; (vi) securities involved in swap, cap, collar and floor transactions; (vii) non-government stripped fixed-rate mortgage-backed securities; and (viii) direct debt instruments. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Options, Futures and Other Strategies

     General. As discussed in the Prospectus, WRIMCO may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, collars, floors and indexed securities (collectively "Financial Instruments") to attempt to enhance a Fund's income or yield or to attempt to hedge a Fund's investments. Generally, a Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured or, with respect to foreign currency derivatives, if the Fund is authorized to invest in foreign securities.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge, a Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, a Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If a Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a Fund's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."

     In addition to the instruments, strategies and risks described below and in the Prospectus, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with a Fund's goal(s) and permitted by a Fund's investment limitations and applicable regulatory authorities. The Funds' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

     Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options. The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put that a Fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives a Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

     Risks of Options on Securities. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. However, there can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

     Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     Futures Contracts and Options on Futures Contracts. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

     In addition, futures strategies can be used to manage the average duration of a Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of a Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of a Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain liquid assets in an account.

     Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

     Index Futures. The risk of imperfect correlation between movements in the price of an index future and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

     Where index futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

     Operating Policy. To the extent that a Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of that Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

     Foreign Currency Hedging Strategies--Special Considerations. Each Fund (other than Limited-Term Bond Fund and Municipal Bond Fund) may use options and futures contracts on foreign currencies, as described above, and foreign currency forward contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     Each of these Funds might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

     The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

     Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Forward Currency Contracts. Each Fund (other than Limited-Term Bond Fund and Municipal Bond Fund) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days
(term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that a Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

     Each of these Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward currency contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. Each of these Funds could also hedge the position by selling another currency expected to perform similarly to the pound sterling, for example, by entering into a forward contract to sell Deutsche Marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Each of these Funds also may use forward currency contracts to attempt to enhance income or yield. A Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of a Fund will be served.

     Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Turnover. A Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

     Swaps, Caps, Collars and Floors. Swap agreements, including caps, collars and floors, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates, or other factors such as security prices or inflation rates.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

     The creditworthiness of firms with which a Fund enters into swaps, caps or floors will be monitored by WRIMCO in accordance with procedures adopted by the Corporation's Board of Directors. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. Each Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

Investment Restrictions

     Certain of the Funds' investment restrictions are described in the Prospectus and this SAI. The following are fundamental policies and together with certain restrictions described in the Prospectus cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund. As defined in the 1940 Act, this means the lesser of the vote of
(a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction.

     (i) Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, Science and Technology Fund and High Income Fund may not buy real estate, any nonliquid interests in real estate investment trusts or interests in real estate limited partnerships; however, each of these Funds may buy obligations or instruments that it otherwise may buy even though the issuer invests in real estate or interests in real estate. Asset Strategy Fund may not invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent this Fund from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent this Fund from purchasing interests in pools of real estate mortgage loans).

    (ii) Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, High Income Fund and Science and Technology Fund may not acquire shares of an investment company that issues redeemable securities. Total Return Fund, Growth Fund, International Growth Fund, High Income Fund and Science and Technology Fund may buy shares of an investment company that does not issue redeemable securities if the Fund does so in a regular transaction in the open market and in compliance with the requirements of the 1940 Act. Notwithstanding the foregoing, each of these Funds may also acquire investment company shares as part of a merger, consolidation or other reorganization.

   (iii) Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, High Income Fund and Science and Technology Fund may not lend money or other assets, other than through certain limited types of loans; however, each of these Funds may buy debt securities and other obligations consistent with its goal and its other investment policies and restrictions, may enter into repurchase agreements and, except Municipal Bond Fund, may lend its portfolio securities. Asset Strategy Fund may not make loans, except (a) by lending portfolio securities provided that no securities loan will be made if, as a result thereof, more than 10% of this Fund's total assets (taken at current value) would be lent to another party; (b) through the purchase of debt securities and other obligations consistent with its goal and its other investment policies and restrictions; and (c) by engaging in repurchase agreements with respect to portfolio securities.

    (iv) No Fund may invest for the purpose of exercising control or management of another issuer.

     (v) No Fund may sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments, (2) a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

    (vi) No Fund may engage in the underwriting of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under Federal securities laws.

   (vii) No Fund may invest in a security if, as a result, it would own more than 10% of the outstanding voting securities of an issuer, or if more than 5% of the Fund's total assets would be invested in securities of that issuer, provided that U.S. Government Securities are not subject to this limitation and up to 25% of the Fund's total assets may be invested without regard to these restrictions.

  (viii) No Fund (other than Science and Technology Fund) may buy a security if, as a result, 25% or more of the Fund's total assets would then be invested in securities of issuers having their principal business activities in the same industry, except for municipal bonds (other than industrial development bonds) and U.S. Government Securities.

    (ix)  Municipal Bond Fund may not purchase warrants.

     (x) Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, High Income Fund and Science and Technology Fund may not purchase or sell physical commodities; however, this policy does not prevent these Funds from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments. Asset Strategy Fund may not purchase or sell physical commodities, except that this Fund may purchase and sell precious metals for temporary, defensive purposes; however, this policy shall not prevent this Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

    (xi) Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, High Income Fund and Science and Technology Fund may not issue senior securities. Asset Strategy Fund may not issue bonds or any other class of securities preferred over shares of the Fund in respect of the Fund's assets or earnings, provided that this Fund may issue additional series and classes of shares in accordance with its Articles of Incorporation.

          Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, Science and Technology Fund and High Income Fund may not borrow money, except that these Funds may borrow money (and pledge assets in connection therewith) from banks for temporary, extraordinary or emergency purposes but only up to 5% of their respective assets. Asset Strategy Fund may not borrow money, except that this Fund may borrow money for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of Asset Strategy Fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. For purposes of this limitation, "three days" means three days, exclusive of Sundays and holidays.

   (xii) Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund and High Income Fund may not invest in interests in oil, gas or mineral leases or mineral development programs, including oil and gas limited partnerships.

     For purposes of applying restriction (vii) there may be a question as to who is the "issuer" of municipal bonds. For example, municipal bonds may be created by a particular government but be backed only by the assets and revenues of a subdivision of that government such as an agency, instrumentality, authority or other subdivision. In such case, such subdivision would be considered the "issuer" for the purposes of the 5% restriction. In the case of industrial development bonds, the nongovernmental user of facilities financed by them is also considered as a separate "issuer." This restriction does not apply to U.S. Government Securities. The method of determining who is an "issuer" may be changed without shareholder vote. In applying this 5% restriction, the same standards apply as set forth above for determining who is an "issuer;" however, it also considers for the purpose of this 5% restriction that a guarantee by a government or other entity of a municipal bond is a separate security that would be given a value and included in the 5% restriction if the value of all municipal bonds created by the government or entity and owned by a Fund should exceed 10% of the value of its total assets.

     The following investment limitations of Asset Strategy Fund are not fundamental and may be changed by the Board of Directors without shareholder approval:

     (1) Asset Strategy Fund may borrow money only from a bank. Asset Strategy Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (2) Asset Strategy Fund does not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities and other obligations or to repurchase agreements.)

     (3) Asset Strategy Fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid and if, as a result of such purchase, the Fund does not have more than 10% of its total assets invested in such securities, or (b) purchase or retain securities issued by other open-end investment companies. These limitations do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

     (4) Asset Strategy Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivision thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government or a state or local government authority, or their respective agencies or instrumentalities, or to CMOs, other mortgage-related securities, asset-backed securities or indexed securities.

     (5) Asset Strategy Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

     The portfolio turnover rates for the fiscal years ended March 31, 1997 and 1996 for each of the Funds then in existence were as follows:

                                 1997      1996
                                -----      ----

Total Return Fund                26.23%    16.78%
Growth Fund                      37.20     31.84
Limited-Term Bond Fund           23.05     22.08
Municipal Bond Fund              34.72     42.02
International Growth Fund*       94.76     88.55
Asset Strategy Fund             109.92     75.02

*International Growth Fund (formerly Global Income Fund) changed its name and investment objective effective April 20, 1995.

     Asset Strategy Fund commenced operations on April 20, 1995. The portfolio turnover rate for the common stock portion of Asset Strategy Fund's portfolio for the fiscal year ended March 31, 1997 was 130.22%; the rate for the remainder of the portfolio was 91.16%.

     Science and Technology Portfolio and High Income Portfolio had not commenced operations prior to the close of the fiscal year ended March 31, 1997.

     A high turnover rate will increase transaction costs and commission costs that will be borne by the Funds and could generate taxable income or loss.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     The Corporation has an Investment Management Agreement (the "Management Agreement") with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Funds and provide investment advice to the Funds. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. (the "Distributor") is the Corporation's principal underwriter and distributor.

     The Management Agreement permits WRIMCO or an affiliate of WRIMCO to enter into a separate agreement for transfer agency services (the "Shareholder Servicing Agreement") and a separate agreement for accounting services (the "Accounting Services Agreement") with the Corporation. The Management Agreement contains detailed provisions as to the matters to be considered by the Corporation's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Torchmark Corporation and United Investors Management Company

     WRIMCO is a wholly-owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly-owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly-owned subsidiary of United Investors Management Company. United Investors Management Company is a wholly-owned subsidiary of Torchmark Corporation. Torchmark Corporation is a publicly-held company. The address of Torchmark Corporation and United Investors Management Company is 2001 Third Avenue South, Birmingham, Alabama 35233.

     Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for United Asset Strategy Fund, Inc. since it commenced operations in March 1995. Waddell & Reed, Inc. serves as principal underwriter for the Funds, the investment companies in the United Group of Mutual Funds and acts as principal underwriter and distributor for variable life insurance and variable annuity policies issued by United Investors Life Insurance Company for which TMK/United Funds, Inc. is the underlying investment vehicle.

Shareholder Services

     Under the Shareholder Servicing Agreement entered into between the Corporation and Waddell & Reed Services Company (the "Agent"), a subsidiary of the Distributor, the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Corporation and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Corporation's Board of Directors without shareholder approval.

Accounting Services

     Under the Accounting Services Agreement entered into between the Corporation and the Agent, the Agent provides the Corporation with bookkeeping and accounting services and assistance, including maintenance of the Corporation's records, pricing of the Corporation's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Corporation's Board of Directors without shareholder approval.

Payments for Management, Accounting and Shareholder Services

     Under the Management Agreement, for WRIMCO's management services, the Corporation pays WRIMCO a fee as described in the Prospectus. The management fees paid to WRIMCO during the fiscal years ended March 31, 1997, 1996 and 1995 for each of the Funds then in existence were as follows:

                                         1997      1996      1995
                                         ----     -----      ----

Total Return Fund                  $1,886,789$1,051,336  $599,703
Growth Fund                         1,904,258 1,180,192   537,667
Limited-Term Bond Fund                108,389    87,085    64,948
Municipal Bond Fund                   200,636   169,713   140,752
International Growth Fund*            251,914   126,515    70,373
Asset Strategy Fund                   116,390  52,588**

 *International Growth Fund (formerly Global Income Fund) changed its name, investment objective and management fee effective April 20, 1995.
**For the period from 4/20/95, the date of initial public offering, to 3/31/96.

     Science and Technology Fund and High Income Fund had not commenced operations prior to the close of the fiscal year ended March 31, 1997.

     For purposes of calculating the daily fee the Corporation does not include money owed to it by the Distributor for shares which it has sold but not yet paid to the Corporation. The Corporation accrues and pays this fee daily.

     Under the Shareholder Servicing Agreement, with respect to Class B shares, each Fund pays the Agent a monthly fee of $1.3125 ($1.0208 prior to April 1, 1996) for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, each Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. Each Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; and costs of legal and special services not provided by the Distributor, WRIMCO or the Agent.

     Under the Accounting Services Agreement, each Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee

                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)       Rate for Each Fund
          -------------------------       ------------------

          From $    0 to $   10                $      0
          From $   10 to $   25                $ 10,000
          From $   25 to $   50                $ 20,000
          From $   50 to $  100                $ 30,000
          From $  100 to $  200                $ 40,000
          From $  200 to $  350                $ 50,000
          From $  350 to $  550                $ 60,000
          From $  550 to $  750                $ 70,000
          From $  750 to $1,000                $ 85,000
               $1,000 and Over                 $100,000

     Fees paid to the Agent during the fiscal years ended March 31, 1997, 1996 and 1995 for each of the Funds then in existence were as follows:

                               1997      1996      1995
                               ----     -----      ----

Total Return Fund           $50,000   $40,833   $30,833
Growth Fund                  50,000    40,000    28,333
Limited-Term Bond Fund       10,000    10,000    10,000
Municipal Bond Fund          20,000    20,000    12,500
International Growth Fund*   17,500    10,000    10,000
Asset Strategy Fund          10,000   3,333**

 *International Growth Fund (formerly Global Income Fund) changed its name and investment objective effective April 20, 1995.
**For the period 4-20-95, the date of initial public offering, to 3-31-96.

     Science and Technology Fund and High Income Fund had not commenced operations prior to the close of the fiscal year ended March 31, 1997.

     Because the Corporation pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Corporation under the Shareholder Servicing Agreement are described above. The Distributor and its affiliates pay the Corporation's Directors and officers who are affiliated with the Distributor and its affiliates. The Corporation pays the fees and expenses of the Corporation's other Directors.

     The Corporation pays all of its other expenses. These include, for each Fund, the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Corporation under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Arrangement

     The Distributor acts as principal underwriter and distributor of the Corporation's shares pursuant to an underwriting agreement (the "Underwriting Agreement"). The Underwriting Agreement requires the Distributor to use its best efforts to sell the shares of the Corporation but is not exclusive, and permits and recognizes that the Distributor also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis.

     Under a Distribution and Service Plan for the Class B shares (the "Class B Plan") adopted by the Corporation pursuant to Rule 12b-1 under the 1940 Act, the Corporation, with respect to each Fund, pays the Distributor daily a distribution fee not to exceed, on an annual basis, 0.75% of the particular Fund's Class B net asset value and a service fee not to exceed, on an annual basis, 0.25% of the particular Fund's Class B net asset value. Under a Distribution and Service Plan for Class Y shares (the "Class Y Plan") adopted by the Corporation pursuant to Rule 12b-1, with respect to each Fund, the Corporation pays the Distributor daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the particular Fund's Class Y net asset value.

     The Distributor offers the Corporation's shares through its registered representatives and sales managers (sales force) unless it elects, which is not contemplated, to make distribution of shares also through other broker-dealers. In distributing shares through its sales force, the Distributor will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Corporation's shares.
The Class B Plan, the Class Y Plan and the Underwriting Agreement contemplate that the Distributor may be compensated for these distribution efforts through the distribution fee. The sales force may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and the Distributor or its subsidiary, Waddell & Reed Services Company, may also provide services to shareholders through telephonic means and written communications. For the fiscal year ended March 31, 1997, the Corporation paid (or accrued) the following amounts to the Distributor as distribution fees and service fees under the Class B Plan for each of the Funds: Total Return Fund - $1,997,173 and $645,242; Growth Fund - $1,767,043 and $566,457; Limited-Term Bond Fund - $145,292 and $47,846; Municipal Bond Fund - $269,119 and $82,819; International Growth Fund (formerly Global Income Fund) - $233,734 and $69,183; and Asset Strategy Fund - $107,986 and $35,643. Science and Technology Fund and High Income Fund had not commenced operations prior to the close of the fiscal year ended March 31, 1997. For the fiscal year ended March 31, 1997, the Corporation paid (or accrued) the following amounts to the Distributor as distribution fees and service fees under the Class Y Plan for each of the Funds: Total Return Fund - $380; Growth Fund - $106; Limited-Term Bond Fund - $41; Municipal Bond Fund - $3; International Growth Fund - $124; and Asset Strategy Fund - $48. Science and Technology Fund and High Income Fund had not commenced operations prior to the close of the fiscal year ended March 31, 1997. The distribution fees were paid to compensate the Distributor for its expenses relating to sales force compensation, providing prospectuses and sales literature to prospective investors, advertising, sales processing, field office expenses and home office sales management in connection with the distribution of Class B and/or Class Y shares of a Fund. The service fees were paid to compensate the Distributor for providing personal services to the particular Fund's Class B and/or Class Y shareholders and for the maintenance of Class B and/or Class Y accounts.

     The Class B Plan, the Class Y Plan and the Underwriting Agreement were approved by the Corporation's Board of Directors, including the Directors who are not interested persons of the Corporation or of the Distributor and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter the "Plan Directors"). Each Plan was also approved as to each Fund by the Distributor as the sole shareholder of the affected shares of each of the Funds, and classes thereof, at the time.

     Among other things, the Plan for each class provides that (i) the Distributor will submit to the Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto are approved by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) payments by the Corporation under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of that class of each affected Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors shall be committed to the discretion of the Plan Directors.

     For the Corporation's fiscal year ended March 31, 1997, the Distributor earned deferred sales charges from each of the Funds with respect to Class B shares then in existence as follows: Total Return Fund - $331,859; Growth Fund
- $376,052; Limited-Term Bond Fund - $32,326; Municipal Bond Fund - $79,842; International Growth Fund (formerly Global Income Fund) - $34,827; and Asset Strategy Fund - $30,534. Science and Technology Fund and High Income Fund had not commenced operations prior to the fiscal year ended March 31, 1997.

Custodial and Auditing Services

     The custodian for each Fund is UMB Bank, n.a., Kansas City, Missouri. In general, the custodian is responsible for holding each Fund's cash and securities. Deloitte & Touche LLP, Kansas City, Missouri, the Funds' independent accountants, audits the Corporation's financial statements.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

     The net asset value of each class of the shares of a Fund is the value of the assets of that class, less the liabilities of that class, divided by the total number of shares outstanding of that class.

     The offering price of a Class B or a Class Y share is its net asset value next determined following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after the Distributor receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

     The Distributor need not accept any purchase order, and it or the Corporation may determine to discontinue offering Corporation shares for purchase.

     The net asset value per share is ordinarily computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any domestic securities or commodities exchange on which an option or future held by a Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The net asset value changes every business day, since the value of the assets and the number of shares outstanding changes every business day.

     The securities in the portfolio of each Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations system), which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are generally valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of a Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot (i.e., cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

     Options and futures contracts purchased and held by a Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for option trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by a Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by a Fund will be either the closing price or the asked price.

     When a Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the put or call. If the call a Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If a Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If a Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a Fund expires, it has a gain in the amount of the premium; if a Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

Minimum Initial and Subsequent Investments

     For Class B shares, initial investments must be at least $1,000 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to exchanges of shares from one Fund to another Fund. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, the Distributor, their affiliates or certain retirement plan accounts. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount.

     For Class Y shares, investments by government entities or authorities or by corporations must total at least $1 million. There is no initial investment minimum for other Class Y investors.

Flexible Withdrawal Service

     If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual
payments by redeeming on an ongoing basis Class B shares.    To qualify for the
Service, you must have invested at least $10,000 in Class B shares which you still own of any of the Funds, or Class B shares of United Cash Management, Inc., a fund in the United Group of Mutual Funds, or you must own Class B shares having a value of at least $10,000. Applicable forms to start the Service are available from Waddell & Reed, Inc.

     The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the deferred sales charge, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the deferred sales charge, does not apply to a one-time withdrawal.

     You can choose to have your shares redeemed to receive:

     1.  a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to a percentage of the value of the shares in your Account (you select the percentage); or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

     Shares ordinarily are redeemed on the 20th day of the month in which the payment is to be made (or on the prior business day if the 20th is not a business day). Payments are usually made within five days of the redemption.

     Retirement Plan Accounts may be subject to a fee imposed by the plan custodian for use of their service.

     The dividends and distributions on shares of a Fund that you have made available for the Service are paid in additional Class B shares of that Fund. All payments under the Service are made by redeeming Class B shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of Class B shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or income or return on your investment.

     You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you.
Subject to the deferred sales charge, you may at any time redeem part or all of the shares of a Fund in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchange Privilege

Class B Share Exchanges

     You may exchange Class B shares of one Fund of the Corporation for Class B shares of another Fund of the Corporation, or for Class B shares of United Cash Management, Inc., without charge.

     The redemption of a Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     You may have a specific dollar amount of Class A shares of United Cash Management, Inc. automatically redeemed each month and invested in Class B shares of a Fund. The shares of United Cash Management, Inc. which you designate must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such service. These exchange and other rights can in most instances be eliminated or modified at any time, upon notice in certain circumstances, and any related request may not be accepted.

Class Y Share Exchanges

     Class Y shares of a Fund may be exchanged for Class Y shares of any other Fund of the Corporation.

General Exchange Information

     The exchange will be made at the net asset values next determined after receipt of your written request in good order by the Corporation. When you exchange shares, the total shares you receive will have the same aggregate net asset value as the total shares you exchange.

     These exchange rights may be eliminated or modified at any time by the Corporation, upon notice in certain circumstances.

Retirement Plans

     As described in the Prospectus, your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers prototype documents for the following retirement plans. All of these plans involve investment in shares of one or more of the Funds (other than Municipal Bond Fund).

     Individual Retirement Accounts (IRAs). Investors having earned income may set up a plan that is commonly called an IRA. Under an IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000. For tax years after 1996, the annual maximum for married couples is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. The contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels.

     An investor may also use an IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to an IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.

     Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. An employer may contribute up to 15% of compensation, or $24,000, whichever is less, per year for each employee.

     Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.

     457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

     TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

     401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

     More detailed information about these arrangements and applicable forms are available from the Distributor. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Redemptions

     The Prospectus gives information as to redemption procedures and deferred sales charges. Redemption payments are made within seven days unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Corporation may be made in portfolio securities when the Corporation's Board of Directors determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities and the shareholder will incur commission or other transaction charges in order to convert these securities into cash. Securities used for payment of redemptions are valued at the value used in figuring net asset value. The Corporation, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

     As stated in the Prospectus for Class B shares, a deferred sales charge is inapplicable in a variety of circumstances. The deferred sales charge is the subject of an effective order of exemption issued by the staff of the SEC. For purposes of determining application of the deferred sales charge, "employees" include retired employees and "directors" includes retired directors. A retired employee is an individual separated from service from the Distributor or any of its affiliated companies with a vested interest in any employee benefit plan sponsored by the Distributor or any of its affiliated companies. "Account representatives" includes retired account representatives. A "retired account representative" is any account representative who was, at the time of separation from service from the Distributor, a Senior Account Representative. A custodian under the Uniform Gifts (or Transfers) to Minors Act purchasing for the child of any employee or account representative may redeem shares without a deferred sales charge whether or not the custodian is an eligible purchaser.

Reinvestment Privilege

     The Prospectus for Class B shares discusses the reinvestment privilege for Class B shares under which you may reinvest in any one or more of the Funds all or part of any amount of Class B shares you redeemed and have the corresponding amount of the deferred sales charge, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting. If Class B shares of a Fund are then being offered, you can put all or part of your redemption payment back into the Class B shares of that Fund at the net asset value next determined after you have returned the amount. Your written request to do this must be received within 30 days after your redemption. You can do this only once as to Class B shares of that Fund. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You do not use up this privilege by redeeming Class B shares to invest the proceeds at net asset value in a Keogh plan or an IRA.

                             DIRECTORS AND OFFICERS

     The day-to-day affairs of the Corporation are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Corporation and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors.

     The principal occupation during at least the past five years of each Director and officer of the Corporation is given below. Each of the persons listed through and including Mr. Wise is a member of the Corporation's Board of Directors. The other persons are officers but not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and TMK/United Funds, Inc. Each of the Corporation's Directors is also a Director of each of the funds in the Fund Complex and each of the Corporation's officers is also an officer of one or more of the funds in the Fund Complex.

RONALD K. RICHEY*
2001 Third Avenue South
Birmingham, Alabama  35233
     Chairman of the Board of Directors of the Corporation and each of the other funds in the Fund Complex; Chairman of the Board of Directors of Waddell & Reed Financial Services, Inc., United Investors Management Company and United Investors Life Insurance Company; Chairman of the Board of Directors and Chief Executive Officer of Torchmark Corporation; Chairman of the Board of Directors of Vesta Insurance Group, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed, Inc. Father of Linda Graves, Director of the Corporation and each of the other funds in the Fund Complex. Date of birth: June 16, 1926.

KEITH A. TUCKER*
     President of the Corporation and each of the other funds in the Fund Complex; President, Chief Executive Officer and Director of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc., Waddell & Reed Services Company, Waddell & Reed Asset Management Company and Torchmark Distributors, Inc., an affiliate of Waddell & Reed, Inc.; Vice Chairman of the Board of Directors, Chief Executive Officer and President of United Investors Management Company; Vice Chairman of the Board of Directors of Torchmark Corporation; Director of Southwestern Life Corporation; formerly, partner in Trivest, a private investment concern; formerly, Director of Atlantis Group, Inc., a diversified company. Date of birth: February 11, 1945.

HENRY L. BELLMON
Route 1
P. O. Box 26
Red Rock, Oklahoma  74651
     Rancher; Professor, Oklahoma State University; formerly, Governor of Oklahoma. Date of birth: September 3, 1921.

DODDS I. BUCHANAN
905 13th Street
Boulder, Colorado  80302
     Advisory Director, The Hand Companies, an actuarial consulting company; President, Buchanan Ranch Corporation; formerly, Professor and Chairman of Marketing, College of Business, University of Colorado. Date of birth: April 18, 1931.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
     Dean and Professor of Law, Washburn University School of Law. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
     Director and consultant, McDougal Construction Company; formerly Senior Vice President-Sales and Marketing, Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.

LINDA GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
     First Lady of Kansas; formerly, partner, Levy and Craig, P.C., a law firm. Daughter of Ronald K. Richey, Chairman of the Board of the Corporation and each of the other funds in the Fund Complex. Date of birth: July 29, 1953.

JOHN F. HAYES*
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
     Director of Central Bank and Trust; Director of Central Kansas Bankshares; Director of Central Properties, Inc.; Chairman, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A. Date of birth: December 11, 1919.

GLENDON E. JOHNSON
7300 Corporate Center Drive
P. O. Box 020270
Miami, Florida  33126-1208
     Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
     Retired; formerly, Chairman of the Board of Directors and President of the Corporation and each fund in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company; formerly, Director of Waddell & Reed Asset Management Company, United Investors Management Company and United Investors Life Insurance Company, affiliates of Waddell & Reed, Inc. Date of birth: April 27, 1928.

WILLIAM L. ROGERS
1999 Avenue of the Stars
Los Angeles, California  90067
     Principal, Colony Capital, Inc., a real estate related investment company; formerly, partner in Trivest, a private investment concern. Date of birth:
September 8, 1946.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
     Partner, Polsinelli, White, Vardeman & Shalton, a law firm.  Date of birth:
April 9, 1953.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri  64113
     Chancellor, University of Missouri-Kansas City; formerly, Interim Chancellor, University of Missouri-Kansas City. Date of birth: January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
     Retired.  Date of birth:  August 7, 1935.

PAUL S. WISE
P. O. Box 5248
8648 Silver Saddle Drive
Carefree, Arizona  85377
     Director of Potash Corporation of Saskatchewan.  Date of birth:  July 16,
1920.

Robert L. Hechler
     Vice President and Principal Financial Officer of the Corporation and each of the other funds in the Fund Complex; Vice President, Chief Operations Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Asset Management Company; President, Director and Treasurer of Waddell & Reed Services Company; Vice President, Treasurer and Director of Torchmark Distributors, Inc. Date of birth: November 12, 1936.

Henry J. Herrmann
     Vice President of the Corporation and each of the other funds in the Fund Complex; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO and Waddell & Reed Asset Management Company; Senior Vice President and Chief Investment Officer of United Investors Management Company. Date of birth: December 8, 1942.

Theodore W. Howard
     Vice President, Treasurer and Principal Accounting Officer of the Corporation and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.

Sharon K. Pappas
     Vice President, Secretary and General Counsel of the Corporation and each of the other funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and Waddell & Reed, Inc.; Director, Senior Vice President, Secretary and General Counsel of Waddell & Reed Services Company; Director, Secretary and General Counsel of Waddell & Reed Asset Management Company; Vice President, Secretary and General Counsel of Torchmark Distributors, Inc.; formerly, Assistant General Counsel of WRIMCO, Waddell & Reed Financial Services, Inc., Waddell & Reed, Inc., Waddell & Reed Asset Management Company and Waddell & Reed Services Company. Date of birth:
February 9, 1959.

Michael L. Avery
     Vice President of the Corporation and three other Funds in the Fund Complex; Senior Vice President of WRIMCO and Vice President of Waddell & Reed Asset Management Company; formerly, Vice President of Waddell & Reed, Inc. Date of birth: September 15, 1953.

Abel Garcia
     Vice President of the Corporation and two other funds in the Fund Complex; Senior Vice President of WRIMCO; Vice President of Waddell & Reed Asset Management Company; formerly, Vice President of Waddell & Reed, Inc. Date of birth: April 28, 1949.

John M. Holliday
     Vice President of the Corporation and eight other funds in the Fund Complex; Senior Vice President of WRIMCO and of Waddell & Reed Asset Management Company; formerly, Senior Vice President of Waddell & Reed, Inc. Date of birth:
June 11, 1935.

Louise D. Rieke
     Vice President of the Corporation and three other funds in the Fund Complex; Vice President of WRIMCO; Vice President of Waddell & Reed Asset Management Company; formerly, Vice President of Waddell & Reed, Inc. Date of birth: April 24, 1949.

Mark G. Seferovich
     Vice President of the Corporation and one other fund in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed, Inc. Date of birth: April 5, 1947.

W. Patrick Sterner
     Vice President of the Corporation and one other fund in the Fund Complex; Vice President of WRIMCO; Vice President of Waddell & Reed Asset Management Company; formerly, Chief Investment Officer of The Merchants Bank. Date of birth: January 11, 1949.

Russell E. Thompson
     Vice President of the Corporation and two other funds in the Fund Complex; Senior Vice President of WRIMCO; Senior Vice President of Waddell & Reed Asset Management Company; formerly, Senior Vice President of Waddell & Reed, Inc. Date of birth: March 3, 1940.

Daniel J. Vrabac
     Vice President of the Corporation and two other funds in the Fund Complex; Vice President of WRIMCO and of Waddell & Reed Asset Management Company. Date of birth: July 24, 1954.

     The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

     As of the date of this SAI, six of the Corporation's Directors may be deemed to be "interested persons" (as defined in the 1940 Act) of the Distributor or of WRIMCO and, as such, also of the Corporation. The Directors who may be deemed to be "interested persons" are indicated as such by an asterisk.

     The Board of Directors has created an honorary position of Director Emeritus, which position a Director may elect after resignation from the Board of Directors provided the Director has attained the age of 75 and has served as a Director of the Corporation for a total of at least five years. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Corporation. Messrs. Doyle Patterson and Jay B. Dillingham retired as Directors of the Corporation and of each of the funds in the Fund Complex effective January 1, 1997 and January 14, 1997, respectively, and each has elected a position as Director Emeritus. During the Corporation's fiscal year ended March 31, 1997, Mr. Patterson received total compensation for his service as a Director of $49,000 from the Fund Complex and aggregate compensation from the Corporation of $1,666. For that fiscal year, Mr. Dillingham received total compensation for his service as a Director of $49,000 from the Fund Complex and aggregate compensation from the Corporation of $1,665.

     The Corporation, the funds in the United Group and TMK/United Funds, Inc. pay to each Director a total of $44,000 per year, plus $1,000 for each meeting of the Board of Directors attended, plus reimbursement of expenses of attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. The fees to the Directors who receive them are divided among the Corporation, the funds in the United Group and TMK/United Funds, Inc. based on the funds' relative size. During the Corporation's fiscal year ended March 31, 1997, the Corporation's Directors received the following fees for service as a director:

                               COMPENSATION TABLE

                                          Total
                         Aggregate     Compensation
                        Compensation From Corporation
                            From         and Fund
Director                Corporation      Complex*
--------                ------------   ------------
Ronald K. Richey            $  0        $     0
Keith A Tucker                 0              0
Henry L. Bellmon           1,702         50,000
Dodds I. Buchanan          1,702         50,000
Linda Graves               1,702         50,000
John F. Hayes              1,702         50,000
Glendon E. Johnson         1,666         49,000
William T. Morgan          1,702         50,000
William L. Rogers            870         24,000
Frank J. Ross, Jr.           870         24,000
Eleanor B. Schwartz        1,673         49,000
Frederick Vogel III        1,702         50,000
Paul S. Wise               1,702         50,000
*No pension or retirement benefits have been accrued as a part of Corporation expenses.

     Messrs. Concannon and Dillingham were elected as Directors on July 24, 1997. The officers are paid by WRIMCO or its affiliates.

Shareholdings

     As of June 30, 1997, all of the Corporation's Directors and officers as a group owned less than 1% of the outstanding shares of the Corporation. The following table sets forth information with respect to the Corporation, as of June 30, 1997, regarding the beneficial ownership of the series, and classes thereof, of the Corporation's shares.

                                       Shares owned
Name and Address         Series and    Beneficially
of Beneficial Owner        Class       or of Record          Percent
-------------------      ----------    ------------          -------

Liberty National Life    International Growth Fund
Insurance Company          Class B      495,398                10.40%
2001 Third Avenue South
Birmingham AL 35233

Richard Voss TR          Total Return Fund
Church TSA Archdiocese     Class Y       23,406                76.30
  of OK
FBO Unallocated Assets   Growth Fund
Church Sponsored           Class Y       14,272                86.65
  403(B) Plan
P. O. Box 32180          Limited-Term Bond Fund
Oklahoma City OK 73123     Class Y       11,322                91.11

                         International Growth Fund
                           Class Y       13,394                68.19

                         Asset Strategy Fund
                           Class Y       12,534                91.46

Fiduciary Trust Co NH TR Total Return Fund
Corporate Money Pension    Class Y        4,612                15.04
 Plan
Okanogan County Hospital International Growth Fund
  District 3               Class Y        2,086                10.62
FBO Unallocated Assets
Qualified Plan 1329481
P. O. Box 793
Omak WA 98841

M E. Collins Contracting Total Return Fund
  Co Inc                   Class Y        2,591                 8.45
401K and Profit Sharing
980 East 25th St Box 83  Growth Fund
Wahoo NE 68066             Class Y        2,147                13.04

                         Limited-Term Bond Fund
                           Class Y          999                 8.04

                         International Growth Fund
                           Class Y        4,059                20.67

                         Asset Strategy Fund
                           Class Y        1,067                 7.78

                            PAYMENTS TO SHAREHOLDERS

General

     There are two (three, in the case of certain Funds) sources for the payments a Fund makes to you as a shareholder of a class of shares of a Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the dividends, interest and earned discount on the securities a Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from a Fund's sale of securities at a price higher than a Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long a Fund has owned the securities before it sells them. The third source (in the case of Total Return Fund, Growth Fund, International Growth Fund, Asset Strategy Fund, Science and Technology Fund and High Income Fund) is net realized gains from foreign currency transactions. The payments made to shareholders from net investment income, net short-term capital gains, and net realized gains from certain foreign currency transactions are called dividends.

     Each Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gains, depending on whether securities are sold and at what price. If a Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses from a prior year or years to offset the gains. It is the policy of each Fund to make annual capital gains distributions to the extent that net capital gains are realized in excess of available capital loss carryovers.

     Income and expenses are earned and incurred separately by each Fund, and gains and losses on portfolio transactions of each Fund are attributable only to that Fund. For example, capital losses realized by one Fund would not affect capital gains realized by another Fund.

Choices You Have on Your Dividends and Distributions

     On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of a Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of a Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of a Fund of the same class as that with respect to which they were paid. All payments in shares are at net asset value without any sales charge. The net asset value used for this purpose is that computed as of the payment date for the dividend or distribution, although this could be changed by the Board of Directors.

                                     TAXES

General

     In order to qualify, or to continue to qualify, for treatment as a regulated investment company ("RIC") under the Code, a Fund (each Fund being treated as a separate entity for these purposes) must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and, for certain Funds, net gains from certain foreign currency transactions) plus, in the case of Municipal Bond Fund, its net interest income excludable from gross income under Section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- options, futures contracts or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures contracts or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures contracts with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or the securities of other RICs) of any one issuer.

     Investments in precious metals would have adverse tax consequences for Asset Strategy Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of precious metals and from other income that does not qualify under the Income Requirement or (2) held precious metals in such quantities that the Fund failed to satisfy the 50% Diversification Requirement for any quarter. Asset Strategy Fund intends to manage its portfolio so as to avoid failing to satisfy those requirements for these reasons.

     Dividends and distributions declared by a Fund in October, November or December of any year and payable to its shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December 31 falls.

     If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Fund's policy to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax. The Code permits the Fund to defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year.

Income from Foreign Securities

     Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of International Growth Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to any such election, International Growth Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by that Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax. International Growth Fund will report to its shareholders shortly after each taxable year their respective shares of that Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

     Each of International Growth Fund, Asset Strategy Fund, Total Return Fund, Growth Fund, Science and Technology Fund and High Income Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

     If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     Pursuant to proposed regulations, open-end RICs, such as the Funds, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of such a PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

Foreign Currency Gains and Losses

     Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

Income from Options, Futures and Forward Contracts and Foreign Currencies

     The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options, futures and forward contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures contracts and forward contracts thereon, that are not directly related to a Fund's principal business of investing in securities (or options and futures contracts with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

     If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gains (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of each Fund's hedging transactions. To the extent this treatment is not available, a Fund may be forced to defer the closing out of certain options, futures contracts and forward contracts and/or foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify or continue to qualify as a RIC.

     Any income a Fund earns from writing options is treated as short-term capital gains. If a Fund enters into a closing purchase transaction, it will have short-term capital gains or losses based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by a Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale. A Fund will not write so many options that it could fail to qualify or continue to qualify as a RIC.

     Certain options and futures in which the Funds may invest may be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of its taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the Fund has made an election not to have the following rules apply, are "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance are treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and for other purposes. The Fund may need to distribute any such gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax even though it may not have closed the transactions and received cash to pay the distributions.

     Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property.
Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, that apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Funds are not entirely clear.

Zero Coupon and Payment-in-Kind Securities

     Certain Funds may acquire zero coupon or other securities issued with original issue discount ("OID"). As the holder of those securities, a Fund must include in its income the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, in order to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce a Fund's ability to sell other securities, or certain options, futures contracts, forward contracts or foreign currency positions, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

Municipal Bond Fund

     The aggregate dividends excludable from the gross income of a Municipal Bond Fund shareholder may not exceed the Fund's net tax-exempt income. If the Fund's shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares. Tax-exempt interest attributable to certain private activity bonds ("PABs") (including a proportionate part of the exempt-interest dividends paid by the Fund attributable thereto) is subject to the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the Fund's tax-exempt interest was attributable to those PABs.

     Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds should consult their tax advisers before purchasing shares of the Fund because, for users of certain of these facilities, the interest on such bonds is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or industrial development bonds.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If the Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, distributions of the income earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if the Fund realizes capital gains as a result of market transactions, any distribution of those gains will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions, and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange for the purchase and sale of securities for the portfolio of each Fund. With respect to Limited-Term Bond Fund, Municipal Bond Fund and High Income Fund, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market are generally done with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained.

     To effect the portfolio transactions of a Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on relevant factors, will implement the policy of the Fund to achieve "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and or other services, including pricing or quotation services, directly or through others ("brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO or its affiliates have investment discretion.

     Such brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such brokerage services may be higher than another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO or its affiliates.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and its affiliates and investment research received for the commissions of those other accounts may be useful both to the Corporation and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

     Such investment research (which may be supplied by a third party at the instance of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in a Fund's portfolio or being considered for purchase.

     The Corporation may also use its brokerage to pay for pricing or quotation services to value securities.

     The table below sets forth the brokerage commissions paid by each of the Funds then in existence during the fiscal years ended March 31, 1997, 1996 and 1995. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

                               1997      1996      1995
                               ----     -----     -----

Total Return Fund          $200,131  $116,546  $ 84,002
Growth Fund                 136,278    64,707    44,809
Limited-Term Bond Fund          ---       ---       ---
Municipal Bond Fund             ---     1,875       ---
International Growth Fund*  254,192    68,195       ---
Asset Strategy Fund          18,737    13,615**
                           --------   -------   -------
     Total                 $609,338  $264,938  $128,811
                           ========   =======   =======
 *Formerly Global Income Fund.
**For the period from April 20, 1995, the date of the initial public offering, to 3/31/96.

     Science and Technology Fund and High Income Fund had not commenced operations prior to March 31, 1997.

     The next table shows for each of the Funds the transactions, other than principal transactions, which were directed to broker-dealers who provided research as well as execution and the brokerage commissions paid during the fiscal year ended March 31, 1997 for each of the Funds. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

                                      Amount of    Brokerage
                                   Transactions  Commissions
                                   ------------  -----------

Total Return Fund .................$113,247,996     $147,047
Growth Fund .......................  38,763,687       85,797
Limited-Term Bond Fund ............         ---          ---
Municipal Bond Fund ...............         ---          ---
International Growth Fund .........         ---          ---
Asset Strategy Fund ...............   6,726,219       12,027
                                   ------------     --------
  Total  ..........................$158,737,902     $244,871
                                   ============     ========

     Science and Technology Fund and High Income Fund had not commenced operations prior to March 31, 1997.

     As of March 31, 1997, Waddell & Reed Total Return Fund owned Merrill Lynch & Co., Inc. securities in the aggregate amount of $4,475,808. Merrill Lynch & Co., Inc. is a regular broker of the Fund. Waddell & Reed Limited-Term Bond Fund owned Merrill Lynch & Co., Inc. securities in the aggregate amount of $579,114 and Salomon Inc. securities in the aggregate amount of $509,105. Merrill Lynch & Co., Inc. amd Salomon Inc. are regular brokers of the Fund.

     The Corporation, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.

Buying and Selling With Other Funds

     The individual who manages a Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that WRIMCO will frequently place concurrent orders for all or most accounts for which WRIMCO has responsibility. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account. One or more of the Funds and one or more of the funds in the United Group and TMK/United Funds, Inc. or accounts over which Waddell & Reed Asset Management Company exercises investment discretion frequently buy or sell the same securities at the same time. If this happens, the amount of each purchase or sale is divided. This is done on the basis of the amount of securities each fund or account wanted to buy or sell. Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. However, sometimes a better negotiated commission is available.

                               OTHER INFORMATION

General

     The Corporation was organized on January 29, 1992. The name of International Growth Fund (formerly Global Income Fund) was changed effective April 20, 1995.

The Shares of the Funds

     The shares of each of the Funds represents an interest in that Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

     Each Fund offers two classes of its shares: Class B and Class Y. Each class of a Fund represents an interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class B shares are subject to a contingent deferred sales charge; Class Y shares are subject to an ongoing distribution and service fee that differs in amount from that of the Class B shares; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Funds do not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the two classes, dividends and liquidation proceeds of Class B shares are expected to be lower than for Class Y shares of the same Fund.

     Each share of each Fund (regardless of class) is entitled to one vote. On certain matters such as the election of Directors, all shares of the six Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of a particular Fund, except that as to matters for which a separate vote of a class is required by the 1940 Act or which affects the interests of one or more particular classes, the affected shareholders vote as a separate class. In voting on a Management Agreement, approval by the shareholders of a Fund is effective as to that Fund whether or not enough votes are received from the shareholders of the other Funds to approve the Management Agreement for the other Funds.

Initial Investment

     On April 24, 1992, the Distributor purchased for investment 2,000 Class B shares of each Fund (other than Asset Strategy Fund, Science and Technology Fund and High Income Fund) at a net asset value of $10.00 per share.

     On April 20, 1995, the Distributor purchased for investment 2,000 Class B shares of Asset Strategy Fund at a net asset value of $10.00 per share.

     On July 31, 1997, the Distributor purchased for investment 2,000 Class B shares and 2,000 Class Y shares of Science and Technology Fund at a net asset value of $10.00 per share.

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 1997

                                              Shares        Value
COMMON STOCKS
Apparel and Accessory Stores - 1.16%
 Gap, Inc. (The)  ........................   110,500 $  3,701,750

Apparel and Other Textile Products - 0.91%
 Tommy Hilfiger Corporation*  ............    55,700    2,910,325

Building Materials and Garden Supplies - 0.71%
 Home Depot, Inc. (The)  .................    42,200    2,257,700

Business Services - 0.99%
 Electronic Data Systems Corporation  ....    59,700    2,410,388
 Manpower Inc.  ..........................    20,500      738,000
   Total .................................              3,148,388

Chemicals and Allied Products - 17.13%
 Abbott Laboratories  ....................    60,700    3,406,788
 Air Products and Chemicals, Inc.  .......    63,500    4,310,062
 Amgen Inc.*  ............................    55,400    3,102,400
 Avon Products, Inc.  ....................    27,500    1,443,750
 BetzDearborn Inc.  ......................    44,400    2,802,750
 Colgate-Palmolive Company  ..............    33,100    3,297,588
 Crompton & Knowles Corporation  .........    43,500      848,250
 Dow Chemical Company (The)  .............    31,800    2,544,000
 du Pont (E.I.) de Nemours and Company  ..    55,200    5,851,200
 Geon Company (The)  .....................    40,700      946,275
 IMC Global, Inc.  .......................    30,400    1,098,200
 Lilly (Eli) and Company  ................    37,000    3,043,250
 Merck & Co., Inc.  ......................    38,700    3,260,475
 PPG Industries, Inc.  ...................    69,000    3,726,000
 Pfizer Inc.  ............................    35,900    3,020,087
 Praxair, Inc.  ..........................    55,200    2,477,100
 Procter & Gamble Company (The)  .........    33,100    3,806,500
 Union Carbide Corporation  ..............    48,300    2,137,275
 Warner-Lambert Company  .................    38,600    3,338,900
   Total .................................             54,460,850

Communication - 1.31%
 MCI Communications Corporation  .........    54,700    1,945,241
 SBC Communications Inc.  ................    25,400    1,336,675
 360 Communications Company*  ............    51,500      888,375
   Total .................................              4,170,291


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 1997

                                              Shares        Value

COMMON STOCKS(Continued)
Depository Institutions - 4.35%
 BankAmerica Corporation  ................    27,600 $  2,780,700
 Chase Manhattan Corporation (The)  ......    30,500    2,855,562
 Citicorp  ...............................    30,400    3,290,800
 First Bank System, Inc.  ................    27,600    2,014,800
 Norwest Corporation  ....................    62,500    2,890,625
   Total .................................             13,832,487

Electric, Gas and Sanitary Services - 0.32%
 WMX Technologies, Inc.  .................    33,100    1,013,687

Electronic and Other Electric Equipment - 9.35%
 AMP Incorporated  .......................    60,700    2,086,562
 Analog Devices, Inc.*  ..................   157,800    3,550,500
 Emerson Electric Co.  ...................    44,200    1,989,000
 General Electric Company  ...............    66,300    6,580,275
 Harman International Industries,
   Incorporated ..........................     7,980      267,330
 Intel Corporation  ......................    68,900    9,581,372
 LSI Logic Corporation*  .................    54,400    1,890,400
 Molex Incorporated, Class A  ............    33,750    1,177,031
 Rival Company (The)  ....................    69,700    1,511,584
 TRINOVA Corporation  ....................    33,100    1,108,850
   Total .................................             29,742,904

Engineering and Management Services - 0.58%
 Fluor Corporation  ......................    35,400    1,858,500

Food and Kindred Products - 1.85%
 CPC International Inc.  .................    27,600    2,263,200
 PepsiCo, Inc.  ..........................   110,500    3,605,063
   Total .................................              5,868,263

Food Stores - 0.46%
 Kroger Co. (The)*  ......................    29,000    1,471,750

Forestry - 1.12%
 Georgia-Pacific Corporation  ............    23,500    1,703,750
 Weyerhaeuser Company  ...................    41,400    1,847,475
   Total .................................              3,551,225

Furniture and Home Furnishings Stores - 0.87%
 Circuit City Stores, Inc.  ..............    83,200    2,776,800

General Building Contractors - 0.29%
 Pulte Corporation  ......................    31,100      909,675


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 1997

                                              Shares        Value
COMMON STOCKS(Continued)
General Merchandise Stores - 4.06%
 Dayton Hudson Corporation  ..............    75,800 $  3,164,650
 Federated Department Stores, Inc.*  .....    45,900    1,508,963
 Kmart Corporation*  .....................   223,200    2,706,300
 May Department Stores Company (The)  ....    55,200    2,511,600
 Wal-Mart Stores, Inc.  ..................   108,600    3,027,225
   Total .................................             12,918,738

Health Services - 1.61%
 Columbia/HCA Healthcare Corporation  ....    68,000    2,286,500
 Tenet Healthcare Corporation*  ..........    55,200    1,359,300
 Vencor, Incorporated*  ..................    38,600    1,461,975
   Total .................................              5,107,775

Heavy Construction, Excluding Building - 0.25%
 Foster Wheeler Corporation  .............    22,100      781,788

Industrial Machinery and Equipment - 14.22%
 AGCO Corporation  .......................   158,200    4,370,275
 Applied Materials, Inc.*  ...............    91,300    4,228,286
 Case Corporation  .......................    62,200    3,156,650
 Caterpillar Inc.  .......................    72,500    5,818,125
 cisco Systems, Inc.*  ...................    88,200    4,250,093
 Compaq Computer Corporation*  ...........    19,900    1,524,837
 Deere & Company  ........................   108,800    4,732,800
 Eaton Corporation  ......................    27,600    1,956,150
 Harnischfeger Industries, Inc.  .........    65,500    3,045,750
 Hewlett-Packard Company  ................    46,900    2,497,425
 Ingersoll-Rand Company  .................    22,100      964,112
 International Business Machines Corporation  17,100    2,349,113
 New Holland NV*  ........................    70,700    1,573,075
 Parker Hannifin Corporation  ............    33,100    1,415,025
 United Technologies Corporation  ........    44,200    3,326,050
   Total .................................             45,207,766

Instruments and Related Products - 2.53%
 General Motors Corporation, Class H  ....     9,700      526,225
 Guidant Corporation  ....................    53,500    3,290,250
 Medtronic, Inc.  ........................    44,200    2,751,450
 Xerox Corporation  ......................    25,700    1,461,687
   Total .................................              8,029,612

Insurance Carriers - 2.18%
 Aetna Inc.  .............................    38,500    3,306,188
 Oxford Health Plans Inc.*  ..............    62,000    3,630,844
   Total .................................              6,937,032


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 1997

                                              Shares        Value

COMMON STOCKS(Continued)
Miscellaneous Manufacturing Industries - 1.01%
 Armstrong World Industries, Inc.  .......    49,700 $  3,218,075

Miscellaneous Retail - 0.18%
 OfficeMax, Inc.*  .......................    43,875      570,375

Motion Pictures - 0.89%
 Walt Disney Company (The)  ..............    38,700    2,825,100

Nondepository Institutions - 2.53%
 Federal Home Loan Mortgage Corporation  .   159,200    4,338,200
 Fannie Mae  .............................   102,600    3,706,425
   Total .................................              8,044,625

Paper and Allied Products - 0.43%
 International Paper Company  ............    35,400    1,376,175

Petroleum and Coal Products - 2.35%
 Mobil Corporation  ......................    22,600    2,952,125
 Royal Dutch Petroleum Company  ..........    16,600    2,905,000
 Tosco Corporation  ......................    56,700    1,615,950
   Total .................................              7,473,075

Prepackaged Software - 2.76%
 Computer Associates International,
   Inc. ..................................    31,100    1,209,013
 Microsoft Corporation*  .................    44,200    4,052,565
 Oracle Systems Corporation*  ............    91,100    3,512,998
   Total .................................              8,774,576

Primary Metal Industries - 0.77%
 Aluminum Company of America  ............    35,900    2,441,200

Railroad Transportation - 0.49%
 Union Pacific Corporation  ..............    27,600    1,566,300

Rubber and Miscellaneous Plastics Products - 0.91%
 Goodyear Tire & Rubber Company (The)  ...    55,200    2,884,200

Special Trade Contractors - 1.18%
 Telefonaktiebolaget LM Ericsson,
   Class B,  ADR .........................   110,500    3,736,226

Transportation by Air - 0.86%
 AMR Corporation*  .......................    22,100    1,823,250
 Southwest Airlines Co.  .................    35,000      774,375
 US Airways Group, Inc.* .................     5,000      122,500
   Total .................................              2,720,125


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 1997

                                              Shares        Value

COMMON STOCKS(Continued)
Transportation Equipment - 5.84%
 AlliedSignal Inc.  ......................    38,700 $  2,757,375
 Boeing Company (The)  ...................    35,100    3,461,737
 Chrysler Corporation  ...................   121,500    3,645,000
 Dana Corporation  .......................    42,000    1,380,750
 General Motors Corporation  .............    55,200    3,056,700
 Northrop Grumman Corporation  ...........    46,700    3,531,688
 Sundstrand Corporation  .................    17,200      746,050
   Total .................................             18,579,300

Wholesale Trade -- Durable Goods - 0.56%
 Motorola, Inc.  .........................    29,600    1,787,100

Wholesale Trade -- Nondurable Goods - 2.81%
 Gillette Company (The)  .................   103,200    7,494,900
 Safeway Inc.*  ..........................    31,200    1,446,900
   Total .................................              8,941,800

TOTAL COMMON STOCKS - 89.82%                         $285,595,558
 (Cost: $217,306,032)


                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Communication - 0.60%
 NYNEX Corp.,
   5.58%, 4-22-97 ........................    $1,905    1,898,799

Depository Institutions - 0.57%
 U.S. Bancorp,
   Master Note ...........................     1,825    1,825,000

Food and Kindred Products - 0.17%
 General Mills, Inc.,
   Master Note ...........................       548      548,000

Insurance Agents, Brokers and Service - 1.10%
 Aon Corp.,
   5.36%, 5-12-97 ........................     3,500    3,478,635

Nondepository Institutions - 3.58%
 Island Finance Puerto Rico Inc.,
   5.26%, 4-10-97 ........................     5,865    5,857,288
 Whirlpool Financial Corp.,
   5.43%, 4-16-97 ........................     5,545    5,532,454
   Total .................................             11,389,742


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Petroleum and Coal Products - 0.98%
 Kerr-McGee Credit Corp.,
   5.7%, 4-22-97 .........................    $3,135 $  3,124,576

Security and Commodity Brokers - 1.41%
 Merrill Lynch & Co., Inc.,
   5.27%, 4-15-97 ........................     4,485    4,475,808

Textile Mill Products - 0.47%
 Sara Lee Corporation,
   Master Note ...........................     1,492    1,492,000

Transportation Equipment - 1.71%
 Echlin, Inc.,
   5.37%, 5-9-97 .........................     5,465    5,434,023

TOTAL SHORT-TERM SECURITIES - 10.59%                 $ 33,666,583
 (Cost: $33,666,583)

TOTAL INVESTMENT SECURITIES - 100.41%                $319,262,141
 (Cost: $250,972,615)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.41%)    (1,304,965)

NET ASSETS - 100.00%                                 $317,957,176


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
GROWTH FUND
MARCH 31, 1997

                                              Shares        Value
COMMON STOCKS
Business Services - 20.89%
 America Online, Inc.*  ..................   160,000 $  6,780,000
 CKS Group, Inc.*  .......................   150,000    3,103,050
 CUC International Inc.*  ................   150,000    3,375,000
 CompuServe Corporation*  ................   200,000    1,962,400
 FactSet Research Systems, Inc.*  ........   175,000    3,390,625
 HBO & Company  ..........................    55,900    2,658,716
 HCIA Inc.*  .............................    70,000    1,168,090
 Health Management Systems, Inc.*   ......    84,400      553,833
 IMNET Systems, Inc.*  ...................   100,000    1,481,200
 Mecon, Inc.*  ...........................   120,000      438,720
 PHAMIS, Inc.*  ..........................   110,000    1,980,000
 Parametric Technology Corporation*  .....   130,000    5,858,060
 SCB Computer Technology, Inc.*  .........   150,000    2,512,500
 Shared Medical Systems Corporation  .....   100,000    4,662,500
 Synopsys, Inc.*  ........................    60,000    1,503,720
   Total .................................             41,428,414

Chemicals and Allied Products - 1.16%
 Watson Pharmaceuticals Inc.*  ...........    64,500    2,297,812

Communication - 6.80%
 COLT Telecom Group plc, ADR*  ...........    75,000    1,439,025
 Cincinnati Bell Inc.  ...................    50,000    2,825,000
 Intermedia Communications of
   Florida, Inc.* ........................   150,000    2,475,000
 360 Communications Company*  ............   200,000    3,450,000
 WorldCom Inc.*  .........................   150,000    3,290,550
   Total .................................             13,479,575

Electronic and Other Electric Equipment - 2.23%
 Ascend Communications, Inc.*  ...........    50,000    2,040,600
 Atmel Corporation*  .....................   100,000    2,393,700
   Total .................................              4,434,300

Engineering and Management Services - 1.20%
 Transition Systems, Inc.*  ..............   200,000    2,375,000

Food and Kindred Products - 1.16%
 Tootsie Roll Industries, Inc.  ..........    51,500    2,311,063

Furniture and Home Furnishings Stores - 0.71%
 Williams-Sonoma, Inc.*   ................    48,750    1,401,562

Health Services - 6.41%
 American Healthcorp, Inc.*  .............   200,000    2,237,400
 Physicians Resource Group, Inc.*  .......   200,000    2,650,000
 Quorum Health Group, Inc.*  .............   100,000    3,093,700
 Vencor, Incorporated*  ..................   125,000    4,734,375
   Total .................................             12,715,475


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
GROWTH FUND
MARCH 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Hotels and Other Lodging Places - 1.23%
 Vail Resorts, Inc.*  ....................   125,500 $  2,447,250

Industrial Machinery and Equipment - 1.85%
 Franklin Electronic Publishers, Inc.*  ..   150,000    1,762,500
 Tractor Supply Company*  ................   100,000    1,912,500
   Total .................................              3,675,000

Instruments and Related Products - 8.07%
 DePuy, Inc.*  ...........................   150,000    3,281,250
 LUNAR CORPORATION*  .....................   100,000    3,400,000
 St. Jude Medical, Inc.*  ................   100,000    3,337,500
 STERIS Corporation*  ....................   150,000    3,665,550
 Target Therapeutics, Inc.*  .............    35,000    2,314,375
   Total .................................             15,998,675

Insurance Agents, Brokers and Services - 1.13%
 CRA Managed Care, Inc.*  ................    60,000    2,235,000

Insurance Carriers - 1.92%
 United HealthCare Corporation  ..........    80,000    3,810,000

Miscellaneous Manufacturing Industries - 4.14%
 Blyth Industries, Inc.*  ................   111,900    4,042,388
 Tiffany & Co.  ..........................   110,000    4,180,000
   Total .................................              8,222,388

Miscellaneous Retail - 0.77%
 Books-A-Million, Inc.*  .................    15,300       73,624
 MSC Industrial Direct Co., Inc.*  .......    50,000    1,456,250
   Total .................................              1,529,874

Personal Services - 3.30%
 Block (H&R), Inc.  ......................    60,000    1,762,500
 Equity Corporation International*  ......   225,000    4,781,250
   Total .................................              6,543,750

Prepackaged Software - 9.21%
 BMC Software, Inc.*  ....................    50,000    2,303,100
 Broderbund Software, Inc.*  .............   100,000    2,175,000
 Cerner Corporation*  ....................   150,000    1,950,000
 Dendrite International, Inc.*  ..........   150,000    1,425,000
 Expert Software, Inc.*  .................   150,000      318,750
 GT Interactive Software Corp.*  .........    60,000      431,220
 HPR Inc.*  ..............................   160,000    1,780,000
 Intuit Inc.*  ...........................   175,000    4,046,875
 Medic Computer Systems, Inc.*  ..........   200,000    3,212,400
 Premenos Technology Corp.*  .............   100,000      625,000
   Total .................................             18,267,345


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
GROWTH FUND
MARCH 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Real Estate - 2.13%
 Stewart Enterprises, Inc., Class A  .....   116,100 $  4,223,137

Stone, Clay and Glass Products - 2.31%
 Department 56, Inc.*  ...................   150,000    2,606,250
 Gentex Corporation*  ....................   100,000    1,981,200
   Total .................................              4,587,450

Trucking and Warehousing - 0.56%
 Heartland Express, Inc.*  ...............    57,733    1,111,360

Wholesale Trade -- Durable Goods - 1.63%
 OmniCare, Inc.  .........................   137,600    3,233,600

TOTAL COMMON STOCKS - 78.81%                         $156,328,030
 (Cost: $153,885,493)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 2.16%
 BOC Group PLC (The),
   5.34%, 4-7-97 .........................    $4,290    4,286,182

 Communication - 2.17%
 NYNEX Corp.,
   5.58%, 4-22-97 ........................     4,325    4,310,922

 Depository Institutions - 0.11%
 U.S. Bancorp,
   Master Note ...........................       213      213,000

 Electric, Gas and Sanitary Services - 3.92%
 Carolina Power & Light Co.,
   5.32%, 4-10-97 ........................     7,780    7,769,653

 Food and Kindred Products - 1.34%
 General Mills, Inc.,
   Master Note ...........................        46       46,000
 Hercules Inc.,
   5.65%, 4-21-97 ........................     2,615    2,606,792
   Total .................................              2,652,792


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
GROWTH FUND
MARCH 31, 1997
                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Insurance Agents, Brokers and Service - 2.19%
 Aon Corp.,
   5.47%, 4-18-97 ........................    $4,360 $  4,348,738

 Insurance Carriers - 1.63%
 USAA Capital Corp.,
   5.28%, 4-29-97 ........................     3,250    3,236,653

 Metal Mining - 1.92%
 BHP Finance (USA) Inc.,
   5.32%, 4-4-97 .........................     3,820    3,818,306

 Petroleum and Coal Products - 2.42%
 Kerr-McGee Credit Corp.,
   5.7%, 4-22-97 .........................     4,820    4,803,974

 Textile Mill Products - 0.01%
 Sara Lee Corporation,
   Master Note ...........................        13       13,000

Total Commercial Paper - 17.87%                        35,453,220

Municipal Obligations - 2.15%
 California
 Oakland-Alameda County Coliseum Lease Revenue
   Bonds (Oakland Coliseum Project), 1995 Series
   B-1 (Canadian Imperial Bank of Commerce),
   5.42%, 4-10-97 ........................     4,255 $  4,255,000

TOTAL SHORT-TERM SECURITIES - 20.02%                 $ 39,708,220
 (Cost: $39,708,220)

TOTAL INVESTMENT SECURITIES - 98.83%                 $196,036,250
 (Cost: $193,593,713)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.17%       2,315,460

NET ASSETS - 100.00%                                 $198,351,710


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 1997

                                              Shares        Value

COMMON STOCKS AND WARRANTS
Argentina - 1.79%
 Capex S.A., Class A (A)  ................    50,000  $   500,000
 Disco S.A., Sponsored ADR*  .............    12,500      407,813
   Total .................................                907,813

Australia - 0.92%
 Westpac Banking Corporation Limited (A)      80,000      464,069

Denmark - 0.95%
 Sydbank A/S (A)  ........................    10,000      483,160

Finland - 1.96%
 Nokia Corporation, Series K (A)  ........     7,000      417,743
 TT Tieto Oy [Class B] (A)  ..............     7,000      576,149
   Total .................................                993,892

France - 13.31%
 Accor S.A. (A)  .........................     2,400      349,666
 Banque Nationale de Paris (A)  ..........    13,000      579,090
 Business Objects S.A., ADR*  ............    30,000      296,250
 Cap Gemini Sogeti S.A. (A)*  ............    10,000      608,068
 Chargeurs International S.A. (A)*  ......     6,000      373,925
 Cofidur (A)*  ...........................     9,683      410,465
 Compagnie Generale des Eaux (A)  ........     2,500      340,636
 Elf Aquitaine S.A. (A)  .................     4,000      411,078
 GEA Grenobloise d'Electronique et
   d'Automatismes (A) ....................    10,000      600,232
 Generale de Geophysique S.A. (A)*  ......     4,500      406,358
 Group Axime (A)*  .......................     4,000      474,486
 Rhone-Poulenc S.A. (A)*  ................    20,000      677,888
 Societe Generale (A)  ...................     4,000      468,786
 Societe Industrielle de Transports
   Automobiles S.A. (A) ..................     1,500      300,027
 Union Financiere de France Banque S.A. (A)    4,044      449,453
   Total .................................              6,746,408

Germany - 4.99%
 CKAG Colonia Konzern AG (A) .............     4,000      376,499
 Daimler-Benz AG (A)* ....................     9,500      759,772
 eff-eff Fritz Fuss GmbH & Co. (A)  ......     5,000      215,827
 IVG Holding AG (A)  .....................     9,000      311,871
 Plettac AG (A)  .........................     2,000      432,854
 Rofin-Sinar Technologies Inc. (A)*  .....    30,000      431,250
   Total .................................              2,528,073


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 1997

                                              Shares        Value
COMMON STOCKS AND WARRANTS (Continued)
Hong Kong - 5.59%
 China Travel International Investment
   Hong Kong Limited (A) .................   670,000  $   322,082
 GZI Transport Limited, Warrants (A)*  ...   130,000       23,152
 Guangdong Corporation Limited (A)  ......   484,000      415,368
 Guangdong Tannery Ltd. (A)*  ............    24,200        7,105
 Guangnan Holdings Limited (A)  ..........   250,000      324,244
 HSBC Holdings plc (A)  ..................    25,000      580,735
 Hysan Development Company Limited (A)  ..    80,000      239,521
 JCG Holdings Ltd. (A)  ..................   280,000      220,421
 National Mutual Asia Ltd. (A)  ..........   300,000      313,597
 Tingyi (Cayman Islands) Holding Corp.(A)* 1,776,000      387,343
   Total .................................              2,833,568

Indonesia - 2.31%
 PT Bank NISP, F (A)*  ...................   840,000      384,860
 Pt Steady Safe Transportation
   Service, F (A) ........................   283,333      336,335
 Pt United Tractors, F (A)  ..............   150,000      449,836
   Total .................................              1,171,031

Israel - 0.45%
 Check Point Software Technologies Ltd.*      11,000      226,875

Italy - 1.51%
 Industrie Natuzzi S.p.A., ADR  ..........    20,000      477,500
 STET - Societa Financiaria
   Telefonica p.a. (A) ...................    80,000      289,382
   Total .................................                766,882

Japan - 3.93%
 Daiichi Corporation (A)  ................    10,000      145,608
 Eisai Co., Ltd. (A)  ....................    15,000      257,240
 NEC Corporation (A)  ....................    30,000      339,751
 Nintendo Corp., Ltd. (A)  ...............     6,000      430,998
 Promise Co., Ltd. (A)  ..................     6,500      272,367
 Tokyo Electron Limited (A)  .............    16,500      547,242
   Total .................................              1,993,206

Malaysia - 0.83%
 Multi-Purpose Hldgs Bhd(#) (A)  .........   200,000      419,778


               See Notes to Schedules of Investments on page 109.

THE INVESTMEN4TS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 1997

                                              Shares        Value
COMMON STOCKS AND WARRANTS (Continued)
Mexico - 2.62%
 Corporacion Industrial Sanluis, S.A.
   de C.V., CPO (A) ......................    29,500  $   177,542
 Empresas ICA Sociedad Controladora,
   S.A. de C.V., ADS* ....................    10,000      158,750
 Gruma, S.A., Class B (A)*  ..............    61,326      299,151
 Grupo Financiero Inbursa, S.A. de
   C.V., Class B (A) .....................    80,000      282,800
 Grupo Radio Centro, S.A. de C.V., ADR  ..    10,000       86,250
 Grupo Televisa, S.A., GDR*  .............    13,000      323,375
   Total .................................              1,327,868

Netherlands - 8.66%
 Cap Gemini Sogeti S.A. (A)*  ............    15,000      544,029
 Fugro N.V. (A)  .........................    40,000      853,379
 Getronics N.V. (A)  .....................    15,000      488,026
 Internatio-Muller N.V. (A)  .............    18,000      550,109
 Koninklijke Boskalis Westminster
   N.V. (A) ..............................    30,000      598,432
 Koninklijke Pakhoed NV (A)  .............    15,000      503,227
 Ordina Beheer N.V. (A)*  ................     7,500      522,028
 Qiagen N.V., ADR*  ......................    10,000      331,250
   Total .................................              4,390,480

Norway - 3.16%
 Blom ASA (A)  ...........................    15,000      549,765
 Merkantildata A/S (A)  ..................    25,000      565,602
 Schibsted AS (A)  .......................    24,000      485,061
   Total .................................              1,600,428

Philippines - 1.13%
 Belle Corporation (A)*  ................. 1,000,000      318,786
 Filinvest Development Corporation (A)  ..   900,000      256,167
   Total .................................                574,953

Portugal - 0.72%
 Portugal Telecom, S.A.,
   Ordinary Shares, ADS ..................    10,000      367,500

Singapore - 0.79%
 Uraco Holdings Limited (A)  .............   650,000      402,595

Spain - 2.39%
 Abengoa, S.A. (A)*  .....................    13,113      473,360
 Sociedad General de Aquas de
   Barcelona, S.A. (A) ...................    10,000      375,141
 Tele Pizza, S.A. (A)*  ..................     8,354      363,654
   Total .................................              1,212,155


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 1997
                                              Shares        Value
COMMON STOCKS AND WARRANTS (Continued)
Sweden - 6.95%
 Astra AB, Class A (A)  ..................    10,000      484,218
 Biacore International AB, ADR*  .........    15,000      273,750
 Biora AB (A)*  ..........................    40,000      422,445
 Bure Investment AB (A)  .................    20,000      260,375
 Celsius Industrier AB, Class B (A)*  ....     7,000      134,372
 Diligentia AB (A)*  .....................     9,000      104,615
 Enator AB (A)*  .........................    12,500      297,239
 Frontec AB, Class B (A)*  ...............    16,000      161,539
 Kinnevik AB, Series B (A)  ..............     6,000      168,181
 Medical Invest Svenska AB (A)*  .........    16,600      584,383
 Skandia Group Insurance
   Company Ltd. (A) ......................    20,000      631,011
   Total .................................              3,522,128

Switzerland - 9.65%
 The Ares-Serono Group, Class B (A)  .....       600      789,990
 Brauerei Eichhof AG (A)  ................       120      246,090
 Choco Lindt & Spru AG, Registered (A)  ..        20      386,514
 Ciba Specialty Chemicals Holding Inc.*  .       501       41,445
 Credit Suisse Group, Registered
   Shares (A) ............................    10,000    1,201,251
 Novartis AG (A)*  .......................       501      622,027
 SMH Swiss Corporation (A)  ..............       760      422,663
 Swisslog Holding AG (A)*  ...............     2,000      709,072
 Zurich Insurance Company (A)  ...........     1,500      472,367
   Total .................................              4,891,419

Taiwan - 1.13%
 Want Want Holdings Ltd.*  ...............   200,000      574,000

Thailand - 1.01%
 Srithai Superware Public Company
   Limited, F (A) ........................   102,300      511,894

United Kingdom - 13.49%
 Avis Europe PLC (A)*  ...................   250,000      542,916
 Corporate Services Group plc (A)  .......   225,000      740,340
 Dr Solomon's Group PLC, ADR*  ...........    42,500      935,000
 Freepages Group plc (A)*  ............... 1,000,000      751,856
 Hays plc (A)  ...........................    60,000      537,980
 JBA Holdings plc (A) ....................    44,000      528,438
 Johnson Matthey plc (A)  ................    30,000      269,730
 Michael Page Group plc (A)  .............    60,000      531,070
 Misys plc (A)  ..........................    30,000      616,950
 Professional Staff plc, ADR*  ...........    65,000      568,750
 Tomkins plc (A)  ........................    80,000      357,995
 Vodafone Group Plc (A)  .................   100,000      458,188
   Total .................................              6,839,213

TOTAL COMMON STOCKS AND WARRANTS - 90.24%             $45,749,388
 (Cost: $41,064,648)


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 1997

                                              Shares        Value

PREFERRED STOCKS
Brazil - 3.09%
 Telebras S.A., ADR  .....................     5,000  $   511,875
 Telecomunicacoes de Sao Paulo S.A.  ..... 2,500,000      635,453
 Telecomunicacoes do Rio de
   Janeiro S.A.* ......................... 3,000,000      416,706
   Total .................................              1,564,034

Germany - 1.67%
 Marschollek, Lautenschlager und
   Partner AG (A) ........................     2,500      524,580
 Moebel Walther AG (A)  ..................     6,000      323,741
   Total .................................                848,321

TOTAL PREFERRED STOCKS - 4.76%                        $ 2,412,355
 (Cost: $2,112,409)
                                           Principal
                                           Amount in
                                           Thousands
OTHER GOVERNMENT SECURITY - 0.31%
Australia
 Queensland Treasury Corporation,
   12.0%, 5-15-97 (B) ....................     $A200  $   157,813
 (Cost: $146,778)
                                                Face
                                           Amount in
                                           Thousands
UNREALIZED GAIN ON OPEN FORWARD CURRENCY CONTRACTS - 0.15%
 Deutsche Marks, 4-21-97 (B)  ............   DM1,458       24,523
 Swiss Francs, 4-21-97 (B)  ..............  SFr1,680       49,265
   Total .................................            $    73,788
                                           Principal
                                           Amount in
                                           Thousands
SHORT-TERM SECURITIES
Depository Institutions - 4.01%
 U.S. Bancorp,
   Master Note ...........................    $2,032    2,032,000

Food and Kindred Products - 4.17%
 General Mills, Inc.,
   Master Note ...........................     2,115    2,115,000

Textile Mill Products - 2.57%
 Sara Lee Corporation,
   Master Note ...........................     1,305    1,305,000

TOTAL SHORT-TERM SECURITIES - 10.75%                $   5,452,000
 (Cost: $5,452,000)


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 1997

                                                            Value

TOTAL INVESTMENT SECURITIES - 106.21%                 $53,845,344
 (Cost: $48,775,835)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (6.21%)    (3,145,997)

NET ASSETS - 100.00%                                  $50,699,347


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
ASSET STRATEGY FUND
MARCH 31, 1997

                                              Shares        Value

COMMON STOCKS
Business Services - 2.53%
 Adaptec Inc.*  ..........................     4,900    $   174,866
 First Data Corporation  .................     3,200        108,400
 Red Brick Systems, Inc.*  ...............     4,300         59,392
   Total .................................                  342,658

Chemicals and Allied Products - 6.80%
 IMC Global, Inc.  .......................     8,500        307,063
 Nalco Chemical Company  .................    10,600        396,175
 Praxair, Inc.  ..........................     4,800        215,400
   Total .................................                  918,638

Communication - 9.54%
 Cox Communications, Inc.*  ..............    16,000        330,000
 Nokia Corporation, Series A, ADS  .......     8,500        495,125
 SBC Communications Inc.  ................     4,300        226,287
 360 Communications Company*  ............    13,800        238,050
   Total .................................                1,289,462

Electric, Gas and Sanitary Services - 1.90%
 Sonat Inc.  .............................     4,700        256,150

Food and Kindred Products - 2.26%
 Seagram Company Ltd. (The)  .............     8,000        306,000

Furniture and Fixtures - 0.67%
 Lear Corporation*  ......................     2,700         90,112

General Merchandise Stores - 3.70%
 Federated Department Stores, Inc.*  .....     8,000        263,000
 May Department Stores Company (The)  ....     5,200        236,600
   Total .................................                  499,600

Health Services - 2.04%
 Living Centers of America, Inc.*  .......     8,000        276,000

Heavy Construction, Excluding Building - 2.04%
 Koninklijke Boskalis Westminster N.V. (A)    13,812        275,518

Holding and Other Investment Offices - 1.78%
 LTC Properties, Inc.  ...................    14,500        241,062


               See Notes to Schedule of Investments on page 109.

THE INVESTMENTS OF
ASSET STRATEGY FUND
MARCH 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Industrial Machinery and Equipment - 5.64%
 AGCO Corporation  .......................     4,100    $   113,262
 Case Corporation  .......................     4,800        243,600
 Harnischfeger Industries, Inc.  .........     3,000        139,500
 Integrated Process Equipment Corp.* .....     8,800        147,946
 New Holland NV  .........................     5,300        117,925
   Total .................................                  762,233

Instruments and Related Products - 2.41%
 General Motors Corporation, Class H  ....     6,000        325,500

Personal Services - 1.93%
 Equity Corporation International*  ......    12,300        261,375

Petroleum and Coal Products - 5.13%
 Mobil Corporation  ......................     1,800        235,125
 Royal Dutch Petroleum Company  ..........     1,300        227,500
 Tosco Corporation  ......................     8,100        230,850
   Total .................................                  693,475

Prepackaged Software - 3.04%
 Maxis, Inc.*  ...........................    25,000        182,800
 Oracle Systems Corporation*  ............     5,900        227,516
   Total .................................                  410,316

Textile Mill Products - 1.19%
 Polymer Group, Inc. *  ..................    12,100        160,325

Transportation by Air - 2.56%
 Delta Air Lines, Inc.  ..................     1,400        117,775
 Southwest Airlines Co.  .................    10,300        227,888
   Total .................................                  345,663

Transportation Equipment - 1.73%
 Sundstrand Corporation  .................     5,400        234,225

TOTAL COMMON STOCKS - 56.89%                            $ 7,688,312
 (Cost: $8,037,016)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Amusement and Recreation Services - 2.49%
 Trump Atlantic City Associates,
   11.25%, 5-1-2006 ......................      $370        336,700

Chemicals and Allied Products - 2.15%
 The BOC Group, Inc.,
   5.875%, 1-29-2001 .....................       300        290,124


               See Notes to Schedule of Investments on page 109.

THE INVESTMENTS OF
ASSET STRATEGY FUND
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Depository Institutions - 4.42%
 Banco de Inversion y Comercio Exterior S.A.,
   9.375%, 12-27-2000 (C) ................      $300    $   302,439
 Banco Nacional de Comercio Exterior, S.N.C.,
   7.5%, 7-1-2000 ........................       300        294,150
   Total .................................                  596,589

Electric, Gas and Sanitary Services - 2.28%
 Compania de Transporte de Energia Electrica
   en Alta Tension TRANSENER Sociedad Anonima,
   9.625%, 7-15-99 (C) ...................       300        308,250

Electronic and Other Electric Equipment - 1.40%
 VLSI Technology, Inc., Convertible,
   8.25%, 10-1-2005 ......................       200        189,376

Food and Kindred Products - 2.07%
   Coca-Cola Bottling Co. Consolidated,
   6.85%, 11-1-2007 ......................       300        279,468

Paper and Allied Products - 3.00%
 Buckeye Cellulose Corporation,
   9.25%, 9-15-2008 ......................       400        406,000

Primary Metal Industries - 2.23%
 Ispat Mexicana, S.A. de C.V.,
   10.375%, 3-15-2001 (C) ................       300        301,500

Printing and Publishing - 2.44%
 Viacom International, Inc.,
   9.125%, 8-15-99 .......................       325        329,875

TOTAL CORPORATE DEBT SECURITIES - 22.48%                $ 3,037,882
 (Cost: $3,112,022)


               See Notes to Schedule of Investments on page 109.

THE INVESTMENTS OF
ASSET STRATEGY FUND
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

FOREIGN GOVERNMENT SECURITIES
 Argentina - 2.26%
 The Republic of Argentina,
   9.25%, 2-23-2001 ......................      $300    $   306,000

 Mexico - 2.11%
 United Mexican States,
   6.97%, 8-12-2000 ......................       300        284,619

TOTAL FOREIGN GOVERNMENT SECURITIES - 4.37%             $   590,619
 (Cost: $589,343)

UNITED STATES GOVERNMENT SECURITIES
 United States Treasury:
   6.125%, 5-31-97 .......................       850        850,527
   7.25%, 2-15-98 ........................        60         60,582
   7.125%, 2-29-2000 .....................        60         60,806
   7.5%, 2-15-2005 .......................        60         62,072
   9.125%, 5-15-2018 .....................       500        601,875

TOTAL UNITED STATES GOVERNMENT SECURITIES - 12.11%      $ 1,635,862
 (Cost: $1,715,797)

TOTAL SHORT-TERM SECURITIES - 2.40%                     $   324,000
 (Cost: $324,000)

TOTAL INVESTMENT SECURITIES - 98.25%                    $13,276,675
 (Cost: $13,778,178)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.75%           237,031

NET ASSETS - 100.00%                                    $13,513,706


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
LIMITED-TERM BOND FUND
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Chemicals and Allied Products - 2.85%
 American Home Products Corporation,
   7.7%, 2-15-2000 .......................      $500  $   510,195

Communication - 2.91%
 GTE Corporation,
   8.85%, 3-1-98 .........................       510      520,837

Depository Institutions - 6.66%
 First Chicago Corporation,
   7.625%, 1-15-2003 .....................       600      609,702
 Wells Fargo & Company,
   8.375%, 5-15-2002 .....................       558      580,214
   Total .................................              1,189,916

Food and Kindred Products - 1.35%
 ConAgra, Inc.,
   9.75%, 11-1-97 ........................       236      240,758

General Merchandise Stores - 6.89%
 Dillard Department Stores, Inc.,
   8.75%, 6-15-98 ........................       200      204,806
 Penney (J.C.) Company, Inc.,
   10.0%, 10-15-97 .......................       505      514,817
 Sears, Roebuck and Co.,
   8.2%, 4-15-99 .........................       500      511,645
   Total .................................              1,231,268

Industrial Machinery and Equipment - 2.88%
 Tenneco Inc.,
   8.2%, 11-15-99 ........................       500      514,370

Instruments and Related Products - 4.01%
 Baxter International Inc.,
   8.125%, 11-15-2001 ....................       350      360,189
 Polaroid Corporation,
   8.0%, 3-15-99 .........................       350      357,045
   Total .................................                717,234


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
LIMITED-TERM BOND FUND
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Nondepository Institutions - 11.71%
 Associates Corporation of North America,
   8.25%, 12-1-99 ........................      $500  $   516,215
 Avco Financial Services, Inc.,
   7.375%, 8-15-2001 .....................       500      502,305
 Ford Motor Credit Company,
   4.3%, 7-15-98 .........................        24       24,380
 General Motors Acceptance Corporation:
   6.375%, 9-23-97 .......................        50       50,069
   7.75%, 1-15-99 ........................       500      508,210
 Norwest Financial, Inc.,
   6.2%, 9-15-99 .........................       500      492,685
   Total .................................              2,093,864

Personal Services - 2.74%
 Service Corporation International,
   6.375%, 10-1-2000......................       500      489,040

Petroleum and Coal Products - 4.15%
 Chevron Corporation,
   8.11%, 12-1-2004 ......................       520      538,762
 Phillips Petroleum Company,
   9.5%, 11-15-97 ........................       200      203,408
   Total .................................                742,170

Railroad Transportation - 2.86%
 Union Pacific Corporation,
   7.875%, 2-15-2002 .....................       500      511,410

Security and Commodity Brokers - 6.09%
 Merrill Lynch & Co., Inc.,
   6.0%, 1-15-2001........................       600      579,114
 Salomon Inc.,
   7.75%, 5-15-2000.......................       500      509,105
   Total .................................              1,088,219

Textile Mill Products - 2.86%
 Fruit of the Loom, Inc.,
   7.875%, 10-15-99 ......................       500      511,635

Transportation by Air - 2.93%
 Federal Express Corporation,
   10.0%, 9-1-98 .........................       500      522,725

TOTAL CORPORATE DEBT SECURITIES - 60.89%              $10,883,641
 (Cost: $11,014,208)


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
LIMITED-TERM BOND FUND
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BOND - 2.46%
 Kansas
 Kansas Development Finance Authority,
   Health Facilities Revenue Bonds
   (Stormont-Vail HealthCare, Inc.),
   7.25%, 11-15-2002 .....................      $440  $   439,450
 (Cost: $440,000)

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation:
   5.5%, 4-15-2013 .......................        68       67,752
   5.5%, 9-15-2013 .......................         1        1,104
   6.4%, 2-15-2018 .......................       250      244,608
 Federal National Mortgage Association:
   6.0%, 11-1-2000 .......................       348      333,155
   5.0%, 12-25-2001 ......................        38       37,361
   7.95%, 3-7-2005 .......................       500      504,765
   8.0%, 2-1-2008 ........................       240      243,919
   6.0%, 1-1-2009 ........................       293      275,099
   6.0%, 2-1-2009 ........................       296      278,479
   6.5%, 12-1-2010 .......................       671      645,348
   6.0%, 1-1-2011 ........................       546      513,192
   6.5%, 2-1-2011 ........................       556      534,896
   7.0%, 5-1-2011 ........................       468      459,903
   7.0%, 7-1-2011 ........................       472      464,091
   7.0%, 9-25-2020 .......................        33       32,575
   7.0%, 4-1-2026 ........................       491      469,052
 Government National Mortgage Association:
   6.5%, 10-15-2008 ......................       230      221,906
   7.0%, 7-15-2010 .......................       450      444,093

TOTAL UNITED STATES GOVERNMENT SECURITIES - 32.29%     $5,771,298
 (Cost: $5,957,050)


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
LIMITED-TERM BOND FUND
MARCH 31, 1997

                                                            Value

TOTAL SHORT-TERM SECURITIES - 3.76%                   $   673,000
 (Cost: $673,000)

TOTAL INVESTMENT SECURITIES - 99.40%                  $17,767,389
 (Cost: $18,084,258)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.60%         107,650

NET ASSETS - 100.00%                                  $17,875,039


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS
ARIZONA - 0.75%
 City of Bullhead City, Arizona, Bullhead
   Parkway Improvement District,
   Improvement Bonds,
   6.1%, 1-1-2013 ........................    $  270  $   273,375

ARKANSAS - 3.95%
 City of Blytheville, Arkansas, Solid Waste
   Recycling and Sewage Treatment Revenue
   Bonds (Nucor Corporation Project), Series 1992,
   6.9%, 12-1-2021 .......................     1,000    1,055,000
 Baxter County, Arkansas, Industrial Development
   Revenue Refunding Bonds (Aeroquip Corporation
   Project), Series 1993,
   5.8%, 10-1-2013 .......................       400      392,000
   Total .................................              1,447,000

CALIFORNIA - 3.58%
 Foothill/Eastern Transportation Corridor
   Agency, Toll Road Revenue Bonds, Series
   1995A,
   0.0%, 1-1-2013 (D) ....................     2,000    1,310,000

COLORADO - 2.79%
 City and County of Denver, Colorado, Special
   Facilities Airport Revenue Bonds (United
   Air Lines Project), Series 1992A,
   6.875%, 10-1-2032 .....................     1,000    1,022,500

DISTRICT OF COLUMBIA - 1.96%
 District of Columbia, Redevelopment Land
   Agency (Washington, D.C.), Sports Arena
   Special Tax Revenue Bonds (Series 1996),
   5.625%, 11-1-2010 .....................       750      718,125

GUAM - 0.68%
 Guam Power Authority, Revenue Bonds,
   1992 Series A,
   6.3%, 10-1-2022 .......................       250      250,625


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
ILLINOIS - 1.11%
 Illinois Development Finance Authority,
   Local Government Program Revenue Bonds,
   Series 1993 (Village of Maywood Project),
   6.0%, 1-1-2008 ........................    $  400   $  405,000

INDIANA - 5.11%
 City of Sullivan, Indiana, Pollution
   Control Revenue Refunding Bonds
   (Indiana Michigan Power Company Project),
   Series C,
   5.95%, 5-1-2009 .......................     1,500    1,494,375
 East Chicago Elementary School Building
   Corporation (Lake County, Indiana),
   First Mortgage Bonds, Series 1993A,
   5.5%, 1-15-2016 .......................       400      377,500
   Total .................................              1,871,875

IOWA - 0.93%
 Scott County, Iowa, Refunding Certificates
   of Participation (County Golf Course
   Project, Series 1993),
   6.2%, 5-1-2013 ........................       340      341,700

LOUISIANA - 0.58%
 Parish of St. Charles, State of Louisiana,
   Pollution Control Revenue Bonds (Union
   Carbide Project), Series 1992,
   7.35%, 11-1-2022 ......................       200      214,000

MARYLAND - 7.41%
 Prince George's County, Maryland,
   Project and Refunding Revenue Bonds
   (Dimensions Health Corporation Issue),
   Series 1994,
   5.375%, 7-1-2014 ......................     1,000      932,500
 Northeast Maryland Waste Disposal
   Authority, Solid Waste Revenue Bonds
   (Montgomery County Resource Recovery
   Project), Series 1993A,
   6.2%, 7-1-2010 ........................       665      673,313
 Montgomery County Revenue Authority
   (Maryland), Golf Course System Revenue
   Bonds, Series 1996A,
   6.125%, 10-1-2022 .....................       650      632,125


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
MARYLAND (Continued)
 Maryland Health and Higher Educational
   Facilities Authority, Project and
   Refunding Revenue Bonds, Doctors Community
   Hospital Issue, Series 1993,
   5.75%, 7-1-2013 .......................    $  500   $  477,500
   Total .................................              2,715,438

MICHIGAN - 2.52%
 Michigan State Hospital Finance
   Authority, Hospital Revenue Refunding
   Bonds (Crittenton Hospital),
   Series 1994A,
   5.25%, 3-1-2014 .......................     1,000      923,750

MISSOURI - 0.70%
 City of Ste. Genevieve, Missouri, Waterworks
   Revenue Bonds, Series 1993,
   6.6%, 2-1-2013 ........................       250      254,688

MONTANA - 3.99%
 Montana Health Facility Authority, Health Care
   Revenue Bonds, Series 1996 (Community Medical
   Center, Inc.),
   6.375%, 6-1-2018 ......................     1,500    1,460,625

NEBRASKA - 1.36%
 Nebraska Higher Education Loan Program, Inc.,
   Senior Subordinate Bonds, 1993-2
   Series A-SA,
   6.2%, 6-1-2013 ........................       500      497,500

NEVADA - 2.59%
 West Wendover Recreation District, Elko
   County, Nevada, General Obligation
   (Limited Tax), Recreational Facilities
   and Refunding Bonds, Series 1996,
   6.25%, 12-1-2021 ......................       950      947,625

NEW JERSEY - 4.18%
 New Jersey Economic Development Authority,
   Economic Development Refunding Bonds (Preston
   Trucking Company, Inc. - 1996 Project),
   6.5%, 9-1-2014 ........................     1,500    1,530,000


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
NEW MEXICO - 4.70%
 City of Albuquerque, New Mexico, Gross
   Receipts/Lodgers' Tax Refunding and
   Improvement Revenue Bonds, Series 1991B,
   0.0%, 7-1-2013 ........................    $4,500  $ 1,721,250

NEW YORK - 8.44%
 New York State Thruway Authority,
   Local Highway and Bridge Service
   Contract Bonds:
   Series 1995,
   6.25%, 4-1-2014 .......................     1,400    1,410,500
   Series 1993,
   5.25%, 4-1-2013 .......................       500      455,625
 New York City Industrial Development Agency,
   Amended and Restated Industrial Development
   Revenue Bonds (1991 Japan Airlines Company,
   Ltd. Project),
   6.0%, 11-1-2015 .......................     1,000    1,021,250
 Onondaga County Resource Recovery Agency,
   Project Revenue Bonds (Resource Recovery
   Facility - 1992 Series),
   7.0%, 5-1-2015 ........................       200      204,500
   Total .................................              3,091,875

NORTH CAROLINA - 2.97%
 North Carolina Eastern Municipal Power
   Agency, Power System Revenue Bonds,
   Refunding Series 1993 B,
   7.0%, 1-1-2008 ........................     1,000    1,086,250

OHIO - 2.26%
 City of Moraine, Ohio, Solid Waste
   Disposal Revenue Bonds (General Motors
   Corporation Project), Series 1994,
   6.75%, 7-1-2014 .......................       750      825,937


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
OKLAHOMA - 6.29%
 Oklahoma Housing Finance Agency, Single
   Family Mortgage Revenue Bonds
   (Homeownership Loan Program),
   1996 Series A,
   7.05%, 9-1-2026 .......................    $1,000  $ 1,081,250
 Tulsa Public Facilities Authority (Oklahoma):
   Recreational Facilities Revenue Bonds,
   Series 1985,
   6.2%, 11-1-2012 .......................       500      505,000
   Assembly Center Lease Payment Revenue
   Bonds, Refunding Series 1985,
   6.6%, 7-1-2014 ........................       200      216,750
 Holdenville Industrial Authority, Correctional
   Facility Revenue Bonds, Series 1995,
   6.35%, 7-1-2006 .......................       500      501,875
   Total .................................              2,304,875

PENNSYLVANIA - 4.56%
 Montgomery County Industrial Development
   Authority, Retirement Community Revenue Bonds
   (Adult Communities Total Services, Inc.
   Obligated Group), Series 1996B,
   5.625%, 11-15-2012 ....................     1,750    1,669,062

SOUTH CAROLINA - 2.62%
 York County, South Carolina, Pollution Control
   Facilities Revenue Refunding Bonds (Bowater
   Incorporated Project), Series 1991A,
   7.4%, 1-1-2010 ........................       900      960,750

TENNESSEE - 2.84%
 Tennessee Housing Development Agency,
   Homeownership Program Bonds, Issue T,
   7.375%, 7-1-2023 ......................     1,000    1,040,000


               See Notes to Schedules of Investments on page 109.

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
TEXAS - 9.27%
 Dallas-Fort Worth International Airport,
   Facility Improvement Corporation, American
   Airlines, Inc. Revenue Bonds, Series 1990,
   7.5%, 11-1-2025 .......................    $1,500  $ 1,593,750
 Port of Corpus Christi, Authority of
   Nueces County, Texas, Pollution Control
   Revenue Bonds (Hoechst Celanese Corporation
   Project), Series 1992,
   6.875%, 4-1-2017 ......................     1,000    1,056,250
 Sabine River Authority of Texas,
   Collateralized Pollution Control
   Revenue Refunding Bonds (Texas
   Utilities Electric Company Project),
   Series 1993B,
   5.85%, 5-1-2022 .......................       800      744,000
   Total .................................              3,394,000

WASHINGTON - 6.91%
 Public Utility District No. 1 of Pend Oreille
   County, Washington, Electric Revenue Bonds,
   1996 Series A (Subject to AMT),
   6.375%, 1-1-2015 ......................     1,500    1,488,750
 Washington Public Power Supply System,
   Nuclear Project No. 1, Refunding
   Revenue Bonds, Series 1996A,
   6.0%, 7-1-2008 ........................     1,000    1,040,000
   Total .................................              2,528,750

TOTAL MUNICIPAL BONDS - 95.05%                        $34,806,575
 (Cost: $34,293,635)

TOTAL SHORT-TERM SECURITIES - 4.13%                   $ 1,513,000
 (Cost: $1,513,000)

TOTAL INVESTMENT SECURITIES - 99.18%                  $36,319,575
 (Cost: $35,806,635)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.82%         299,039

NET ASSETS - 100.00%                                  $36,618,614


               See Notes to Schedules of Investments on page 109.

WADDELL & REED FUNDS, INC.
MARCH 31, 1997


Notes to Schedules of Investments

* No income dividends were paid during the preceding 12 months.

(A)  Listed on an exchange outside the United States.

(B) Principal amounts are denominated in the indicated foreign currency where applicable ($A - Australian Dollar, DM - Deutsche Mark, SFr - Swiss Franc).

(C) As of March 31, 1997, the following restricted securities were owned in the Asset Strategy Fund:

                               Principal
                   Acquisition  Amount                  Market
     Security         Date      in 000's    Cost        Value
     --------      ----------- --------------------------------
 Banco de Inversion y
  Comercio Exterior S.A.,
  9.375%, 12-27-2000   2/18/97      $300  $312,000    $302,439
 Compania de Transporte de
  Energia Electrica en Alta
  Tension TRANSENER Sociedad
  Anonima,
  9.625%, 7-15-99      2/13/97       300   311,250     308,250
 Ispat Mexicana, S.A. de C.V.,
  10.375%, 3-15-2001   3/17/97       300   303,375     301,500
                                          --------    --------
                                          $926,625    $912,189
                                          ========    ========
     The total market value of restricted securities represents approximately 6.75% of the total net assets at March 31, 1997.

(D) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

WADDELL & REED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997                   Total            International
                                Return      Growth      Growth
                                  Fund        Fund        Fund
Assets                    ------------ ----------- -----------
 Investment securities--at
   value (Notes 1 and 4)  $319,262,141$196,036,250 $53,845,344
 Cash   ..............             ---       5,283       2,997
 Receivables:
   Fund shares sold ..       1,449,752     523,175     454,629
   Investment securities
    sold  ............         103,169   4,416,452     828,619
   Dividends and interest      263,782      89,508     101,413
 Unamortized organization
   expenses (Note 2) .           3,259       3,259       3,259
 Prepaid insurance premium         456         462          76
                          ------------------------ -----------
    Total assets  ....     321,082,559 201,074,389  55,236,337
Liabilities               ------------ ----------- -----------
 Payable for Fund shares
   redeemed ..........       2,188,470   1,401,887     112,453
 Payable for investment
   securities purchased        684,931   1,120,728   4,372,301
 Accrued service fee -
   Class B (Note 3)...         183,077     134,337      26,156
 Accrued transfer agency and
   dividend disbursing (Note 3) 38,049      41,955       8,839
 Due to custodian ....           1,503         ---         ---
 Organization expenses
   payable ...........           3,259       3,259       3,259
 Accrued distribution
   fee - Class B (Note 3)        6,517       4,075       1,031
 Dividends payable  ..             ---         ---         ---
 Accrued accounting
   services fee (Note 3)         4,167       4,167       1,666
 Accrued management fee
   (Note 2) ..........           6,168       4,403       1,115
 Other  ..............           9,242       7,868      10,170
                          ------------------------ -----------
    Total liabilities        3,125,383   2,722,679   4,536,990
                          ------------------------ -----------
      Total net assets    $317,957,176$198,351,710 $50,699,347
Net Assets                ======================== ===========
 $0.01 par value capital stock
   Capital stock .....    $    174,931$    109,224 $    40,886
   Additional paid-in
    capital  .........     246,814,790 185,400,277  43,052,909
 Accumulated undistributed income (loss):
   Accumulated undistributed net
    investment income              ---         ---         ---
   Accumulated undistributed
    net realized gain (loss)
    on investments  ..       2,677,929  10,399,672   2,559,619
   Net unrealized appreciation
    (depreciation) of investments
    at end of period        68,289,526   2,442,537   5,045,933
                          ------------------------ -----------
    Net assets applicable to
      outstanding units
      of capital .....    $317,957,176$198,351,710 $50,699,347
                          ======================== ===========
Net asset value, redemption and
 offering price per share:
 Class B Shares  .....          $18.18      $18.16      $12.40
 Class Y Shares                 $18.35      $18.32      $12.52
Capital shares outstanding:
 Class B Shares             17,465,624  10,908,035   4,070,442
 Class Y Shares                 27,468      14,408      18,133
Capital shares authorized  500,000,000 500,000,000 500,000,000
                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997                   Asset    Limited-   Municipal
                              Strategy   Term Bond        Bond
                                  Fund        Fund        Fund
Assets                    ------------ ----------- -----------
 Investment securities--at
   value (Notes 1 and 4)   $13,276,675 $17,767,389 $36,319,575
 Cash   ..............           2,517         320         ---
 Receivables:
   Fund shares sold ..          71,543      93,315      31,523
   Investment securities
    sold  ............         129,746         ---         ---
   Dividends and interest      121,031     295,218     639,510
 Unamortized organization
   expenses (Note 2) .             481       3,259       3,259
 Prepaid insurance premium          74          80         100
                          ------------------------ -----------
    Total assets  ....      13,602,067  18,159,581  36,993,967
Liabilities               ------------------------ -----------
 Payable for Fund shares
   redeemed ..........          74,590     253,963     317,756
 Payable for investment
   securities purchased            ---         ---         ---
 Accrued service fee -
   Class B (Note 3) ..           8,367      11,401      21,699
 Accrued transfer agency and
   dividend disbursing (Note 3)  2,541       3,331       4,348
 Due to custodian ....             ---         ---       3,933
 Organization expenses
   payable ...........             481       3,259       3,259
 Accrued distribution
   fee - Class B (Note 3)          276         366         753
 Dividends payable  ..             ---       9,682      19,262
 Accrued accounting
   services fee (Note 3)           833         833       1,667
 Accrued management fee
   (Note 2) ..........             299         275         562
 Other  ..............             974       1,432       2,114
                          ------------------------ -----------
    Total liabilities           88,361     284,542     375,353
                          ------------------------ -----------
      Total net assets     $13,513,706 $17,875,039 $36,618,614
Net Assets                ======================== ===========
 $0.01 par value capital stock
   Capital stock .....     $    13,892 $    18,053$     34,111
   Additional paid-in
    capital  .........      14,196,290  18,262,177  36,320,553
 Accumulated undistributed income (loss):
   Accumulated undistributed net
    investment income           31,035         ---         ---
   Accumulated undistributed
    net realized gain (loss)
    on investments  ..        (226,008)    (88,322)   (248,990)
   Net unrealized appreciation
    (depreciation) of investments
    at end of period          (501,503)   (316,869)    512,940
                          ------------------------ -----------
    Net assets applicable to
      outstanding units
      of capital .....     $13,513,706 $17,875,039 $36,618,614
                          ======================== ===========
Net asset value, redemption and
 offering price per share:
 Class B Shares  .....           $9.73       $9.90      $10.74
 Class Y Shares                  $9.73       $9.90      $10.74
Capital shares outstanding:
 Class B Shares              1,377,255   1,794,717   3,410,974
 Class Y Shares                 11,935      10,618          97
Capital shares authorized  500,000,000 500,000,000 500,000,000
                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 1997
                                 Total            International
                                Return      Growth      Growth
                                  Fund        Fund        Fund
Investment Income         ------------ ----------- -----------
 Income (Note 1B):
   Interest & amortization $ 1,123,014 $ 4,182,041  $  258,150
   Dividends .........       3,646,222     171,606     348,846
                           ----------- -----------  ----------
    Total income  ....       4,769,236   4,353,647     606,996
                           ----------- -----------  ----------
 Expenses (Notes 2 and 3):
   Distribution fees -
    Class B  .........       1,997,173   1,767,043     233,734
   Investment management fee 1,886,789   1,904,258     251,914
   Service fee - Class B       645,242     566,457      69,183
   Transfer agency and dividend
    disbursing - Class B       441,224     514,901      87,229
   Registration fees..          84,277      80,362      29,268
   Accounting services fee      50,000      50,000      17,500
   Custodian fees ....          16,077      12,384      55,495
   Audit fees ........          16,300      16,253       8,462
   Amortization of organization
    expenses  ........           6,518       6,518       6,518
   Amortization of prepaid
    registration fees              ---         ---         ---
   Legal fees ........           3,608       3,338       1,237
   Shareholder servicing fee -
    Class Y  .........             223          32          69
   Distribution fees - Class Y     380         106         124
   Other .............          61,560      67,978      10,624
                          ------------------------ -----------
    Total expenses  ..       5,209,371   4,989,630     771,357
                          ------------------------ -----------
      Net investment income
       (loss) ........        (440,135)   (635,983)   (164,361)
                          ------------------------ -----------
Realized and Unrealized Gain
 (Loss) on Investments (Notes 1 and 4)
 Realized net gain (loss)
   on securities......       3,484,953  13,839,883   3,179,365
 Realized net gain (loss)
   from foreign currency
   transactions ......             ---         ---      (3,011)
                          ------------------------ -----------
   Realized net gain
    (loss) on investments    3,484,953  13,839,883   3,176,354
                          ------------------------ -----------
 Unrealized appreciation
   (depreciation) in value
   of securities during
   the period ........      26,027,620 (39,982,914)  4,245,896
 Unrealized depreciation from
   translation of assets and
   liabilities in foreign
   currencies.........             ---         ---     (23,809)
 Unrealized appreciation on
   forward currency contracts
   during the period .             ---         ---      70,820
                          ------------------------ -----------
   Unrealized appreciation
    (depreciation)          26,027,620 (39,982,914)  4,292,907
                          ------------------------ -----------
    Net gain (loss)
      on investments..      29,512,573 (26,143,031)  7,469,261
                          ------------------------ -----------
    Net increase (decrease)
      in net assets resulting from
      operations .....     $29,072,438($26,779,014) $7,304,900
                          ======================== ===========
                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 1997
                                 Asset    Limited-   Municipal
                              Strategy   Term Bond        Bond
                                  Fund        Fund        Fund
Investment Income         ------------ ----------- -----------
 Income (Note 1B):
   Interest and amortization  $627,008  $1,254,083  $2,188,413
   Dividends .........          54,477         ---         ---
                          ------------------------ -----------
    Total income  ....         681,485   1,254,083   2,188,413
                          ------------------------ -----------
 Expenses (Notes 2 and 3):
   Distribution fees -
    Class B  .........         107,986     145,292     269,119
   Investment management fee   116,390     108,389     200,636
   Service fee - Class B        35,643      47,846      82,819
   Transfer agency and dividend
    disbursing - Class B        37,048      43,801      57,118
   Registration fees..          26,577      20,453      25,639
   Accounting services fee      10,000      10,000      20,000
   Custodian fees ....           4,668       3,506       7,144
   Audit fees ........           7,633       9,243       9,280
   Amortization of organization
    expenses  ........             152       6,518       6,518
   Amortization of prepaid
    registration fees            3,483         ---         ---
   Legal fees ........           1,145         478       2,621
   Shareholder servicing fee -
    Class Y  .........              26          22           2
   Distribution fees - Class Y      48          41           3
   Other .............          12,379       5,946       8,504
                          ------------------------ -----------
    Total expenses  ..         363,178     401,535     689,403
                          ------------------------ -----------
      Net investment income
       (loss) ........         318,307     852,548   1,499,010
                          ------------------------ -----------
Realized and Unrealized Gain
 (Loss) on Investments (Notes 1 and 4)
 Realized net gain (loss)
   on securities......        (224,368)    (88,346)    308,152
 Realized net gain (loss)
   from foreign currency
   transactions ......           1,803         ---         ---
                          ------------------------ -----------
   Realized net gain
    (loss) on investments     (222,565)    (88,346)    308,152
                          ------------------------ -----------
 Unrealized appreciation
   (depreciation) in value
   of securities during
   the period ........        (178,352)   (110,492)     23,298
 Unrealized depreciation from
   translation of assets and
   liabilities in foreign
   currencies.........             ---         ---         ---
 Unrealized appreciation on
   forward currency contracts
   during the period .             ---         ---          ---
                          ------------------------ -----------
   Unrealized appreciation
    (depreciation) ...        (178,352)   (110,492)     23,298
                          ------------------------ -----------
    Net gain (loss)
      on investments .        (400,917)   (198,838)    331,450
                          ------------------------ -----------
    Net increase (decrease)
      in net assets resulting
      from operations.       ($82,610)    $653,710  $1,830,460
                          ======================== ===========
                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended MARCH 31, 1997
                                 Total            International
                                Return      Growth      Growth
                                  Fund        Fund        Fund
Increase (Decrease)
 in Net Assets            ------------ ----------- -----------
 Operations:
   Net investment income
    (loss)  ..........   ($    440,135)($  635,983)($  164,361)
   Realized net gain (loss)
    on investments ...       3,484,953  13,839,883   3,176,354
   Unrealized
    appreciation
    (depreciation)  ..      26,027,620 (39,982,914)  4,292,907
                          --------------------------------------
    Net increase (decrease)
      in net assets
      resulting from
      operations......      29,072,438 (26,779,014)  7,304,900
                          ------------------------ -----------
 Dividends to shareholders (Note 1E):*
   From net investment income
    Class B  .........             ---         ---     (27,619)
    Class Y  .........             ---         ---         (21)
   From realized net gain on
    investment transactions
    Class B  .........      (1,707,064) (6,956,540)        ---
    Class Y  .........            (541)        (30)        ---
                          ------------------------ -----------
        ..............      (1,707,605) (6,956,570)    (27,640)
                          ------------------------ -----------
 Capital share
   transactions
   (Note 6)...........      82,272,487  29,529,409  22,541,081
                          ------------------------ -----------
      Total increase
       (decrease)  ...     109,637,320  (4,206,175) 29,818,341

Net Assets
 Beginning of period       208,319,856 202,557,885  20,881,006
                          ------------------------ -----------
 End of period  ......    $317,957,176$198,351,710 $50,699,347
                          ======================== ===========
   Undistributed net
    investment income             $---        $---        $---
                                  ====        ====        ====
                *See "Financial Highlights" on pages 118 - 130.
                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended MARCH 31, 1997
                                 Asset    Limited-   Municipal
                              Strategy   Term Bond        Bond
                                  Fund        Fund        Fund
Increase (Decrease)
 in Net Assets            ------------ ----------- -----------
 Operations:
   Net investment income
    (loss)  ..........     $   318,307 $   852,548$ 1,499,010
   Realized net gain (loss)
    on investments ...        (222,565)    (88,346)   308,152
   Unrealized
    appreciation
    (depreciation)  ..        (178,352)   (110,492)    23,298
                           ----------- ----------------------
    Net increase (decrease)
      in net assets
      resulting from
      operations               (82,610)    653,710  1,830,460
                           ----------- ----------------------
 Dividends to shareholders (Note 1E):*
   From net investment income
    Class B  .........        (293,198)   (851,617)(1,498,961)
    Class Y  .........            (759)       (931)       (49)
   From realized net gain on
    investment transactions
    Class B  .........        (191,005)    (15,809)       ---
    Class Y  .........             (14)         (4)       ---
                           ----------- ----------------------
        ..............        (484,976)   (868,361)(1,499,010)
                           ----------- ----------------------
 Capital share
   transactions
   (Note 6)...........         858,835  (5,592,840) 2,417,313
                           ----------- ----------------------
      Total increase
       (decrease)  ...         291,249  (5,807,491) 2,748,763

Net Assets
 Beginning of period        13,222,457  23,682,530 33,869,851
                           ----------- ----------------------
 End of period  ......     $13,513,706 $17,875,039$36,618,614
                           =========== ======================
   Undistributed net
    investment income          $31,035        $---       $---
                               =======        ====       ====

                *See "Financial Highlights" on pages 118 - 130.
                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended MARCH 31, 1996
                                 Total            International
                                Return      Growth      Growth
                                  Fund        Fund        Fund
Increase in Net Assets    ------------ ----------- -----------
 Operations:
   Net investment income
    (loss)  ..........   $   (169,693)$  (361,532) $    98,687
   Realized net gain (loss)
    on investments ...       2,284,263   5,724,029     (46,537)
   Unrealized
    appreciation
    (depreciation)  ..      32,910,995  27,231,115     850,135
                          --------------------------------------
    Net increase in net assets
      resulting from
      operations......      35,025,565  32,593,612     902,285
                          ------------------------ -----------
 Dividends to shareholders (Note 1E):*
   From net investment income
    Class B  .........             ---         ---    (175,192)
    Class Y  .........             ---         ---         ---
   In excess of net investment income
    Class B ..........             ---         ---    (33,657)
    Class Y ..........             ---         ---         ---
   From realized net gain on
    investment transactions
    Class B  .........        (498,889) (3,023,159)        ---
    Class Y  .........             ---         ---         ---
                          ------------------------ -----------
                              (498,889) (3,023,159)   (208,849)
                          ------------------------ -----------
 Capital share
   transactions
   (Note 6)...........      69,102,445  72,304,504   8,999,169
                          ------------------------ -----------
      Total increase .     103,629,121 101,874,957   9,692,605

Net Assets
 Beginning of period       104,690,735 100,682,928  11,188,401
                          ------------------------ -----------
 End of period  ......    $208,319,856$202,557,885 $20,881,006
                          ======================== ===========
   Undistributed net
    investment income
    (loss)  ..........            $---        $---    $(33,657)
                                  ====        ====     =======
                *See "Financial Highlights" on pages 118 - 130.
                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended MARCH 31, 1996
                                 Asset    Limited-   Municipal
                              Strategy   Term Bond        Bond
                                Fund**        Fund        Fund
Increase in Net Assets    ------------ ----------- -----------
 Operations:
   Net investment income
    (loss)  ..........     $   141,002 $   647,104 $ 1,228,328
   Realized net gain (loss)
    on investments ...         187,466      90,054      96,208
   Unrealized
    appreciation
    (depreciation)  ..        (323,151)     99,034     749,744
                          ------------------------ -----------
    Net increase in net assets
      resulting from operations  5,317     836,192   2,074,280
                          ------------------------ -----------
 Dividends to shareholders (Note 1E):*
   From net investment income
    Class B  .........        (134,202)   (647,092) (1,228,317)
    Class Y  .........              (5)        (12)        (11)
   In excess of net investment income
    Class B ..........              ---         ---         ---
    Class Y ..........              ---         ---         ---
   From realized net gain on
    investment transactions
    Class B  .........             ---         ---         ---
    Class Y  .........             ---         ---         ---
                          ------------------------ -----------
                              (134,207)   (647,104) (1,228,328)
                          ------------------------ -----------
 Capital share
   transactions
   (Note 6)...........      13,351,347  11,074,676   5,589,817
                          ------------------------ -----------
      Total increase .      13,222,457  11,263,764   6,435,769

Net Assets
 Beginning of period               ---  12,418,766  27,434,082
                          ------------------------ -----------
 End of period  ......     $13,222,457 $23,682,530 $33,869,851
                          ======================== ===========
   Undistributed net
    investment income
    (loss)  ..........          $4,882        $---        $---
                                ======        ====        ====
                *See "Financial Highlights" on pages 118 - 130.
          **For the period from April 20, 1995 through March 31, 1996.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
TOTAL RETURN FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                                          For the
                                   For the fiscal          period
                            year ended March 31,            ended
                     ----------------------------        March 31,
                       1997    1996   1995    1994          1993*
                     ------  ------ ------  ------         ------
Net asset value,
 beginning of
 period  ........... $16.34  $12.73 $11.99  $11.07         $10.00
                     ------  ------ ------  ------         ------
Income from investment
 operations:
 Net investment income
   (loss)...........  (0.02)  (0.01)  0.00   (0.01)          0.02
 Net realized and
   unrealized gain
   on investments ..   1.97    3.67   0.74    0.93           1.07
                     ------  ------ ------  ------         ------
Total from investment
 operations  .......   1.95    3.66   0.74    0.92           1.09
                     ------  ------ ------  ------         ------
Less distributions:
 Dividends from net
   investment income  (0.00)  (0.00) (0.00)  (0.00)         (0.02)
 Distribution from
   capital gains ...  (0.11)  (0.05) (0.00)  (0.00)         (0.00)
                     ------  ------ ------  ------         ------
Total distributions.  (0.11)  (0.05) (0.00)  (0.00)         (0.02)
                     ------  ------ ------  ------         ------
Net asset value,
 end of period  .... $18.18  $16.34 $12.73  $11.99         $11.07
                     ======  ====== ======  ======         ======
Total return .......  11.93%  28.75%  6.17%   8.31%         10.91%
Net assets, end of
 period (000
 omitted) ..........$317,453$208,233$104,691$61,735       $12,460
Ratio of expenses
 to average net
 assets  ...........   1.95%   1.99%  2.05%   2.16%          2.21%
Ratio of net investment
 income to average
 net assets  .......  -0.17%  -0.11% -0.04%  -0.12%          0.32%
Portfolio turnover
 rate  .............  26.23%  16.78% 16.60%  17.31%         23.97%
Average commission
 rate paid .........  $0.0578
  *The Corporation's inception date is January 29, 1992; however, since the Fund did not have any investment activity or incur expenses prior to the date of initial public offering, the per share information is for a capital share outstanding for the period from September 21, 1992 (initial public offering) through March 31, 1993. Ratios and the portfolio turnover rate have been annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
TOTAL RETURN FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                    For the
                     fiscal          For the
                       year        period from
                      ended        December 29, 1995*
                    3/31/97        to March 31, 1996
                   --------        --------------------
Net asset value,
 beginning of
 period  ........... $16.38         $15.32
                     ------         ------
Income from investment
 operations:
 Net investment
   income...........    .04           0.03
 Net realized and
   unrealized gain
   on investments ..   2.04           1.03
                     ------         ------
Total from investment
 operations  .......   2.08           1.06
                     ------         ------
Less distribution from
 capital gains  ....  (0.11)         (0.00)
                     ------         ------
Net asset value,
 end of period  .... $18.35         $16.38
                     ======         ======
Total return .......  12.69%          6.92%
Net assets, end of
 period (000
 omitted) ..........   $504            $87
Ratio of expenses
 to average net
 assets  ...........   1.18%          0.96%**
Ratio of net investment
 income to average
 net assets  .......   0.65%          1.04%**
Portfolio turnover
 rate  .............  26.23%         16.78%**
Average commission
 rate paid .........  $0.0578

 *Commencement of operations.
**Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
GROWTH FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                                          For the
                                   For the fiscal          period
                            year ended March 31,            ended
                      ---------------------------        March 31,
                       1997    1996   1995    1994          1993*
                     ------  ------ ------  ------         ------
Net asset value,
 beginning of
 period  ........... $21.00  $16.90 $14.08  $11.68         $10.00
                     ------  ------ ------  ------         ------
Income from investment
 operations:
 Net investment
   income (loss) ...  (0.06)  (0.02)  0.00   (0.04)         (0.02)
 Net realized and
   unrealized gain (loss)
   on investments ..  (2.18)   4.49   3.15    2.75           1.79
                     ------  ------ ------  ------         ------
Total from investment
 operations  .......  (2.24)   4.47   3.15    2.71           1.77
                     ------  ------ ------  ------         ------
Less distributions:
 Dividends from net
   investment
   income ..........  (0.00)  (0.00) (0.00)  (0.00)         (0.01)
 Distribution from
   capital gains ...  (0.60)  (0.37) (0.33)  (0.31)         (0.08)
                     ------  ------ ------  ------         ------
Total distributions   (0.60)  (0.37) (0.33)  (0.31)         (0.09)
                     ------  ------ ------  ------         ------
Net asset value,
 end of period  .... $18.16  $21.00 $16.90  $14.08         $11.68
                     ======  ====== ======  ======         ======
Total return ....... -10.97%  26.57% 22.61%  23.16%         17.71%
Net assets, end of period
  (000 omitted)   $198,088$202,557$100,683 $43,524         $7,976
Ratio of expenses
 to average net
 assets  ...........   2.12%   2.14%  2.23%   2.34%          2.50%
Ratio of net investment
 income to average
 net assets  .......  -0.27%  -0.25%  0.01%  -0.97%         -0.68%
Portfolio turnover
 rate ..............  37.20%  31.84% 56.30%  69.12%        124.44%
Average commission
 rate paid .........  $0.0516
  *The Corporation's inception date is January 29, 1992; however, since the Fund did not have any investment activity or incur expenses prior to the date of initial public offering, the per share information is for a capital share outstanding for the period from September 21, 1992 (initial public offering) through March 31, 1993. Ratios and the portfolio turnover rate have been annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
GROWTH FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                    For the
                     fiscal        For the
                       year        period from
                      ended        December 29, 1995*
                    3/31/97        to March 31, 1996
                   --------        --------------------
Net asset value,
 beginning of
 period  ........... $21.04         $20.21
                     ------         ------
Income from investment
 operations:
 Net investment
   income...........   0.01            .04
 Net realized and

 unrealized gain (loss)
   on investments ..  (2.13)           .79
                     ------         ------
Total from investment
 operations  .......  (2.12)           .83
                     ------         ------
Less distributions:
 Dividends from net
   investment income  (0.00)         (0.00)
 Distributions from
   capital gains ...  (0.60)         (0.00)
                     ------         ------
Total distributions   (0.60)         (0.00)
                     ------         ------
Net asset value,
 end of period  .... $18.32         $21.04
                     ======         ======
Total return ....... -10.37%          4.11%
Net assets, end of
 period (000
 omitted) ..........   $264             $1
Ratio of expenses
 to average net
 assets  ...........   1.17%          1.17%**
Ratio of net investment
 income to average
 net assets  .......   0.31%          0.78%**
Portfolio turnover
 rate  .............  37.20%         31.84%**
Average commission
 rate paid .........  $0.0516
 *Commencement of operations.
**Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
INTERNATIONAL GROWTH FUND*
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                                          For the
                                   For the fiscal          period
                            year ended March 31,            ended
                      ---------------------------        March 31,
                       1997    1996   1995    1994         1993**
                     ------  ------ ------  ------         ------
Net asset value,
 beginning of
 period  ...........  $9.94   $9.36  $9.37   $9.68         $10.00
                     ------  ------  -----   -----         ------
Income from investment
 operations:
 Net investment
   income (loss) ...  (0.03)   0.08   0.36    0.34           0.20
 Net realized and
   unrealized gain (loss)
   on investments ..   2.50    0.63  (0.01)  (0.31)         (0.32)
                     ------  ------  -----   -----         ------
Total from investment
 operations  .......   2.47    0.71   0.35    0.03          (0.12)
                     ------  ------  -----   -----         ------
Less distributions:
 Dividends declared
   from net investment
   income ..........  (0.01)  (0.11) (0.36)  (0.26)         (0.20)
 In excess of net
   investment income  (0.00)  (0.02) (0.00)  (0.00)         (0.00)
 Tax-basis return of
   capital..........  (0.00)  (0.00) (0.00)  (0.08)         (0.00)
                     ------  ------  -----   -----         ------
Total distributions.  (0.01)  (0.13) (0.36)  (0.34)         (0.20)
                     ------  ------  -----   -----         ------
Net asset value,
 end of period  .... $12.40   $9.94  $9.36   $9.37         $ 9.68
                     ======  ======  =====   =====         ======
Total return .......  24.85%   7.64%  3.84%   0.33%         -1.28%
Net assets, end of
 period (000
 omitted)  .........$50,472 $20,874$11,188 $10,282         $7,181
Ratio of expenses
 to average net
 assets  ...........   2.46%   2.50%  2.29%   2.24%          2.06%
Ratio of net investment
 income to average
 net assets  .......  -0.52%   0.63%  3.87%   3.56%          3.88%
Portfolio turnover
 rate  .............  94.76%  88.55% 13.33%  34.90%          8.35%
Average commission
 rate paid .........  $0.0124
   *International Growth Fund (formerly Global Income Fund) changed its name and investment objective effective April 20, 1995.
  **The Corporation's inception date is January 29, 1992; however, since the Fund did not have any investment activity or incur expenses prior to the date of initial public offering, the per share information is for a capital share outstanding for the period from September 21, 1992 (initial public offering) through March 31, 1993. Ratios and the portfolio turnover rate have been annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
INTERNATIONAL GROWTH FUND*
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                    For the
                     fiscal          For the
                       year        period from
                      ended        December 29, 1995*
                    3/31/97        to March 31, 1996
                   --------        --------------------
Net asset value,
 beginning of
 period  ...........  $9.95          $9.70
                     ------         ------
Income from investment
 operations:
 Net investment
   income (loss) ...   0.02           0.02
 Net realized and
   unrealized gain
   on investments ..   2.56           0.23
                     ------         ------
Total from investment
 operations  .......   2.58           0.25
                     ------         ------
Less dividends from net
 investment income    (0.01)         (0.00)
                     ------         ------
Net asset value,
 end of period  .... $12.52          $9.95
                     ======         ======
Total return .......  25.93%          2.58%
Net assets, end of
 period (000
 omitted) ..........   $227             $7
Ratio of expenses
 to average net
 assets  ...........   1.59%          1.84%**
Ratio of net investment
 income to average
 net assets  .......   0.05%          1.07%**
Portfolio turnover
 rate  .............  94.76%         88.55%**
Average commission
 rate paid .........  $0.0124

 *Commencement of operations.
**Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
ASSET STRATEGY FUND
Class B Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                                   For the
                                    period
                                      from
                    For the        April 20,
                     fiscal           1995
                       year        through
                      ended          March
                    3/31/97        31, 1996*
                  ---------        ---------
Net asset value,
 beginning of period $10.15         $10.00
                     ------         ------
Income from investment
 operations:
 Net investment
   income ..........   0.23           0.16
 Net realized and
   unrealized gain (loss)
   on investments...  (0.30)          0.14
                     ------         ------
Total from investment
 operations ........  (0.07)          0.30
                     ------         ------
Less distributions:
 Dividends from
 net investment
 income ............  (0.21)         (0.15)
Distributions from
 capital gains .....  (0.14)         (0.00)
                     ------         ------
                      (0.35)         (0.15)
                     ------         ------
Net asset value,
 end of period .....  $9.73         $10.15
                     ======         ======
Total return .......  -0.86%          3.00%
Net assets, end of
 period (000
 omitted)  .........$13,398        $13,221
Ratio of expenses
 to average net
 assets ............   2.52%          2.54%
Ratio of net investment
 income to average net
 assets ............   2.21%          2.14%
Portfolio
 turnover rate ..... 109.92%         75.02%
Average commission
 rate paid .........  $0.0375

 *The Fund's inception date is January 31, 1995; however, since the Fund did not have investment activity or incur expenses prior to the date of public offering, the per share information is for a capital share outstanding for the period from April 20, 1995 (initial public offering) through March 31, 1996. Ratios have been annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
ASSET STRATEGY FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                    For the
                     fiscal          For the
                       year        period from
                      ended        December 29, 1995*
                    3/31/97        to March 31, 1996
                   --------        --------------------
Net asset value,
 beginning of
 period  ........... $10.16         $10.23
                     ------         ------
Income from investment
 operations:
 Net investment
   income...........   0.27           0.07
 Net realized and
   unrealized loss
   on investments ..  (0.26)         (0.08)
                     ------         ------
Total from investment
 operations  .......   0.01          (0.01)
                     ------         ------
Less distributions:
 Dividends from net
 investment income    (0.30)         (0.06)
 Distributions from
 capital gains  ....  (0.14)         (0.00)
                     ------         ------
                      (0.44)         (0.06)
                     ------         ------
Net asset value,
 end of period  ....  $9.73         $10.16
                     ======         ======
Total return .......   0.05%         -0.25%
Net assets, end of
 period (000
 omitted) ..........   $116             $1
Ratio of expenses
 to average net
 assets  ...........   1.61%          1.95%**
Ratio of net investment
 income to average
 net assets  .......   2.97%          2.34%**
Portfolio turnover
 rate  ............. 109.92%         75.02%**
Average commission
 rate paid .........  $0.0375

 *Commencement of operations.
**Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
LIMITED-TERM BOND FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                                          For the
                                   For the fiscal          period
                            year ended March 31,            ended
                     ----------------------------        March 31,
                       1997    1996   1995    1994          1993*
                     ------  ------ ------  ------         ------
Net asset value,
 beginning of
 period  ........... $10.00  $ 9.70  $9.84  $10.06         $10.00
                     ------  ------  -----  ------         ------
Income from investment
 operations:
 Net investment
   income ..........   0.44    0.41   0.39    0.35           0.18
 Net realized and
   unrealized gain
   (loss) on
   investments .....  (0.09)   0.30  (0.13)  (0.20)          0.06
                     ------  ------  -----  ------         ------
Total from investment
 operations  .......   0.35    0.71   0.26    0.15           0.24
                     ------  ------  -----  ------         ------
Less distributions:
 Dividends declared
   from net investment
   income ..........  (0.44)  (0.41) (0.39)  (0.35)         (0.18)
 Distribution from
   capital gains ...  (0.01)  (0.00) (0.01)  (0.02)         (0.00)
                     ------  ------  -----  ------         ------
Total distributions   (0.45)  (0.41) (0.40)  (0.37)         (0.18)
                     ------  ------  -----  ------         ------
Net asset value,
 end of period  ....  $9.90  $10.00  $9.70  $ 9.84         $10.06
                     ======  ======  =====  ======         ======
Total return .......   3.52%   7.41%  2.73%   1.41%          2.40%
Net assets, end of
 period (000
 omitted)  .........$17,770 $23,682$12,419 $11,671         $6,259
Ratio of expenses
 to average net
 assets  ...........   2.07%   2.10%  2.17%   2.14%          2.15%
Ratio of net investment
 income to average
 net assets ........   4.40%   4.14%  4.05%   3.41%          3.48%
Portfolio turnover
 rate  .............  23.05%  22.08% 29.20%  25.90%         39.64%
  *The Corporation's inception date is January 29, 1992; however, since the Fund did not have any investment activity or incur expenses prior to the date of initial public offering, the per share information is for a capital share outstanding for the period from September 21, 1992 (initial public offering) through March 31, 1993. Ratios and the portfolio turnover rate have been annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
LIMITED-TERM BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                    For the
                     fiscal          For the
                       year        period from
                      ended        December 29, 1995*
                    3/31/97        to March 31, 1996
                   --------        --------------------
Net asset value,
 beginning of
 period  ........... $10.00         $10.16
                     ------         ------
Income from investment
 operations:
 Net investment
   income...........   0.52           0.11
 Net realized and
   unrealized loss
   on investments ..  (0.09)         (0.16)
                     ------         ------
Total from investment
 operations  .......   0.43          (0.05)
                     ------         ------
Less distributions:
 Dividends from net
 investment income    (0.52)         (0.11)
 Distribution from
 capital gains  ....  (0.01)         (0.00)
                     ------         ------
                      (0.53)         (0.11)
                     ------         ------
Net asset value,
 end of period  ....  $9.90         $10.00
                     ======         ======
Total return .......   4.33%         -0.49%
Net assets, end of
 period (000
 omitted) ..........   $105             $1
Ratio of expenses
 to average net
 assets  ...........   1.04%          1.18%**
Ratio of net investment
 income to average
 net assets  .......   5.62%          4.70%**
Portfolio turnover
 rate  .............  23.05%         22.08%**

 *Commencement of operations.
**Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
MUNICIPAL BOND FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                                          For the
                                   For the fiscal          period
                            year ended March 31,            ended
                     ----------------------------        March 31,
                       1997    1996   1995    1994          1993*
                     ------  ------ ------  ------         ------
Net asset value,
 beginning of
 period  ........... $10.63  $10.30 $10.12  $10.53         $10.00
                     ------  ------ ------  ------         ------
Income from investment
 operations:
 Net investment
   income ..........   0.45    0.43   0.44    0.39           0.21
 Net realized and
   unrealized gain
   (loss) on
   investments .....   0.11    0.33   0.18   (0.28)          0.53
                     ------  ------ ------  ------         ------
Total from investment
 operations  .......   0.56    0.76   0.62    0.11           0.74
                     ------  ------ ------  ------         ------
Less distributions:
 Dividends declared
   from net investment
   income ..........  (0.45)  (0.43) (0.44)  (0.39)         (0.21)
 Distribution from
   capital gains ...  (0.00)  (0.00) (0.00)  (0.13)         (0.00)
                     ------  ------ ------  ------         ------
Total distributions   (0.45)  (0.43) (0.44)  (0.52)         (0.21)
                     ------  ------ ------  ------         ------
Net asset value,
 end of period  .... $10.74  $10.63 $10.30  $10.12         $10.53
                     ======  ====== ======  ======         ======
Total return .......   5.32%   7.48%  6.37%   0.76%          7.37%
Net assets, end of
 period (000
 omitted)  .........$36,618 $33,869$27,434 $24,960         $8,557
Ratio of expenses
 to average net
 assets  ...........   1.92%   1.93%  1.94%   1.98%          1.94%
Ratio of net investment
 income to average
 net assets  .......   4.18%   4.05%  4.41%   3.62%          3.99%
Portfolio turnover
 rate  .............  34.72%  42.02% 56.92%  18.93%        140.02%
  *The Corporation's inception date is January 29, 1992; however, since the Fund did not have any investment activity or incur expenses prior to the date of initial public offering, the per share information is for a capital share outstanding for the period from September 21, 1992 (initial public offering) through March 31, 1993. Ratios and the portfolio turnover rate have been annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
MUNICIPAL BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                    For the
                     fiscal          For the
                       year        period from
                      ended        December 29, 1995*
                    3/31/97        to March 31, 1996
                   --------        --------------------
Net asset value,
 beginning of
 period  ........... $10.63         $10.94
                     ------         ------
Income from investment
 operations:
 Net investment
   income...........   0.52           0.12
 Net realized and
   unrealized gain
   (loss) on
   investments .....   0.11          (0.31)
                     ------         ------
Total from investment
 operations  .......   0.63          (0.19)
                     ------         ------
Less dividends from net
 investment income    (0.52)         (0.12)
                     ------         ------
Net asset value,
 end of period  .... $10.74         $10.63
                     ======         ======
Total return .......   5.96%         -1.80%
Net assets, end of
 period (000
 omitted) ..........     $1             $1
Ratio of expenses
 to average net
 assets  ...........   1.28%          1.18%**
Ratio of net investment
 income to average
 net assets  .......   4.83%          4.33%**
Portfolio turnover
 rate  .............  34.72%         42.02%**

 *Commencement of operations.
**Annualized.
                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997

Note 1 - Significant Accounting Policies

     Waddell & Reed Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues six series of capital shares; each series represents ownership of a separate mutual fund. The assets belonging to each Fund are held separately by the custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations System) which provides information on bid and asked or closing
     prices quoted by major dealers in such stocks.   Restricted securities and
     securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums and post-1984 market discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 5 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards. The following items identified in the period ended March 31, 1997 have been reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions or to additional paid-in capital:

                    Increase            Decrease  Decrease
                    Undistributed       Undistributed  Additional
                    Net Investment      Net Realized   Paid-In
                    Income              Gain           Capital
     Total Return
      Fund               $440,135                      $(440,135)
     Growth Fund          635,983            $(635,983)
     International
      Growth Fund         228,669             (228,669)

F.   Futures -- See Note 7 -- Futures.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Organization

     The Corporation was incorporated in Maryland on January 29, 1992 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and registration of shares under the Securities Act of 1933) until September 21, 1992 (the date of the initial public offering). The original Corporation consisted of five mutual funds - Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund and International Growth Fund.

     On April 24, 1992, Waddell & Reed, Inc. ("W&R"), the Corporation's principal distributor and underwriter, purchased for investment 2,000 shares of each series of the original Corporation at their net asset value of $10.00 per share.

     The Corporation's organizational expenses in the amount of $162,960 were advanced to the Corporation by W&R and are an obligation to be paid by the original mutual funds. These expenses are being amortized and are payable evenly over 60 months following the date of the initial public offering.

     Asset Strategy Fund was established in Maryland on January 31, 1995 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and registration of shares under the Securities Act of 1933) until April 20, 1995 (the date of the initial public offering).

     Asset Strategy Fund had prepaid registration fees in the amount of $20,900 which were advanced to the Corporation by W&R. These expenses were amortized evenly over Asset Strategy Fund's first 12 months.

     Asset Strategy Fund's organizational expenses in the amount of $759 were advanced to the Corporation by W&R and are an obligation to be paid by it. These expenses are being amortized and are payable evenly over 60 months following the date of the initial public offering.

NOTE 3 -- Investment Management And Payments To Affiliated Persons

     Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Corporation's investment manager. WRIMCO provides advice and supervises investments for which services it is paid a fee computed on each Fund's net assets as of the close of business each day at the following annual rates: Total Return Fund - 0.71% of net assets, Growth Fund - 0.81% of net assets, International Growth Fund - 0.81% of net assets, Asset Strategy Fund - 0.81% of net assets, Limited-Term Bond Fund - 0.56% of net assets, and Municipal Bond Fund - 0.56% of net assets. The fee is accrued and paid daily.

     The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Corporation and pricing daily the value of shares of the Corporation. For these services, each of the Funds pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level               Annual Fee
          (all dollars in millions)       Rate for Each Fund
          ------------------------       -------------------
          From $    0  to $   10                $      0
          From $   10  to $   25                $ 10,000
          From $   25  to $   50                $ 20,000
          From $   50  to $  100                $ 30,000
          From $  100  to $  200                $ 40,000
          From $  200  to $  350                $ 50,000
          From $  350  to $  550                $ 60,000
          From $  550  to $  750                $ 70,000
          From $  750  to $1,000                $ 85,000
               $1,000 and Over                  $100,000

     For Class B shares, each Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month ($1.0208 per account prior to April 1, 1996), plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. For Class Y shares, each Fund pays WARSCO a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that Class for the preceding month. Each Fund also reimburses W&R, WRIMCO and WARSCO for certain out-of-pocket costs.

     The Corporation has adopted a 12b-1 plan for both Class B and Class Y shares. Under the Distribution and Service Plan for the Class B shares, W&R, principal underwriter and sole distributor of the Corporation's shares, is compensated in an amount calculated and payable daily up to 1% annually of each of the Fund's average daily net assets. This fee consists of two elements: (i) up to 0.75% of the particular Fund's Class B net asset value for distribution services and distribution expenses including commissions paid by the Distributor to its sales representatives and managers and (ii) up to 0.25% of the particular Fund's Class B net asset value may be paid to reimburse the Distributor for continuing payments made to the Distributor's representatives and managers, its administrative costs in overseeing these payments, and the expenses of WARSCO in providing certain personal services to shareholders. During the period ended March 31, 1997, the Distributor received $5,967,537 in 12b-1 payments. During this same period W&R paid sales commissions of $3,902,661.

     Under a Distribution and Service Plan for Class Y shares adopted by the Corporation pursuant to Rule 12b-1, with respect to each Fund, the Corporation pays W&R daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the particular Fund's Class Y net asset value. During the period ended March 31, 1997, the Distributor received $751 in 12b-1 payments on Class Y shares.

     For Class B shares, a contingent deferred sales charge may be assessed against a shareholder's redemption amount and paid to the Distributor, W&R. The purpose of the deferred sales charge is to compensate the Distributor for the costs incurred by the Distributor in connection with the sale of a Fund's shares. The amount of the deferred sales charge will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the calendar year of investment and the first full calendar year after the calendar year of investment, 3%; the second full calendar year, 2%; the third full calendar year, 1%; and thereafter, 0%. All investments made during a calendar year shall be deemed as a single investment during the calendar year for purposes of calculating the deferred sales charge. The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the deferred sales charge period. During the period ended March 31, 1997, the Distributor received $902,776 in deferred sales charges.

     The Corporation paid Directors' fees of $21,878, which are included in other expenses.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Securities Transactions

     Investment securities transactions for the period ended March 31, 1997 are summarized as follows:

                              Total          International
                             Return    Growth    Growth
                               Fund      Fund      Fund
                        --------------------------------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 securities            $130,985,182$106,569,609$54,231,968
Purchases of U.S. Government
 securities                     ---       ---       ---
Purchases of short-term
 securities             245,610,692866,162,18240,335,190
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities   64,167,41258,921,57725,784,978
Proceeds from maturities
 and sales of U.S.
 Government securities          ---       --- 1,000,000
Proceeds from maturities
 and sales of short-term
 securities             229,985,477897,536,02641,848,075

                              Asset  Limited- Municipal
                           Strategy      Term      Bond
                               Fund      Fund      Fund
                        --------------------------------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 securities             $14,413,220$ 1,780,514$16,291,824
Purchases of U.S. Government
 securities               3,040,785 2,528,559       ---
Purchases of short-term
 securities              34,621,037 9,641,00013,382,501
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities    7,307,672 5,702,35612,044,583
Proceeds from maturities
 and sales of U.S.
 Government securities    4,313,574 3,339,282       ---
Proceeds from maturities
 and sales of short-term
 securities              39,820,01410,143,06514,216,050

     For Federal income tax purposes, cost of investments owned at March 31, 1997 and the related unrealized appreciation (depreciation) were as follows:

                                                            Aggregate
                                                          Appreciation
                            Cost AppreciationDepreciation(Depreciation)
                     ----------- -------------------------------------
Total Return Fund   $250,977,093  $70,238,657  $1,953,609  $68,285,048
Growth Fund          193,593,713   29,636,437  27,193,900    2,442,537
International Growth
 Fund                 48,775,835    6,470,734   1,475,013    4,995,721
Asset Strategy Fund   13,778,178      213,972     715,475     (501,503)
Limited-Term Bond Fund18,084,258       33,572     350,441     (316,869)
Municipal Bond Fund   35,896,819      679,117     256,361      422,756

NOTE 5 -- Federal Income Tax Matters

     For Federal income tax purposes, Total Return Fund and Growth Fund realized capital gain net income of $3,484,953 and $13,839,882 respectively, during the year ended March 31, 1997. For Federal income tax purposes, International Growth Fund realized capital gain net income of $2,863,917 during the year ended March 31, 1997, which includes utilization of capital loss carryforwards of $389,830. For Federal income tax purposes, Municipal Bond Fund realized capital gains of $302,510 during the year ended March 31, 1997, which were entirely offset by utilization of capital loss carryforwards. Remaining prior year capital loss carryforwards of Municipal Bond Fund totaled $160,264 at March 31, 1997. Of this amount, $31,213 is available to offset future realized capital gain net income through March 31, 2003, and the remaining $129,051 is available to offset future realized capital gain net income through March 31, 2004. For Federal income tax purposes, Asset Strategy Fund and Limited-Term Bond Fund realized capital losses of $224,368 and 88,346, respectively, during the year ended March 31, 1997, and these losses are available to offset future realized capital gain net income of each fund through March 31, 2005. A portion of the capital gain net income of Total Return Fund and Growth Fund was paid to shareholders during the year ended March 31, 1997. Remaining capital gains of these Funds, as well as the capital gain net income of International Growth Fund, will be distributed to shareholders.

NOTE 6 -- Commencement of Multiclass Operations

     On December 2, 1995, each Fund within the Corporation was authorized to offer investors a choice of two classes of shares, Class B and Class Y, each of which has equal rights as to assets and voting privileges with respect to each Fund. Class Y shares are not subject to a contingent deferred sales charge on redemptions and have separate fee structures for transfer agency and dividend disbursement services and Rule 12b-1 Service Plan fees. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Corporation.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock for the period ended March 31, 1997 are summarized below.

                              Total               International
                             Return        Growth        Growth
                               Fund          Fund          Fund
                        -----------  ------------  ------------
Shares issued from sale
  of shares:
 Class B  ............    6,808,591     3,632,678     2,238,293
 Class Y  ............       24,004        14,358        17,526
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............       95,480       341,944         2,464
 Class Y  ............           30             1             2
Shares redeemed:
 Class B  ............   (2,181,104)   (2,712,593)     (270,903)
 Class Y  ............       (1,854)          ---          (118)
                          ---------     ---------     ---------
Increase in outstanding
 capital shares:
 Class B  ............    4,722,967     1,262,029     1,969,854
 Class Y  ............       22,180        14,359        17,410
                          ---------     ---------     ---------
   Total for Fund ....    4,745,147     1,276,388     1,987,264
                          =========     =========     =========
Value issued from sale
 of shares:
 Class B  ............ $119,248,838   $77,383,014   $25,345,167
 Class Y  ............      448,206       293,327       208,529
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............    1,705,291     6,948,199        27,578
 Class Y  ............          541            30            21
Value redeemed:
 Class B  ............  (39,096,763)  (55,095,161)   (3,038,791)
 Class Y  ............      (33,626)          ---        (1,423)
                        -----------   -----------   -----------
Increase in outstanding
 capital:
 Class B  ............   81,857,366    29,236,052    22,333,954
 Class Y  ............      415,121       293,357       207,127
                        -----------   -----------   -----------
    Total for Fund  ..  $82,272,487   $29,529,409   $22,541,081
                        ===========   ===========   ===========

                              Asset      Limited-     Municipal
                           Strategy     Term Bond          Bond
                               Fund          Fund          Fund
                        -----------  ------------  ------------
Shares issued from sale
  of shares:
 Class B  ............      648,628       532,545       690,053
 Class Y  ............       11,760        10,427           ---
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............       47,461        84,279       123,331
 Class Y  ............           77            91             5
Shares redeemed:
 Class B  ............     (621,105)   (1,190,546)     (587,793)
 Class Y  ............          ---           ---           ---
                          ---------     ---------       -------
Increase (decrease) in
 outstanding capital shares:
 Class B  ............       74,984      (573,722)      225,591
 Class Y  ............       11,837        10,518             5
                          ---------     ---------       -------
   Total for Fund ....       86,821      (563,204)      225,596
                          =========     =========       =======
Value issued from sale
 of shares:
 Class B  ............   $6,618,305    $5,314,824    $7,405,072
 Class Y  ............      120,365       104,186           ---
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............      483,186       840,800     1,327,022
 Class Y  ............          773           956            48
Value redeemed:
 Class B  ............   (6,363,794)  (11,853,606)   (6,314,829)
 Class Y  ............          ---           ---           ---
                        -----------   -----------    ----------
Increase (decrease) in
 outstanding capital:
 Class B  ............      737,697    (5,697,982)    2,417,265
 Class Y  ............      121,138       105,142            48
                        -----------   -----------    ----------
    Total for Fund  ..  $   858,835   ($5,592,840)   $2,417,313
                        ===========   ===========    ==========

     Transactions in capital stock for the period ended March 31, 1996 are summarized below.

                              Total               International
                             Return        Growth        Growth
                               Fund          Fund          Fund
                        -----------  ------------  ------------
Shares issued from sale
  of shares:
 Class B  ............    5,512,195     4,325,372     1,097,607
 Class Y  ............        5,288            49           723
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............       32,501       151,221        22,332
 Class Y  ............          ---           ---           ---
Shares redeemed:
 Class B  ............   (1,027,718)     (787,512)     (214,469)
 Class Y  ............          ---           ---           ---
                          ---------     ---------       -------
Increase in outstanding
 capital shares:
 Class B  ............    4,516,978     3,689,081       905,470
 Class Y  ............        5,288            49           723
                          ---------     ---------       -------
   Total for Fund ....    4,522,266     3,689,130       906,193
                          =========     =========       =======
Value issued from sale
 of shares:
 Class B  ............  $83,845,520   $84,517,378   $10,888,190
 Class Y  ............       81,853         1,000         7,109

Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............      498,248     3,019,878       212,070
 Class Y  ............          ---           ---           ---
Value redeemed:
 Class B  ............  (15,323,176)  (15,233,752)   (2,108,200)
 Class Y  ............          ---           ---           ---
                        -----------   -----------    ----------
Increase  in outstanding
 capital:
 Class B  ............   69,020,592    72,303,504     8,992,060
 Class Y  ............       81,853         1,000         7,109
                        -----------   -----------    ----------
    Total for Fund  ..  $69,102,445   $72,304,504    $8,999,169
                        ===========   ===========    ==========

                              Asset      Limited-     Municipal
                           Strategy     Term Bond          Bond
                               Fund          Fund          Fund
                        -----------  ------------  ------------
Shares issued from sale
   of shares:
 Class B  ............    1,509,865     1,575,447       959,634
 Class Y  ............           97           100            92
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............       13,133        62,029       104,734
 Class Y  ............            1             2             2
Shares redeemed:
 Class B  ............     (220,727)     (549,241)     (542,901)
 Class Y  ............          ---           ---           ---
                          ---------     ---------       -------
Increase in outstanding
 capital shares:
 Class B  ............    1,302,271     1,088,235       521,467
 Class Y  ............           98           102            94
                          ---------     ---------       -------
   Total for Fund ....    1,302,369     1,088,337       521,561
                          =========     =========       =======
Value issued from sale
 of shares:
 Class B  ............  $15,469,968   $15,955,031   $10,219,694
 Class Y  ............        1,000         1,000         1,000

Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............      134,044       622,642     1,108,944
 Class Y  ............            5            11            11
Value redeemed:
 Class B  ............   (2,253,670)   (5,504,008)   (5,739,832)
 Class Y  ............          ---           ---           ---
                        -----------   -----------    ----------
Increase in outstanding
 capital:
 Class B  ............   13,350,342    11,073,665     5,588,806
 Class Y  ............        1,005         1,011         1,011
                        -----------   -----------    ----------
    Total for Fund  ..  $13,351,347   $11,074,676    $5,589,817
                        ===========   ===========    ==========

NOTE 7 -- Futures

     Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or U.S. Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments ("variation margins") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Fund uses futures to attempt to reduce the overall risk of its investments.

NOTE 8 -- Commitments

     At March 31, 1997, International Growth Fund had entered into foreign exchange contracts in addition to the contracts listed in the Schedule of Investments, under which it had agreed to purchase and sell foreign currency with an approximate market value of $4,382,925 and $842,898, respectively.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Funds, Inc.:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Return Fund, Growth Fund, International Growth Fund, Asset Strategy Fund, Limited-Term Bond Fund and Municipal Bond Fund (collectively the "Funds") comprising Waddell & Reed Funds, Inc., as of March 31, 1997, the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial statements and the financial highlights of the Funds for each of the periods presented in the four-year period ended March 31, 1996 were audited by other auditors whose report, dated May 10, 1996, expressed an unqualified opinion on those statements and financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective funds comprising Waddell & Reed Funds, Inc. as of March 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
May 7, 1997